EXHIBIT 10.29

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXECUTION VERSION

AMENDMENT 1 TO TERM LOAN AGREEMENT

THIS AMENDMENT 1 TO TERM LOAN AGREEMENT, dated as of January 16, 2018 (this “Amendment” and the date hereof, the “Amendment No. 1 Effective Date”) is made among STRONGBRIDGE U.S. INC., a Delaware corporation (“Lead Borrower”), STRONGBRIDGE BIOPHARMA PUBLIC LIMITED COMPANY, a public limited company incorporated under the laws of Ireland (“Parent”), CORTENDO CAYMAN LTD., an exempted company incorporated in the Cayman Islands (“Cayman Borrower”), STRONGBRIDGE IRELAND LIMITED, a private limited company incorporated under the laws of Ireland (“Irish Borrower”), CORTENDO AB (PUBL), a public limited liability company incorporated under the laws of Sweden with registration number 556537-6554 (“Swedish Borrower” and, together with the Lead Borrower, Parent, Cayman Borrower and Irish Borrower, each, a “Borrower” and collectively, “Borrowers”), CRG Servicing LLC, as administrative agent and collateral agent (in such capacity, “Administrative Agent”) and the lenders listed on the signature pages hereof under the heading “LENDERS” (each a “Lender” and collectively, the “Lenders”), with respect to the Loan Agreement described below.

RECITALS

WHEREAS, Borrowers, the Administrative Agent and the Lenders are parties to the Term Loan Agreement, dated as of July 14, 2017, with the Subsidiary Guarantors from time to time party thereto (the “Loan Agreement”).

WHEREAS, the parties hereto desire to amend the Term Loan Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

SECTION 1.        Definitions; Interpretation.

(a)           Terms Defined in Loan Agreement.  All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

(b)           Interpretation.  The rules of interpretation set forth in Section 1.03 of the Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SECTION 2.        Amendments to Term Loan Agreement.  Subject to Section 3 of this Amendment, the Loan Agreement is, effective as of the Amendment No. 1 Effective Date, hereby amended to  delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the underlined text (indicated textually in the same manner as the following example: underlined text) as set forth in the pages of the Loan Agreement attached hereto as Exhibit A hereto, together with all Schedules and Exhibits A, C-1, C-2, C-3, C-4, D and I thereto (the Loan Agreement, as amended by this Amendment, being referred to as the “Amended Loan Agreement”).

SECTION 3.        Conditions of Effectiveness.  The effectiveness of Section 2 of this Amendment shall be subject to the following conditions precedent being satisfied or waived by the Administrative Agent:

(a)           Borrowers and all of the Lenders shall have duly executed and delivered this Amendment pursuant to Section 13.04 of the Loan Agreement; provided, however, that this Amendment shall have no binding force or effect unless all conditions set forth in this Section 3 have been satisfied;

(b)           Borrowers and the Administrative Agent shall have duly executed and delivered the Amended Fee Letter;

(c)           The Irish Borrower shall have duly executed and delivered or provided the following documents:

(i)            Co-Borrower Assumption Agreement, pursuant to which the Irish Borrower agrees to become a “Borrower” for all purposes of the Loan Agreement;

(ii)           Joinder Agreement, pursuant to which the Irish Borrower agrees to become a “Grantor” for all purposes of the Security Agreement;

(iii)          Certified copies of the constitutive documents of the Irish Borrower and of resolutions of the Board of Directors (and/or shareholders, if applicable) or other applicable governing body of the Obligor authorizing the making and performance by it of the Loan Documents to which it is a party; and

(iv)          A certificate of the Irish Borrower as to the authority, incumbency and specimen signatures of the persons who have executed the Loan Documents and any other documents in connection herewith on behalf of the Irish Borrower;

(d)           The Irish Borrower shall have provided to Administrative Agent true and correct copies of that certain License and Assignment Agreement, dated as of the date hereof, between the Irish Borrower and Aeterna Zentaris GmbH, a corporation incorporated under the laws of

2

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Germany (“AZ”), together with all schedules and exhibits thereto, and all other material documents relating to the transactions contemplated thereby (collectively, the “Macrilen License Agreement”);

(e)           The Macrilen License Agreement (i) shall have been duly executed and delivered by the Irish Borrower and AZ, (ii) shall be in the form provided to the Administrative Agent, and (iii) shall provide for the acquisition of North American marketing rights of Macrilen under terms reasonably satisfactory to the Administrative Agent and the Lenders, including terms that are intended to mitigate insolvency risks to the Lenders applicable in the event of an insolvency of the licensor or the Irish Borrower and permitting the collateral assignment of, and grant to the Administrative Agent a senior perfected security interest in, both the license rights and the proceeds relating thereto;

(f)            No Default or Event of Default under the Loan Agreement shall have occurred and be continuing or would result from the transactions contemplated by the Macrilen License Agreement; and

(g)           Borrowers shall have paid or reimbursed Administrative Agent and the Lenders for all of their reasonable out of pocket costs and expenses (including the reasonable fees and expenses of counsel to Administrative Agent and the Lenders, and any sales, goods and services or other similar Taxes applicable thereto, and printing, reproduction, document delivery and travel costs), pursuant to Section 13.03(a)(i)(z) of the Loan Agreement.

SECTION 4.        Representations and Warranties; Reaffirmation.

(a)           Each Borrower hereby represents and warrants to each Lender as follows:

(i)            Borrowers have full power, authority and legal right to make and perform this Amendment.  This Amendment is within each Borrower’s corporate or equivalent powers and have been duly authorized by all necessary corporate or equivalent action and, if required, by all necessary shareholder action.  This Amendment has been duly executed and delivered by Borrowers and constitutes a legal, valid and binding obligation of Borrowers, enforceable against Borrowers in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).  This Amendment (w) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any third party, except for such as have been obtained or made and are in full force and effect, (x) will not violate any order of any Governmental Authority, (y) will not violate any applicable law or regulation or the charter, bylaws, constitutional or other organizational documents of Parent and its Subsidiaries and (z)

3

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

will not violate or result in a default under any indenture, agreement or other instrument binding upon Parent and its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person.

(ii)           No Default has occurred and is continuing or will result after giving effect to this Amendment.

(iii)          The representations and warranties made by or with respect to Borrowers in Section 7 of the Loan Agreement are true and correct on and as of the date hereof, and immediately after giving effect to this Amendment, with the same force and effect as if made on and as of such date (except that the representation regarding representations and warranties that refer to a specific earlier date is that they were true and correct on such earlier date), in each case taking into account any changes made to schedules updated in accordance with Section 7.21 of the Loan Agreement or attached hereto.

(iv)          There has been no Material Adverse Effect since the date of the Loan Agreement.

(b)           Each Obligor hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Loan Documents to which it is a party and agrees that the Loan Documents remain in full force and effect, undiminished by this Amendment, except as expressly provided herein.  By executing this Amendment, each Borrower acknowledges that it has read, consulted with its attorneys regarding, and understands, this Amendment.

(c)           Borrowers and Lenders hereby acknowledge and agree that upon an event of an acceleration or other mandatory prepayment event, the “Redemption Date” for purposes of calculating the Prepayment Premium due and payable upon such acceleration or other mandatory prepayment will be date of such acceleration or such obligation to mandatorily prepay arose.

SECTION 5.        GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

(a)           Governing Law.  This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply.

(b)           Submission to Jurisdiction.  Borrowers agree that any suit, action or proceeding with respect to this Amendment or any other Loan Document to which it is a party or any judgment entered by any court in respect thereof may be brought initially in the federal or state courts in Houston, Texas or in the courts of its own corporate domicile and irrevocably submits to the non-exclusive jurisdiction of each such court for the purpose of any such suit, action,

4

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

proceeding or judgment.  This Section 5 is for the benefit of the Lenders only and, as a result, no Lender shall be prevented from taking proceedings in any other courts with jurisdiction.  To the extent allowed by applicable Laws, the Lenders may take concurrent proceedings in any number of jurisdictions.

(c)           Waiver of Jury Trial.  BORROWERS, THE ADMINISTRATIVE AGENT, AND EACH LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

SECTION 6.        Miscellaneous.

(a)           No Novation; No Waiver.  This Amendment shall not constitute a novation of the Loan Agreement or any of the Loan Documents.  Except as expressly stated herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Loan Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties.  Except as expressly stated herein, the Lenders reserve all rights, privileges and remedies under the Loan Documents.  Except as amended hereby, the Loan Agreement and other Loan Documents remain unmodified and in full force and effect.  All references in the Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby.

(b)           Severability.  In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(c)           Headings.  Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

(d)           Integration.  This Amendment constitutes a Loan Document and, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

(e)           Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Executed

5

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

counterparts delivered by facsimile or other electronic transmission (e.g., “PDF” or “TIF”) shall be effective as delivery of a manually executed counterpart.

(f)            Controlling Provisions.  In the event of any inconsistencies between the provisions of this Amendment and the provisions of any other Loan Document, the provisions of this Amendment shall govern and prevail.  Except as expressly modified by this Amendment, the Loan Documents shall not be modified and shall remain in full force and effect.

(g)           Notices.  The Administrative Agent and Lenders hereby designate that all notices, requests, instructions, directions and other communications provided for herein shall be provided in accordance with Section 13.02 of the Loan Agreement to the address specified on the signature pages hereto.

[Remainder of page intentionally left blank]

6

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWERS:

STRONGBRIDGE U.S. INC.

By	/s/ Stephen J. Long
	Name:	Stephen J. Long
	Title:	Chief Legal Officer

Address for Notices:
900 Northbrook Drive
Suite 200
Trevose, PA 19053
Attn:	Chief Legal Officer
Tel.:	610-254-9225
Fax:	215-355-7389
Email:	s.long@strongbridgebio.com

STRONGBRIDGE BIOPHARMA PLC

By	/s / Stephen J. Long
	Name:	Stephen J. Long
	Title:	Chief Legal Officer

Address for Notices:
900 Northbrook Drive
Suite 200
Trevose, PA 19053
Attn:	Chief Legal Officer
Tel.:	610-254-9225
Fax:	215-355-7389
Email:	s.long@strongbridgebio.com

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

CORTENDO AB (PUBL)

By	/s/ Stephen J. Long
	Name:	Stephen J. Long
	Title:	Authorized Signatory

Address for Notices:
900 Northbrook Drive
Suite 200
Trevose, PA 19053
Attn:	Chief Legal Officer
Tel.:	610-254-9225
Fax:	215-355-7389
Email:	s.long@strongbridgebio.com

CORTENDO CAYMAN LTD.

By	/s/ A. Brian Davis
	Name:	A. Brian Davis
	Title:	Director

Address for Notices:
900 Northbrook Drive
Suite 200
Trevose, PA 19053
Attn:	Chief Legal Officer
Tel.:	610-254-9225
Fax:	215-355-7389
Email:	s.long@strongbridgebio.com

STRONGBRIDGE IRELAND LIMITED

By	/s / Stephen J. Long
	Name:	Stephen J. Long
	Title:	Secretary

Address for Notices:
900 Northbrook Drive
Suite 200
Trevose, PA 19053

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Attn:	Chief Legal Officer
Tel.:	610-254-9225
Fax:	215-355-7389
Email:	s.long@strongbridgebio.com

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

ADMINISTRATIVE AGENT:

CRG SERVICING LLC

By	/s/ Nathan Hukill
	Name:	Nathan Hukill
	Title:	Authorized Signatory

Address for Notices:
1000 Main Street, Suite 2500
Houston, TX 77002
Attn:	Portfolio Reporting
Tel.:	713.209.7350
Fax:	713.209.7351
Email:	notices@crglp.com

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

LENDERS:

CRG PARTNERS III L.P.
By CRG PARTNERS III GP L.P., its General Partner
By	CRG PARTNERS III GP LLC, its General Partner

By	/s/ Nathan Hukill
	Name:	Nathan Hukill
	Title:	Authorized Signatory

Address for Notices:
1000 Main Street, Suite 2500
Houston, TX 77002
Attn:	Portfolio Reporting
Tel.:	713.209.7350
Fax:	713.209.7351
Email:	notices@crglp.com

CRG PARTNERS III – PARALLEL FUND “A” L.P.
By CRG PARTNERS III – PARALLEL FUND “A” GP L.P., its General Partner
By	CRG PARTNERS III – PARALLEL FUND “A” GP LLC, its General Partner

By	/s/ Nathan Hukill
	Name:	Nathan Hukill
	Title:	Authorized Signatory

Address for Notices:
1000 Main Street, Suite 2500
Houston, TX 77002
Attn:	Portfolio Reporting
Tel.:	713.209.7350
Fax:	713.209.7351
Email:	notices@crglp.com

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

CRG PARTNERS III (CAYMAN) LEV AIV I L.P.

By CRG PARTNERS III (CAYMAN) GP L.P., its General Partner
By CRG PARTNERS III (CAYMAN) GP LLC, its General Partner

By	/s/ Nathan Hukill
	Name:	Nathan Hukill
	Title:	Authorized Signatory

Witness:		/s/ Nicole Nesson

Name:		Nicole Nesson

Address for Notices:
1000 Main Street, Suite 2500
Houston, TX 77002
Attn:	Portfolio Reporting
Tel.:	713.209.7350
Fax:	713.209.7351
Email:	notices@crglp.com

CRG PARTNERS III (CAYMAN) UNLEV AIV I L.P.

By CRG PARTNERS III (CAYMAN) GP L.P., its General Partner
By CRG PARTNERS III (CAYMAN) GP LLC, its General Partner

By	/s/ Nathan Hukill
	Name:	Nathan Hukill
	Title:	Authorized Signatory

Witness:		/s/ Nicole Nesson

Name:		Nicole Nesson

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Address for Notices:
1000 Main Street, Suite 2500
Houston, TX 77002
Attn:	Portfolio Reporting
Tel.:	713.209.7350
Fax:	713.209.7351
Email:	notices@crglp.com

CRG PARTNERS III - PARALLEL FUND “B” (CAYMAN) L.P.
By CRG PARTNERS III (CAYMAN) GP L.P., its General Partner
By CRG PARTNERS III (CAYMAN) GP LLC, its General Partner

By	/s/ Nathan Hukill
	Name:	Nathan Hukill
	Title:	Authorized Signatory

Witness:		/s/ Nicole Nesson

Name:		Nicole Nesson

Address for Notices:
1000 Main Street, Suite 2500
Houston, TX 77002
Attn:	Portfolio Reporting
Tel.:	713.209.7350
Fax:	713.209.7351
Email:	notices@crglp.com

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

VCOC LENDER:

CRG PARTNERS III L.P.
By CRG PARTNERS III GP L.P., its General Partner
By CRG PARTNERS III GP LLC, its General Partner

By	/s/ Nathan Hukill
	Name:	Nathan Hukill
	Title:	Authorized Signatory

Address for Notices:
1000 Main Street, Suite 2500
Houston, TX 77002
Attn:	Portfolio Reporting
Tel.:	713.209.7350
Fax:	713.209.7351
Email:	notices@crglp.com

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Exhibit A
to Amendment

AMENDED LOAN AGREEMENT

[See attached.]

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT A TO AMENDMENT NO. 1 MARKED VERSION REFLECTING CHANGES PURSUANT TO AMENDMENT NO. 1 ADDED TEXT SHOWN UNDERSCORED DELETED TEXT SHOWN ~~STRIKETHROUGH~~

TERM LOAN AGREEMENT,

dated as of

July 14, 2017,

as amended by Amendment 1 to Term Loan Agreement, dated as of January 16, 2018 among

STRONGBRIDGE U.S. INC,

STRONGBRIDGE BIOPHARMA PLC,

CORTENDO AB (PUBL),

CORTENDO CAYMAN LTD.,

STRONGBRIDGE IRELAND LIMITED,

as Borrowers,

The Subsidiary Guarantors from Time to Time Party Hereto,

The Lenders from Time to Time Party Hereto,

and

CRG SERVICING LLC,

as Administrative Agent and Collateral Agent

U.S. $100,000,000

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SECTION 1 DEFINITIONS		1
1.01	Certain Defined Terms	1
1.02	Accounting Terms and Principles	23
1.03	Interpretation	23
1.04	Changes to GAAP	23
1.05	Swedish Trust Provision	24
1.06	Swedish Limitations	24
SECTION 2 THE COMMITMENT		24
2.01	Commitments	24
2.02	Borrowing Procedures	24
2.03	Fees	25
2.04	Use of Proceeds	25
2.05	Defaulting Lenders	25
2.06	Substitution of Lenders	26
SECTION 3 PAYMENTS OF PRINCIPAL AND INTEREST		27
3.01	Repayment	27
3.02	Interest	27
3.03	Prepayments	28
SECTION 4 PAYMENTS, ETC.		30
4.01	Payments	30
4.02	Computations	31
4.03	Notices	31
4.04	Set-Off	31
4.05	Pro Rata Treatment	32
SECTION 5 YIELD PROTECTION, ETC.		33
5.01	Additional Costs	33
5.02	Illegality	34
5.03	Taxes	34

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(continued)

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(continued)

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(continued)

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(continued)

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(continued)

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SCHEDULES AND EXHIBITS

Schedule 1	-	Commitments
Schedule 6.01	-	Foreign Security Documents
Schedule 7.05(b)(i)	-	Certain Intellectual Property
Schedule 7.05(b)(ii)	-	Intellectual Property Exceptions
Schedule 7.05(c)	-	Material Intellectual Property
Schedule 7.06	-	Certain Litigation
Schedule 7.12	-	Information Regarding Subsidiaries
Schedule 7.13(a)	-	Existing Indebtedness of Parent and its Subsidiaries
Schedule 7.13(b)	-	Liens Granted by the Obligors
Schedule 7.14	-	Material Agreements of Obligors
Schedule 7.15	-	Restrictive Agreements
Schedule 7.16	-	Real Property Owned or Leased by Parent or any Subsidiary
Schedule 7.17	-	Pension Matters
Schedule 9.05	-	Existing Investments
Schedule 9.10	-	Transactions with Affiliates
Schedule 9.14	-	Permitted Sales and Leasebacks

Exhibit A	-	Form of Assumption Agreement
Exhibit B	-	Form of Notice of Borrowing
Exhibit C-1	-	Form of U.S. Tax Compliance Certificate
Exhibit C-2	-	Form of U.S. Tax Compliance Certificate
Exhibit C-3	-	Form of U.S. Tax Compliance Certificate
Exhibit C-4	-	Form of U.S. Tax Compliance Certificate
Exhibit D	-	Form of Compliance Certificate
Exhibit F	-	Form of Landlord Consent
Exhibit G	-	Form of Subordination Agreement
Exhibit H	-	Form of Intercreditor Agreement (Permitted Priority Debt)
Exhibit I	-	Form of Warrant

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TERM LOAN AGREEMENT, dated as of July 14, 2017 and amended by Amendment 1 to Term Loan Agreement, dated as of January 16, 2018 (this “Agreement”), among STRONGBRIDGE U.S. INC., a Delaware corporation (“Lead Borrower”), STRONGBRIDGE BIOPHARMA PUBLIC LIMITED COMPANY, a public limited company incorporated under the laws of Ireland (“Parent”), STRONGBRIDGE IRELAND LIMITED, a private limited company incorporated under the laws of Ireland (“Irish Borrower”), CORTENDO CAYMAN LTD., an exempted company incorporated in the Cayman Islands (“Cayman Borrower”), CORTENDO AB (PUBL), a public limited liability company incorporated under the laws of Sweden with registration number 556537-6554 (“Swedish Borrower” and together with the Lead Borrower, Parent, Irish Borrower, Cayman Borrower, and each other Person that becomes, or is required to become, a “Borrower” after the date hereof pursuant to Section 8.12(a) or (b), each a “Borrower” and collectively, “Borrowers”), the Subsidiary Guarantors from time to time party hereto, the Lenders from time to time party hereto and CRG SERVICING LLC, a Delaware limited liability company (“CRG Servicing”), as administrative agent and collateral agent for the Lenders (in such capacities, together with its successors and assigns, “Administrative Agent”).

WITNESSETH:

Borrowers have requested the Lenders to make term loans to Borrowers, and the Lenders are prepared to make such loans on and subject to the terms and conditions hereof.  Accordingly, the parties agree as follows:

SECTION 1

DEFINITIONS

1.01        Certain Defined Terms.  As used herein, the following terms have the following respective meanings:

“Accounting Change Notice” has the meaning set forth in Section 1.04(a).

“Act” has the meaning set forth in Section 13.17.

“Acquisition” means any transaction, or any series of related transactions, by which any Person directly or indirectly, by means of a take-over bid, tender offer, amalgamation, merger, purchase or license of assets, or similar transaction having the same effect as any of the foregoing, (a) acquires any business or product, or any division, product or line of business or all or substantially all of the assets of any Person engaged in any business or any division, product or line of business, (b) acquires control of securities of a Person engaged in a business representing more than 50% of the ordinary voting power for the election of directors or other governing body if the business affairs of such Person are managed by a board of directors or other governing body, or (c) acquires control of more than 50% of the ownership interest in any

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Person engaged in any business that is not managed by a board of directors or other governing body.

“Administrative Agent” has the meaning set forth in the introduction hereto.

“Affected Lender” has the meaning set forth in Section 2.06(a).

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agreement” has the meaning set forth in the introduction hereto.

“Amended Fee Letter” means the amended and restated fee letter agreement dated as of the Amendment No. 1 Effective Date among Borrowers and Administrative Agent.

“Amended Perfection Certificate” means that certain perfection certificate dated as of the Amendment No. 1 Effective Date delivered by each Borrower to Administrative Agent.

“Amendment No. 1” means Amendment 1 to Term Loan Agreement, dated as of January 16, 2018, by and among the Borrowers, the Administrative Agent and the Lenders party thereto.

“Amendment No. 1 Effective Date” has the meaning specified in Amendment No. 1.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to any Obligor, its Subsidiaries or Affiliates from time to time concerning or relating to bribery or corruption, including the United States Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

“Anti-Money Laundering Laws” means any and all laws, statutes, regulations or obligatory government orders, decrees, ordinances or rules applicable to an Obligor, its Subsidiaries or Affiliates related to terrorism financing or money laundering, including any applicable provision of the Act and The Currency and Foreign Transaction Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959).

“Asset Sale” has the meaning set forth in Section 9.09.

“Asset Sale Net Proceeds” means the aggregate amount of the cash proceeds received from any Asset Sale, net of any bona fide costs incurred in connection with such Asset Sale, plus, with respect to any non-cash proceeds of an Asset Sale, the fair market value of such non cash proceeds as determined by the Majority Lenders, acting reasonably.

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“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee of such Lender.

“ Assumption Agreement” means a Guarantee or Borrower Assumption Agreement substantially in the form of Exhibit A by an entity that, pursuant to Section 8.12(a), is required to become a “Subsidiary Guarantor”  or “Borrower” hereunder.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy.”

“Beneficiary” has the meaning set forth in Section 1.05.

“Benefit Plan” means any employee benefit plan as defined in Section 3(3) of ERISA (whether governed by the laws of the United States or otherwise) to which any Obligor or Subsidiary thereof incurs or otherwise has any obligation or liability, contingent or otherwise.

“Borrower” and “Borrowers” have the meanings set forth in the introduction hereto.

“Borrower Facility” means the premises located at 900 Northbrook Drive, Suite 200, Trevose, PA 19053, which are leased by Borrower pursuant to the Borrower Lease.

“Borrower Landlord” means Insight Pharmaceuticals LLC, a Delaware limited liability company.

“Borrower Lease” means the Sublease Agreement dated March 31, 2015 by and between Borrower and Borrower Landlord.

“Borrower Party” has the meaning set forth in Section 13.03(b).

“Borrowing” means a borrowing consisting of Loans made on the same day by the Lenders according to their respective Commitments (including a borrowing of a PIK Loan).

“Borrowing Date” means the date of a Borrowing.

“Borrowing Notice Date” means, (a) in the case of the first Borrowing, a date that is at least three (3) Business Days prior to the Borrowing Date of such Borrowing, (b) in the case of the second Borrowing, a date that is at least one Business Day prior to the Borrowing Date of such Borrowing and, (c) in the case of a subsequent Borrowing (that is not the first Borrowing or the second Borrowing), a date that is at least twelve (12) Business Days prior to the Borrowing Date of such Borrowing.

“Business Day” means a day (other than a Saturday or Sunday) on which commercial banks are not authorized or required to close in New York City.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

“Capital Lease Obligations” means, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal Property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

“Cayman Borrower” has the meaning set forth in the introduction hereto.

“Change of Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group of Persons acting jointly or otherwise in concert of capital stock representing more than 30% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Parent, (b) during any period of twelve (12) consecutive calendar months, the occupation of a majority of the seats (other than vacant seats) on the board of directors of Parent by Persons who were neither (i) nominated by the board of directors of Parent, nor (ii) appointed by directors so nominated, (c) the acquisition of direct or indirect Control of Parent by any Person or group of Persons acting jointly or otherwise in concert; in each case whether as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, or (d) Lead Borrower ceases to be a wholly owned direct or indirect subsidiary of Parent.

“Claims” means any claims, demands, complaints, grievances, actions, applications, suits, causes of action, orders, charges, indictments, prosecutions, informations (brought by a public prosecutor without grand jury indictment) or other similar processes, assessments or reassessments.

“Closing Date” means July 14, 2017.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Collateral” means any Property in which a Lien is purported to be granted under any of the Security Documents (or all such Property, as the context may require).

“Commitment” means, with respect to each Lender, the obligation of such Lender to make Loans to Borrower in accordance with the terms and conditions of this Agreement, which commitment is in the amount set forth opposite such Lender’s name on Schedule 1 under the caption “Commitment”, as such Schedule may be amended from time to time.  The aggregate Commitments on the Amendment No. 1 Effective Date equal $100,000,000.  For purposes of clarification, the amount of any PIK Loans shall not reduce the amount of the available Commitment.

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“Commitment Period” means the period from and including the first date on which all of the conditions precedent set forth in Section 6.01 have been satisfied (or waived by the Lenders) and through and including March 19, 2019.

“Commodity Account” has the meaning set forth in the Security Agreement.

“Compliance Certificate” has the meaning given to such term in Section 8.01(d).

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Contracts” means contracts, licenses, leases, agreements, obligations, promises, undertakings, understandings, arrangements, documents, commitments, entitlements or engagements under which a Person has, or will have, any liability or contingent liability (in each case, whether written or oral, express or implied).

“Control” means, in respect of a particular Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ability to exercise voting power, by contract or otherwise.  “Controlling” and “Controlled” have meanings correlative thereto.

“Controlled Foreign Corporation” means a “controlled foreign corporation” as defined in Section 957(a) of the Code.

“Copyright” has the meaning set forth in the Security Agreement.

“CRG Servicing” has the meaning set forth in the introduction hereto.

“Cure Amount” has the meaning set forth in Section 10.03(a).

“Cure Right” has the meaning set forth in Section 10.03(a).

“Default” means any Event of Default and any event that, upon the giving of notice, the lapse of time or both, would constitute an Event of Default.

“Default Rate” has the meaning set forth in Section 3.02(b).

“Defaulting Lender” means, subject to Section 2.05, any Lender that (a) has failed to perform any of its funding obligations hereunder, including in respect of its Loans, within three (3) Business Days of the date required to be funded by it hereunder, (b) has notified Lead Borrower or any Lender that it does not intend to comply with its funding obligations or has

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

made a public statement to that effect with respect to its funding obligations hereunder or under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after written request by the Administrative Agent or the Lead Borrower, to confirm in writing to the Administrative Agent and the Lead Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Lead Borrower),  or (d) has, or has a direct or indirect parent company that has, (i) become the subject of an Insolvency Proceeding, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, or (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.05(b)) upon delivery of written notice of such determination to the Lead Borrower and each Lender.

“Deposit Account” has the meaning set forth in the Security Agreement.

“Dollars” and “$” means lawful money of the United States of America.

“Eligible Transferee” means and includes a commercial bank, an insurance company, a finance company, a financial institution, any investment fund that invests in loans or any other “accredited investor” (as defined in Regulation D of the Securities Act) that is principally in the business of managing investments or holding assets for investment purposes.

“Environmental Law” means any federal, state, provincial or local governmental law, rule, regulation, order, writ, judgment, injunction or decree relating to pollution or protection of the environment or the treatment, storage, disposal, release, threatened release or handling of hazardous materials, and all local laws and regulations related to environmental matters and any specific agreements entered into with any competent authorities which include commitments related to environmental matters.

“Equity Cure Right” has the meaning set forth in Section 10.03(a).

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“Equity Interest” means, with respect to any Person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or nonvoting), of equity of such Person, including, if such Person is a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of property of, such partnership, but excluding debt securities convertible or exchangeable into such equity.

“Equivalent Amount” means, with respect to an amount denominated in one currency, the amount in another currency that could be purchased by the amount in the first currency determined by reference to the Exchange Rate at the time of determination.

“ERISA” means the United States Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means, collectively, any Obligor, Subsidiary thereof, and any Person under common control, or treated as a single employer, with any Obligor or Subsidiary thereof, within the meaning of Section 414(b), (c), (m) or (o) of the Code.

“ERISA Event” means (a) a reportable event as defined in Section 4043 of ERISA with respect to a Title IV Plan, excluding, however, such events as to which the PBGC by regulation has waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event; (b) the applicability of the requirements of Section 4043(b) of ERISA with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, to any Title IV Plan where an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such plan within the following 30 days; (c) a withdrawal by any Obligor or any ERISA Affiliate thereof from a Title IV Plan or the termination of any Title IV Plan resulting in liability under Sections 4063 or 4064 of ERISA; (d) the withdrawal of any Obligor or any ERISA Affiliate thereof in a complete or partial withdrawal (within the meaning of Section 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefore, or the receipt by any Obligor or any ERISA Affiliate thereof of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA; (e) the filing of a notice of intent to terminate, the treatment of a plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Title IV Plan or Multiemployer Plan; (f) the imposition of liability on any Obligor or any ERISA Affiliate thereof pursuant to Sections 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (g) the failure by any Obligor or any ERISA Affiliate thereof to make any required contribution to a Plan, or the failure to meet the minimum funding standard of Section 412 of the Code with respect to any Title IV Plan (whether or not waived in accordance with Section 412(c) of the Code) or the failure to make by its due date a required installment under Section 430 of the Code

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with respect to any Title IV Plan or the failure to make any required contribution to a Multiemployer Plan; (h) the determination that any Title IV Plan is considered an at-risk plan or a plan in endangered to critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; (i) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan; (j) the imposition of any liability under Title I or Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Obligor or any ERISA Affiliate thereof; (k) an application for a funding waiver under Section 303 of ERISA or an extension of any amortization period pursuant to Section 412 of the Code with respect to any Title IV Plan; (l) the occurrence of a non-exempt prohibited transaction under Sections 406 or 407 of ERISA for which any Obligor or any Subsidiary thereof may be directly or indirectly liable; (m) the assertion of a material claim (other than routine claims for benefits) against any Plan or the assets thereof, or against any Obligor or any Subsidiary thereof in connection with any such plan; (n) receipt from the IRS of notice of the failure of any Qualified Plan to qualify under Section 401(a) of the Code, or the failure of any trust forming part of any Qualified Plan to fail to qualify for exemption from taxation under Section 501(a) of the Code; (o) the imposition of any lien (or the fulfillment of the conditions for the imposition of any lien) on any of the rights, properties or assets of any Obligor or any ERISA Affiliate thereof, in either case pursuant to Title I or IV, including Section 302(f) or 303(k) of ERISA or to Section 401(a)(29) or 430(k) of the Code; or (p) the establishment or amendment by any Obligor or any Subsidiary thereof of any “welfare plan”, as such term is defined in Section 3(1) of ERISA, that provides post-employment welfare benefits in a manner that would increase the liability of any Obligor.

“ERISA Funding Rules” means the rules regarding minimum required contributions (including any installment payment thereof) to Title IV Plans, as set forth in Sections 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA.

“Event of Default” has the meaning set forth in Section 11.01.

“Exchange Rate” means the rate at which any currency (the “Pre-Exchange Currency”) may be exchanged into another currency (the “Post-Exchange Currency”), as set forth on such date on the relevant Reuters screen at or about 11:00 a.m. (Central time) on such date. In the event that such rate does not appear on the Reuters screen, the “Exchange Rate” with respect to exchanging such Pre-Exchange Currency into such Post-Exchange Currency shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by Lead Borrower and Administrative Agent or, in the absence of such agreement, such Exchange Rate shall instead be determined by Administrative Agent by any reasonable method as they deem applicable to determine such rate, and such determination shall be conclusive absent manifest error.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

“Excluded Foreign Subsidiary” means any Foreign Subsidiary that is (i) a Controlled Foreign Corporation or (ii) a Foreign Subsidiary owned by a Subsidiary described in clause (i).

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes and branch profits Taxes, in each case (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof), or (ii) that are  Other Connection Taxes, (b) U.S. Federal withholding Taxes that are imposed on amounts payable to a Lender to the extent that the obligation to withhold amounts existed on the date that such Lender became a “Lender” under this Agreement (other than pursuant to an assignment request by Lead Borrower under Section 5.03(g)), or (ii) such Lender changes its applicable lending office, except in each case to the extent such Lender is a direct or indirect assignee of any other Lender that was entitled, at the time the assignment of such other Lender became effective or to such Lender immediately before it changed its applicable lending office, to receive additional amounts under Section 5.03, (c) any U.S. Federal withholding Taxes imposed under FATCA, and (d) Taxes attributable to such Recipient’s failure to comply with Section 5.03(e).

 “Expense Cap” has the meaning set forth in the Amended Fee Letter.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not more onerous to comply with), any regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“Federal Funds Effective Rate” means, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day of such transactions received by Administrative Agent from three federal funds brokers of recognized standing selected by it.

“First-Tier Foreign Subsidiary” means an Excluded Foreign Subsidiary that is a direct Subsidiary of an Obligor.

“Foreign Lender” means a Lender that is not a U.S. Person.

“Foreign Subsidiary” means a Subsidiary of any Borrower that is not a U.S. Person.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

“Fully-Diluted Basis” means the Parent’s outstanding capital stock, measured as of the applicable Borrowing Date, including (a) all ordinary shares, (b) all preferred shares on an as-converted to ordinary share basis and (c) all shares of capital stock issuable upon the exercise of all outstanding warrants, options and other rights to purchase or acquire capital stock (inclusive of the warrants granted on such Borrowing Date) and the conversion or exchange of any securities convertible into or exchangeable for capital stock of the Parent.

“GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time, set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants, in the statements and pronouncements of the Financial Accounting Standards Board and in such other statements by such other entity as may be in general use by significant segments of the accounting profession that are applicable to the circumstances as of the date of determination.  Subject to Section 1.02, all references to “GAAP” shall be to GAAP applied consistently with the principles used in the preparation of the financial statements described in Section 7.04(a).

“Governmental Approval” means any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority.

“Governmental Authority” means any nation, government, branch of power (whether executive, legislative or judicial), state, province or municipality or other political subdivision thereof and any entity exercising executive, legislative, judicial, monetary, regulatory or administrative functions of or pertaining to government, including regulatory authorities, governmental departments, agencies, commissions, bureaus, officials, ministers, courts, bodies, boards, tribunals and dispute settlement panels, and other law-, rule- or regulation-making organizations or entities of any State, territory, county, city or other political subdivision of the United States.

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty

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issued to support such Indebtedness or obligation; provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

“Guaranteed Obligations” has the meaning set forth in Section 14.01.

“Hazardous Material” means any substance, element, chemical, compound, product, solid, gas, liquid, waste, by-product, pollutant, contaminant or material which is hazardous or toxic, and includes (a) asbestos, polychlorinated biphenyls and petroleum (including crude oil or any fraction thereof) and (b) any material classified or regulated as “hazardous” or “toxic” or words of like import pursuant to an Environmental Law.

“Hedging Agreement” means any interest rate exchange agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

“Indebtedness” of any Person means, without duplication, (a) (i) all obligations of such Person for borrowed money or (ii) obligations of such Person with respect to deposits or advances of any kind by third parties (other than an Obligor), (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness or other obligations of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) obligations under any Hedging Agreement currency swaps, forwards, futures or derivatives transactions, (k) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (l) all obligations of such Person under license or other agreements containing a guaranteed minimum payment or purchase by such Person, and (m) all Equity Interests of such Person subject to repurchase or redemption rights or obligations (excluding repurchases or redemptions at the sole option of such Person). The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

“Indemnified Party” has the meaning set forth in Section 13.03(b).

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any Obligation and (b) to the extent not otherwise described in clause (a), Other Taxes.

“Insolvency Proceeding” means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of any Person’s creditors generally or any substantial portion of such Person’s creditors, in each case undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code.

“Intellectual Property” means all Patents, Trademarks, Copyrights, and Technical Information, whether registered or not, domestic and foreign.  Intellectual Property shall include all:

(a)          applications or registrations relating to such Intellectual Property;

(b)          rights and privileges arising under applicable Laws with respect to such Intellectual Property;

(c)          rights to sue for past, present or future infringements of such Intellectual Property; and

(d)          rights of the same or similar effect or nature in any jurisdiction corresponding to such Intellectual Property throughout the world.

“Interest-Only Period” means the period from and including the first Borrowing Date and through and including (i) if Borrowers have not achieved the Recorlev Approval Milestone, the fourteenth (14th) Payment Date following the first Borrowing Date and (ii) if Borrowers have achieved the Recorlev Approval Milestone and so long as no Default or Event of Default has occurred and is continuing, the twenty-third (23rd) Payment Date following the first Borrowing Date.

“Interest Period” means, with respect to each Borrowing, (a) initially, the period commencing on and including the Borrowing Date thereof and ending on and excluding the next Payment Date, and, (b) thereafter, each period beginning on and including the last day of the immediately preceding Interest Period and ending on and excluding the next succeeding Payment Date.

“Invention” means any novel, inventive and useful art, apparatus, method, process, machine (including article or device), manufacture or composition of matter, or any novel,

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

inventive and useful improvement in any art, method, process, machine (including article or device), manufacture or composition of matter.

“Investment” means, for any Person:  (a) the acquisition (whether for cash, property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including any “short sale” or any sale of any securities at a time when such securities are not owned by the Person entering into such sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person), but excluding any such advance, loan or extension of credit having a term not exceeding 90 days arising in connection with the sale of inventory or supplies by such Person in the ordinary course of business; (c) the entering into of any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person; or (d) the entering into of any Hedging Agreement.

“Irish Borrower” has the meaning set forth in the introduction hereto.

“Irish Companies Act” means the Companies Act 2014 of Ireland.

“IRS” means the U.S. Internal Revenue Service or any successor agency, and to the extent relevant, the U.S. Department of the Treasury.

“Knowledge” means, with respect to any Person, the actual knowledge of any Responsible Officer of such Person and, in the case of Lead Borrower, so long as he or she is employed by Parent or its Subsidiaries, the actual knowledge of Matthew Pauls, so long as such Person is an officer of Lead Borrower.

“Landlord Consent” means a Landlord Consent substantially in the form of Exhibit F or such other form as reasonably acceptable to the Administrative Agent.

“Laws” means, collectively, all international, foreign, federal, state, provincial, territorial, municipal and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Lead Borrower” has the meaning set forth in the introduction hereto.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

“Lender” means each Person listed as a “Lender” on a signature page hereto, together with its successors, and each assignee of a Lender pursuant to Section 13.05(b).

“Lien” means any mortgage, lien, pledge, charge or other security interest, or any lease, title retention agreement, mortgage, restriction, easement, right-of-way or other encumbrance of any kind or character whatsoever or any preferential arrangement that has the practical effect of creating a security interest.

“Liquidity” means the balance of unencumbered (other than by Liens described in Sections 9.02(a),  9.02(c)  (provided that there is no default under the documentation governing the Permitted Priority Debt) and 9.02(j)) cash and Permitted Cash Equivalent Investments (which for greater certainty shall not include any undrawn credit lines), in each case, to the extent held in an account over which the Secured Parties have a perfected security interest.

“Loan” means (a) each loan advanced by a Lender pursuant to Section 2.01 and (b) each PIK Loan deemed to have been advanced by a Lender pursuant to Section 3.02(d).  For purposes of clarification, except as otherwise expressly provided in this Agreement, any calculation of the aggregate outstanding principal amount of Loans on any date of determination shall include both the aggregate principal amount of loans advanced pursuant to Section 2.01 and not yet repaid, and all PIK Loans deemed to have been advanced and not yet repaid, on or prior to such date of determination.

“Loan Documents” means, collectively, this Agreement, Amendment No. 1, the Amended Fee Letter, the Security Documents, each Warrant, the Original Perfection Certificate, the Amended Perfection Certificate, any subordination agreement or any intercreditor agreement entered into by Administrative Agent (on behalf of the Lenders) with any other creditors of Obligors or any agent acting on behalf of such creditors, and any other present or future document, instrument, agreement or certificate executed by Obligors and delivered to Administrative Agent or any Secured Party in connection with or pursuant to this Agreement or any of the other Loan Documents, all as amended, amended and restated, supplemented or otherwise modified.

“Loss” means judgments, debts, liabilities, expenses, costs, damages or losses, contingent or otherwise, whether liquidated or unliquidated, matured or unmatured, disputed or undisputed, contractual, legal or equitable, including loss of value, professional fees, including fees and disbursements of legal counsel on a full indemnity basis, and all costs incurred in investigating or pursuing any Claim or any proceeding relating to any Claim.

“Macrilen License Agreement” means that certain License and Assignment Agreement, dated as of the Amendment No. 1 Effective Date, between the Irish Borrower and Aeterna

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Zentaris GmbH, a corporation incorporated under the laws of Germany, together with all schedules and exhibits thereto.

“Macrilen Acquisition” means the acquisition by the Irish Borrower of the exclusive North American marketing rights to Macrilen (macimorelin) pursuant to the Macrilen License Agreement.

“Majority Lenders” means, at any time, Lenders having at such time in excess of 50% of the aggregate Commitments (or, if such Commitments are terminated, the outstanding principal amount of the Loans) then in effect, ignoring, in such calculation, the Commitments of and outstanding Loans owing to any Defaulting Lender.

“Margin Stock” means “margin stock” within the meaning of Regulations U and X.

“Market Capitalization” means, as of any date of determination, the product of (a) the number of shares of Parent’s ordinary shares outstanding (other than treasury stock), as of such date of determination and (b) the closing sale price for the regular trading session of Parent’s ordinary shares on NASDAQ (or other principal exchange on which the Parent’s ordinary shares are traded) on such date of determination.

“Material Adverse Change” and “Material Adverse Effect” mean a material adverse change in or effect on (a) the business, condition (financial or otherwise), operations, performance or Property of Parent and its Subsidiaries taken as a whole, (b) the ability of any Obligor to perform its obligations under the Loan Documents, or (c) the legality, validity, binding effect or enforceability of the Loan Documents or the rights and remedies of Administrative Agent or any Lender under any of the Loan Documents.

“Material Agreements” means (a) the agreements which are listed in Schedule 7.14 (as updated by Lead Borrower from time to time in accordance with Section 7.21 to list all such agreements that meet the description set forth in clauses (b) and (c) of this definition), (b) material inbound and outbound license agreements (including, without limitation, the Macrilen License Agreement) and (c) all other agreements held by the Obligors from time to time, the absence or termination of any of which would reasonably be expected to result in a Material Adverse Effect; provided, however, that “Material Agreements” exclude all: (i) licenses implied by the sale of a product; and (ii) paid-up licenses for commonly available software programs under which an Obligor is the licensee.  “Material Agreement” means any one such agreement.

“Material Indebtedness” means, at any time, any Indebtedness of any Obligor, the outstanding principal amount of which, individually or in the aggregate, exceeds $300,000 (or the Equivalent Amount in other currencies).

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

“Material Intellectual Property” means, the Obligor Intellectual Property described in Schedule 7.05(c) and any other Obligor Intellectual Property acquired after the Closing Date the loss of which would reasonably be expected to have a Material Adverse Effect.

“Maturity Date” means the earlier to occur of (a) the Stated Maturity Date, and (b) the date on which the Loans are accelerated pursuant to Section 11.02.

“Maximum Rate” has the meaning set forth in Section 13.18.

“Minimum Required Revenue” has the meaning set forth in Section in 10.02.

“Multiemployer Plan” means any multiemployer plan, as defined in Section 400l(a)(3) of ERISA, to which any ERISA Affiliate incurs or otherwise has any obligation or liability, contingent or otherwise.

“Non-Consenting Lender” has the meaning set forth in Section 2.06(a).

“Non-Disclosure Agreement” has the meaning set forth in Section 13.16.

“Notice of Borrowing” has the meaning set forth in Section 2.02.

“Obligations” means, with respect to any Obligor, all amounts, obligations, liabilities, covenants and duties of every type and description owing by such Obligor to Administrative Agent, any Lender or any other indemnitee hereunder, arising out of, under, or in connection with, any Loan Document (other than the Warrant), whether direct or indirect (regardless of whether acquired by assignment), absolute or contingent, due or to become due, whether liquidated or not, now existing or hereafter arising and however acquired, and whether or not evidenced by any instrument or for the payment of money, including, without duplication, (a) if such Obligor is a Borrower, all Loans, (b) all interest, whether or not accruing after the filing of any petition in bankruptcy or after the commencement of any insolvency, reorganization or similar proceeding, and whether or not a claim for post-filing or post-petition interest is allowed in any such proceeding, and (c) all other fees, expenses (including fees, charges and disbursement of counsel), interest, commissions, charges, costs, disbursements, indemnities and reimbursement of amounts paid and other sums chargeable to such Obligor under any Loan Document (other than the Warrant).

“Obligor Intellectual Property” means Intellectual Property owned by or licensed to any of the Obligors.

“Obligors” means, collectively, each Borrower and the Subsidiary Guarantors and their respective successors and permitted assigns.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Original Fee Letter” means the fee letter agreement dated as of the Closing Date among Borrowers and Administrative Agent.

“Original Perfection Certificate” means that certain perfection certificate dated as of the Closing Date delivered by each Borrower party thereto to Administrative Agent.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 5.03(g)).

“Parent” has the meaning set forth in the introduction hereto.

“Participant” has the meaning set forth in Section 13.05(e).

“Participant Register” has the meaning set forth in Section 13.05(f).

“Patents” has the meaning set forth in the Security Agreement.

“Payment Date” means each March 31, June 30, September 30, December 31 and the Maturity Date, commencing on the first such date to occur following the first Borrowing Date; provided that, if any such date shall occur on a day that is not a Business Day, the applicable Payment Date shall be the immediately preceding Business Day.

“PBGC” means the United States Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Permitted Acquisition” means any acquisition by any Obligor, whether by purchase, merger, license or otherwise, of all or substantially all of the assets of, all of the Equity Interests of, or a business line or unit or a division or a product of, any Person; provided that:

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(a)          immediately prior to, and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing or would result therefrom;

(b)          all transactions in connection therewith shall be consummated, in all material respects, in accordance with all applicable Laws and in conformity in all material respects with all applicable Governmental Approvals;

(c)          in the case of the acquisition of all of the Equity Interests of such Person, all of the Equity Interests (except for any such securities in the nature of directors’ qualifying shares required pursuant to applicable Law) acquired, or otherwise issued by such Person or any newly formed Subsidiary of Parent in connection with such acquisition, shall be owned 100% by an Obligor or any other Subsidiary, and Parent shall have taken, or caused to be taken, each of the actions set forth in Section 8.12, if applicable;

(d)          Parent and its Subsidiaries shall be in compliance with the financial covenants set forth in Section 10.01 and Section 10.02 on a pro forma basis after giving effect to such acquisition;

(e)          such Person (in the case of an acquisition of Equity Interests) or assets (in the case of an acquisition of assets or a division) (i) shall be engaged or used, as the case may be, in the same business or lines of business in which Parent and/or its Subsidiaries are engaged or (ii) shall have a similar customer base as Parent and/or its Subsidiaries; and

(f)           concurrent with the earlier of the execution of the applicable acquisition agreement or the consummation of such acquisition, Lead Borrower shall have provided Administrative Agent copies of the acquisition agreement and other material documents relative to the proposed acquisition.

“Permitted Cash Equivalent Investments” means (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency or any State thereof having maturities of not more than two (2) years from the date of acquisition thereof, (b) commercial paper maturing no more than one (1) year after its creation and having the highest rating from either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc., and (c) Investments permitted by Parent’s investment policy in effect on the Closing Date, as amended from time to time, provided that such amendment thereto has been approved in writing by the Administrative Agent.

“Permitted Cure Debt” means Indebtedness incurred in connection with the exercise of the Subordinated Debt Cure Right and (a) that is governed by documentation containing

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

representations, warranties, covenants and events of default no more burdensome or restrictive than those contained in the Loan Documents, (b) that has a maturity date later than the Stated Maturity Date, (c) in respect of which no cash payments of principal or interest are required prior to the Stated Maturity Date, and (d) in respect of which the holders have agreed in favor of Borrowers, Administrative Agent and Lenders (i) that prior to the date on which the Commitments have expired or been terminated and all Obligations have been paid in full indefeasibly in cash, such holders will not exercise any remedies available to them in respect of such Indebtedness, (ii) that such Indebtedness is unsecured, and (iii) to terms of subordination in substantially the form attached hereto as Exhibit G or otherwise satisfactory to Administrative Agent.

“Permitted Indebtedness” means any Indebtedness permitted under Section 9.01.

“Permitted Liens” means any Liens permitted under Section 9.02.

“Permitted Priority Debt” means Indebtedness of Lead Borrower under one working capital revolving credit facility, in an amount not to exceed at any time 80% of the face amount at such time of Lead Borrower’s eligible accounts receivable; provided that (a) such Indebtedness, if secured, is secured solely by Lead Borrower’s accounts receivable, inventory and cash (other than proceeds of (i) Loans, (ii) Intellectual Property, (iii) Collateral that does not secure such Permitted Priority Debt, and (iv) the exercise of any Cure Right), but otherwise is not secured by any other property (including any Intellectual Property or proceeds thereof, or proceeds of Loans, or of Collateral that does not secure such Permitted Priority Debt, or of the exercise of any Cure Right), (b) the holders or lenders thereof have executed and delivered to Administrative Agent an intercreditor agreement in substantially the form of Exhibit H and with such changes (if any) as are reasonably satisfactory to Administrative Agent, or such other form as reasonably acceptable to the Administrative Agent and (c) the Obligors shall have achieved Revenue from the sale of the Product of at least $30,000,000 during any consecutive twelve (12) month period ended on or prior to the effective date of such revolving credit facility.

“Permitted Priority Liens” means (a) Liens permitted under Section 9.02(c), (d), (e), (f), (g), and (j), and (b) Liens permitted under Section 9.02(b);  provided that such Liens are also of the type described in Section 9.02(c), (d), (e), (f), (g), and (j).

“Permitted Refinancing” means, with respect to any Indebtedness, any extensions, renewals and replacements of such Indebtedness; provided that such extension, renewal or replacement (a) shall not increase the outstanding principal amount of such Indebtedness, (b) contains terms relating to outstanding principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole no less favorable in any material respect to Parent and its Subsidiaries or the Secured Parties than the terms of any agreement or instrument governing such existing Indebtedness, (c) shall have an applicable

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

interest rate which does not exceed the rate of interest of the Indebtedness being replaced, and (d) shall not contain any new requirement to grant any lien or security or to give any guarantee that was not an existing requirement of such Indebtedness.

“Permitted Restructuring” means a transaction or series of related transactions consummated for the purpose of achieving a group restructuring, which may include transfers or sales of assets among Obligors, service agreements or similar contractual arrangements between the Swedish Borrower and any other Obligor, intercompany loans and other extensions of credit between Obligors, the making of Investments by any Obligor in another Obligor, Restricted Payments to Obligors and mergers, consolidations, amalgamations, liquidations, winding up and dissolutions with or into Obligors; provided that, (1) no assets are transferred to the Swedish Borrower (except for (x) the ultimate purpose of a dividend, distribution or other Restricted Payment, or a sale or transfer thereof, to another Borrower, and (y) cash payments in connection with any service agreement or similar contractual arrangement between the Swedish Borrower and any other Obligor to the extent permitted by the proviso in clause (4) below), (2) assets are transferred only among Obligors or entities that become Obligors and, in the case of new Obligors, that will, concurrently with such transfer, pledge substantially all of their assets to secure the obligations under the Loan Documents, (3) an Obligor will be released from its obligations only by virtue of their merger. dissolution or liquidation into another Obligor (subject to Section 12.11 in the case of the Swedish Borrower), (4) collateral would only be released to the extent necessary to permit the transfer thereof from one Obligor to another Obligor, provided that such collateral will upon such transfer, be pledged by the transferee Obligor (other than the Swedish Borrower to the extent assets are transferred or sold through it, in connection with the Permitted Restructuring; provided that no Default or Event of Default shall have occurred and be continuing and such assets consist of (i) assets held by the Swedish Borrower on the Closing Date, (ii) assets received from the Cayman Borrower (x) in exchange for assets of the Swedish Borrower of reasonably equivalent value or (y) in connection with, or as a result of, the merger, dissolution or liquidation of the Cayman Borrower, (iii) note receivables (subordinated to the Obligations in accordance with Section 15) owing from another Obligor to the Swedish Borrower in connection with the transfer of assets of reasonably equivalent value to such note receivables from the Swedish Borrower to such Obligor, and/or (iv) any service agreement or similar contractual arrangement between the Swedish Borrower and any other Obligor and any cash payments received by the Swedish Borrower pursuant thereto, provided that (A) the aggregate amount of such cash shall not exceed $100,000 and (B) the aggregate amount of cash held at the Swedish Borrower shall not exceed $100,000 at any time), (5) no withholding Tax shall become payable in respect of payments hereunder as a result of any such transaction, (6) any Obligor that acquires assets in the Permitted Restructuring or into which any other Obligor or Subsidiary is merged, liquidated or dissolved, shall be organized under the laws of Ireland, the Cayman Islands or other jurisdiction that permits the guarantee of the Obligations on a full and unconditional basis or recognizes the joint and severally liability of the Borrowers for the Obligations, and permits the grant of a security interest in substantially all of its assets and that is

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

reasonably acceptable to the Administrative Agent, (7) the Lead Borrower shall not be dissolved or liquidated and shall be the surviving entity in any merger, consolidation or amalgamation with another Obligor, (8) any intercompany services agreements or arrangements with the Swedish Borrower shall be on terms no less favorable to the other Obligors than those that could be obtained on an arm’s length basis, and (9) limitations specified in the last sentence of Section 8.12(c) shall not apply to any actions required to be taken so as to ensure any assets transferred in a Permitted Restructuring remain or become subject to security interests and Liens in favor, or for the benefit, of the Secured Parties.

“Permitted Subordinated Debt” means Indebtedness (a) that is governed by documentation containing representations, warranties, covenants and events of default no more burdensome or restrictive than those contained in the Loan Documents, (b) that has a maturity date later than the Stated Maturity Date, (c) in respect of which no cash payments of principal or interest are required prior to the Stated Maturity Date, (d) that converts into equity immediately upon the occurrence of an Event of Default, and (e) in respect of which the holders have agreed in favor of Borrowers and Secured Parties (i) that prior to the date on which the Commitments have expired or been terminated and all Obligations have been paid in full indefeasibly in cash, such holders will not exercise any remedies available to them in respect of such Indebtedness, (ii) that such Indebtedness is and shall remain unsecured, and (iii) to terms of subordination in substantially the form attached hereto as Exhibit G and with such changes (if any) as are reasonably satisfactory to Administrative Agent, or such other form as reasonably acceptable to the Majority Lenders.

“Person” means any individual, corporation, company, voluntary association, partnership, limited liability company, joint venture, trust, unincorporated organization or Governmental Authority or other entity of whatever nature.

“PIK Loan” has the meaning set forth in Section 3.02(d).

“PIK Period” means the period beginning on the first Borrowing Date through and including (a) if Borrowers have not achieved the Recorlev Approval Milestone, the earlier to occur of (i) the fourteenth (14th) Payment Date after the first Borrowing Date and (ii) the date on which any Default shall have occurred (provided that if such Default shall have been cured or waived, the PIK Period shall resume until the earlier to occur of the next Default and the fourteenth (14th) Payment Date after the first Borrowing Date) and (b) if Borrowers have achieved the Recorlev Approval Milestone, the earlier to occur of (i) the twenty-third (23rd) Payment Date after the first Borrowing Date and (ii) the date on which any Default shall have occurred (provided that if such Default shall have been cured or waived, the PIK Period shall resume until the earlier to occur of the next Default and the twenty-third (23rd) Payment Date after the first Borrowing Date).

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which Parent or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Prepayment Premium” has the meaning set forth in Section 3.03(a).

“Product” means KEVEYIS®, Recorlev, Veldoreotide, Macrilen and such other products as may be acquired or in-licensed by any Obligor, and each of their respective successors.

“Property” of any Person means any property or assets, or interest therein, of such Person.

“Proportionate Share” means, with respect to any Lender, the percentage obtained by dividing (a) the Commitment (or, if the Commitments are terminated, the outstanding principal amount of the Loans) of such Lender then in effect by (b) the sum of the Commitments (or, if the Commitments are terminated, the outstanding principal amount of the Loans) of all Lenders then in effect.

“Qualified Plan” means an employee benefit plan (as defined in Section 3(3) of ERISA) other than a Multiemployer Plan (a) that is or was at any time maintained or sponsored by any Obligor or any ERISA Affiliate thereof or to which any Obligor or any ERISA Affiliate thereof has ever made, or was ever obligated to make, contributions, and (b) that is intended to be tax qualified under Section 401(a) of the Code.

“Real Property Security Documents” means the Landlord Consent and any mortgage or deed of trust or any other real property security document executed or required hereunder to be executed by any Obligor and granting a security interest in real Property owned or leased (as tenant) by any Obligor in favor of the Secured Parties.

“Recipient” means Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any Obligation.

“Recorlev Approval Milestone” means (a) Borrowers obtain approval for the marketing and sale of Recorlev for the treatment of Endogenous Cushing’s syndrome from the United States Food and Drug Administration on or prior to December 31, 2020 and (b) Parent achieves an average Market Capitalization of at least $150,000,000 for the thirty (30) consecutive days beginning on the date the approval referenced in clause (a) is obtained.

“Redemption Date” has the meaning set forth in Section 3.03(a).

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

“Redemption Price” has the meaning set forth in Section 3.03(a).

“Register” has the meaning set forth in Section 13.05(d).

“Regulation T” means Regulation T of the Board of Governors of the Federal Reserve System, as amended.

“Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System, as amended.

“Regulation X” means Regulation X of the Board of Governors of the Federal Reserve System, as amended.

“Regulatory Approvals” means any registrations, licenses, authorizations, permits or approvals issued by any Governmental Authority and applications or submissions related to any of the foregoing.

“Related Person” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.

“Requirement of Law” means, as to any Person, any statute, law, treaty, rule or regulation or determination, order, injunction or judgment of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its Properties or revenues.

“Responsible Officer” of any Person means each of the president, chief business officer, chief financial officer, chief executive officer, chief legal officer, and chief medical officer or controller of such Person.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest of Parent or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of capital stock, share capital or other Equity Interest of Parent or any of its Subsidiaries or any option, warrant or other right to acquire any such shares of capital stock, share capital or other Equity Interest of Parent or any of its Subsidiaries.

“Restrictive Agreement” has the meaning set forth in Section 7.15.

“Restructured Debt Securities” has the meaning set forth in Section 15.01.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

“Revenue” of a Person means all revenue properly recognized under GAAP, consistently applied, less all rebates, discounts and other price allowances.

 “Sanctions” means any international economic sanction administered or enforced by the United States (including OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority.

“Sanctioned Jurisdiction” means any country or territory to the extent that such country or territory is the subject of any Sanction.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Jurisdiction or (c) any Person owned or Controlled by any such person or Persons described in clauses (a) and (b).

“SEC” means the Securities and Exchange Commission, or any other Governmental Authority succeeding to any of its principal functions.

“Secured Parties” means the Lenders, Administrative Agent, each other Indemnified Party and any other holder of any Obligation.

“Securities Purchase Agreement” means the Securities Purchase Agreement, dated as of the Closing Date, among Parent and the Lenders.

“Security Agreement” means the Security Agreement, dated as of the Closing Date, among the Obligors and Administrative Agent, granting a security interest in the Obligors’ personal Property in favor of the Secured Parties.

“Security Documents” means, collectively, the Security Agreement, each Short-Form IP Security Agreement, each Real Property Security Document, the Swedish Security Documents and each other foreign security document listed on Schedule 6.01 and each other security document, control agreement or financing statement required or recommended to perfect Liens in favor of the Secured Parties.

“Securities Account” has the meaning set forth in the Security Agreement.

“Senior Indebtedness” has the meaning set forth in Section 15.01.

“Short-Form IP Security Agreements” means short-form copyright, patent or trademark (as the case may be) security agreements, dated as of the Closing Date, entered into by one or

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more Obligors in favor of Administrative Agent, for the benefit of the Secured Parties, each in form and substance reasonably satisfactory to Administrative Agent (and as amended, modified or replaced from time to time).

“Solvent” means, with respect to any Person at any time, that (a) the present fair saleable value of the Property of such Person is greater than the total amount of liabilities (including contingent liabilities) of such Person, (b) the present fair saleable value of the Property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person has not incurred and does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature and (d) such Person would not be unable to obtain a letter from its auditors that did not contain a going concern qualification.

“Specified Financial Covenants” has the meaning set forth in Section 10.03(a).

“Stated Maturity Date” means the twenty-fourth (24th) Payment Date following the first Borrowing Date.

“Subordinated Debt Cure Right” has the meaning set forth in Section 10.03(a).

“Subordinated Intercompany Indebtedness” has the meaning set for in Section 15.01.

“Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent or (b) that is, as of such date, otherwise Controlled by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.  Unless the context requires otherwise, “Subsidiary” refers to a Subsidiary of Parent.

“Subsidiary Guarantors” means each Subsidiary of Parent that becomes, or is required to become, a “Subsidiary Guarantor” after the Closing Date pursuant to Section 8.12(a) or (b).

“Substitute Lender” has the meaning set forth in Section 2.06(a).

“Swedish Borrower” has the meaning set forth in the introduction hereto.

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“Swedish Obligated Party” has the meaning set forth in Section 1.05.

“Swedish Obligor” means an Obligor incorporated under the laws of Sweden.

“Swedish Security Documents” means the Swedish share pledge agreement and Swedish IP Pledge Agreement described on Schedule 6.01.

“Tax Affiliate” means (a) Parent and its Subsidiaries, (b) each other Obligor and (c) any Affiliate of an Obligor with which such Obligor files or is eligible to file consolidated, combined or unitary Tax returns.

“Tax Returns” has the meaning set forth in Section 7.08.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Technical Information” means all trade secrets and other proprietary or confidential information, public information, non-proprietary know-how, any information of a scientific, technical, or business nature in any form or medium, standards and specifications, conceptions, ideas, innovations, discoveries, Invention disclosures, all documented research, developmental, demonstration or engineering work and all other information, data, plans, specifications, reports, summaries, experimental data, manuals, models, samples, know-how, technical information, systems, methodologies, computer programs, information technology and any other information.

“Title IV Plan” means an employee benefit plan (as defined in Section 3(3) of ERISA) other than a Multiemployer Plan (i) that is or was at any time maintained or sponsored by any Obligor or any ERISA Affiliate thereof or to which any Obligor or any ERISA Affiliate thereof has ever made, or was obligated to make, contributions, and (ii) that is or was subject to Section 412 of the Code, Section 302 of ERISA or Title IV of ERISA.

“Trademarks” is defined in the Security Agreement.

“Transactions” means the execution, delivery and performance by each Obligor of this Agreement and the other Loan Documents to which such Obligor is intended to be a party and the Borrowings (and the use of the proceeds of the Loans).

“U.S. Person” means a “United States Person” within the meaning of Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” has the meaning set forth in Section 5.03(e)(ii)(B)(3).

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

“VCOC Lender” means CRG Partners III, L.P. and each other lender that is a “venture capital operating company” for purposes of ERISA and that is assigned any of the Loans.

“Warrant” means each warrant to purchase Equity Interests of Parent, issued by Parent to the Lenders in connection with the Transactions substantially in the form of Exhibit I.

“Withdrawal Liability” means, at any time, any liability incurred (whether or not assessed) by any ERISA Affiliate and not yet satisfied or paid in full at such time with respect to any Multiemployer Plan pursuant to Section 4201 of ERISA.

“Withholding Agent” means any Obligor and Administrative Agent.

1.02        Accounting Terms and Principles.  All accounting determinations required to be made pursuant hereto shall, unless expressly otherwise provided herein, be made in accordance with GAAP.  All components of financial calculations made to determine compliance with this Agreement, including Section 10, shall be adjusted to include or exclude, as the case may be, without duplication, such components of such calculations attributable to any Acquisition consummated after the first day of the applicable period of determination and prior to the end of such period, as determined in good faith by Parent based on assumptions expressed therein and that were reasonable based on the information available to Parent at the time of preparation of the Compliance Certificate setting forth such calculations.

1.03        Interpretation.  For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, (a) the terms defined in this Agreement include the plural as well as the singular and vice versa; (b) words importing gender include all genders; (c) any reference to a Section, Annex, Schedule or Exhibit refers to a Section of, or Annex, Schedule or Exhibit to, this Agreement; (d) any reference to “this Agreement” refers to this Agreement, including all Annexes, Schedules and Exhibits hereto, and the words herein, hereof, hereto and hereunder and words of similar import refer to this Agreement and its Annexes, Schedules and Exhibits as a whole and not to any particular Section, Annex, Schedule, Exhibit or any other subdivision; (e) references to days, months and years refer to calendar days, months and years, respectively; (f) all references herein to “include” or “including” shall be deemed to be followed by the words “without limitation”; (g) the word “from” when used in connection with a period of time means “from and including” and the word “until” means “to but not including”; and (h) accounting terms not specifically defined herein shall be construed in accordance with GAAP (except for the term “property” , which shall be interpreted as broadly as possible, including, in any case, cash, securities, other assets, rights under contractual obligations and permits and any right or interest in any property, except where otherwise noted); and (i) all references to an "examiner" shall be deemed to mean an examiner appointed under Section 509 of the Irish Companies Act and "examinership" shall be construed accordingly.  Unless otherwise expressly provided herein, references to organizational documents, agreements

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(including the Loan Documents) and other contractual instruments shall be deemed to include all permitted subsequent amendments, restatements, extensions, supplements and other modifications thereto.

1.04        Changes to GAAP.  If, after the Closing Date, any change occurs in GAAP or in the application thereof and such change would cause any amount required to be determined for the purposes of the covenants to be maintained or calculated pursuant to Section 8,  9 or 10 to be materially different than the amount that would be determined prior to such change, then:

(a)          Parent will provide a detailed notice of such change (an “Accounting Change Notice”) to Administrative Agent within 30 days of such change;

(b)          either Parent or the Majority Lenders may indicate within 90 days following the date of the Accounting Change Notice that they wish to revise the method of calculating such financial covenants or amend any such amount, in which case the parties will in good faith attempt to agree upon a revised method for calculating the financial covenants;

(c)          until Parent and the Majority Lenders have reached agreement on such revisions, (i) such financial covenants or amounts will be determined without giving effect to such change and (ii) all financial statements, Compliance Certificates and similar documents provided hereunder shall be provided together with a reconciliation between the calculations and amounts set forth therein before and after giving effect to such change in GAAP;

(d)          if no party elects to revise the method of calculating the financial covenants or amounts, then the financial covenants or amounts will not be revised and will be determined in accordance with GAAP without giving effect to such change; and

(e)          any Event of Default arising as a result of such change which is cured by operation of this Section 1.04 shall be deemed to be of no effect ab initio.

1.05        Swedish Trust Provision. If any Obligor incorporated under the laws of Sweden (the “Swedish Obligated Party”) is required to hold an amount on trust on behalf of any other party (the “Beneficiary”), the Swedish Obligated Party shall hold such money as agent for the Beneficiary in a separate account and shall promptly pay or transfer the same to the Beneficiary or as the Beneficiary may direct. 1.06            Swedish Limitations. Notwithstanding the other provisions of this Agreement, the obligations and liabilities of a Swedish Obligor under Section 15 shall be limited if (and only if) required by the provisions of the Swedish Companies Act (Sw. aktiebolagslagen (2005:551)) regulating distribution of assets (Chapter 17, Sections 1 – 4 (or their equivalents from time to time)), and it is understood that the obligations and liabilities of such Swedish Obligor under

.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Section 15 shall only apply to the extent permitted by the above mentioned provisions of the Swedish Companies Act.

SECTION 2

THE COMMITMENT

2.01        Commitments.  Each Lender agrees severally, on and subject to the terms and conditions of this Agreement (including Section 6), to make up to four term loans (provided that PIK Loans shall be deemed not to constitute “term loans” for purposes of this Section 2.01) to Borrowers, each on a Business Day during the Commitment Period in Dollars in an aggregate principal amount for such Lender not to exceed such Lender’s unfunded Commitment; provided,  however, that no Lender shall be obligated to make a Loan in excess of such Lender’s Proportionate Share of the applicable amount of any Borrowing set forth in Section 6 (if any) other than PIK Loans.  Amounts of Loans repaid may not be reborrowed.

2.02        Borrowing Procedures.  Subject to the terms and conditions of this Agreement (including Section 6), each Borrowing (other than a Borrowing of PIK Loans) shall be made on written notice in the form of Exhibit B given by Lead Borrower to Administrative Agent not later than 11:00 a.m. (Central time) on the Borrowing Notice Date (a “Notice of Borrowing”).  Each Borrowing shall be made by the Lead Borrower.

2.03        Fees.   The Borrowers shall pay to Administrative Agent and/or the Lenders, as applicable, such fees as described in the Amended Fee Letter.

2.04        Use of Proceeds.  Each Borrower shall use the proceeds of the Loans for repayment of all outstanding Indebtedness and obligations under the Borrowers’ existing debt facility on the Closing Date, general working capital purposes of the Obligors and corporate purposes of the Obligors, to pay fees, costs and expenses incurred in connection with the Transactions and to pay fees (including upfront fees), costs and expenses and make milestone payments in connection with the Macrilen Acquisition; provided that the Lenders shall have no responsibility as to the use of any proceeds of Loans.

2.05        Defaulting Lenders.

(a)          Adjustments.  Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:

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(i)           Waivers and Amendments.  Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Majority Lenders” and Section 13.04.

(ii)          Reallocation of Payments.  Any payment of principal, interest, fees or other amounts received by the Lenders for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 11, Section 4.04 or otherwise), shall be applied at such time or times as follows: first, as Lead Borrower may request (so long as no Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement; second, if so determined by the Majority Lenders and Lead Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of such Defaulting Lender to fund Loans under this Agreement; third, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fourth, so long as no Default exists, to the payment of any amounts owing to Borrowers as a result of any judgment of a court of competent jurisdiction obtained by Borrowers against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and fifth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (A) such payment is a payment of the principal amount of any Loans in respect of which such Defaulting Lender has not fully funded its appropriate share and (B) such Loans were made at a time when the conditions set forth in Section 6 were satisfied or waived, such payment shall be applied solely to pay the Loans of all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender.  Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section 2.05(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(b)          Defaulting Lender Cure.  If Lead Borrower and the Majority Lenders agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as necessary to cause the Loans to be held on a pro rata basis by the Lenders in accordance with their Proportionate Share, whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of Borrowers while that Lender was a Defaulting Lender; and provided further that, except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

2.06        Substitution of Lenders.

(a)          Substitution Right.  If any Lender (an “Affected Lender”), (i) becomes a Defaulting Lender or (ii) does not consent to any amendment, waiver or consent to any Loan Document for which the consent of the Majority Lenders is obtained but that requires the consent of other Lenders (a “Non-Consenting Lender”), then (x) Borrowers may elect to pay in full such Affected Lender with respect to all Obligations due to such Affected Lender or (y) either Lead Borrower or Administrative Agent shall identify any willing Lender or Affiliate of any Lender or Eligible Transferee (in each case, a “Substitute Lender”) to substitute for such Affected Lender; provided that any substitution of a Non-Consenting Lender shall occur only with the consent of Administrative Agent.

(b)          Procedure.  To substitute such Affected Lender or pay in full all Obligations owed to such Affected Lender, Lead Borrower shall deliver a notice to such Affected Lender.  The effectiveness of such payment or substitution shall be subject to the delivery by Lead Borrower (or, as may be applicable in the case of a substitution, by the Substitute Lender) of (i) payment for the account of such Affected Lender, of, to the extent accrued through, and outstanding on, the effective date for such payment or substitution, all Obligations owing to such Affected Lender (which for the avoidance of doubt, shall not include any Prepayment Premium) and (ii) in the case of a substitution, an Assignment and Assumption executed by the Substitute Lender, which shall thereunder, among other things, agree to be bound by the terms of the Loan Documents.

(c)          Effectiveness.  Upon satisfaction of the conditions set forth in Sections 2.06(a) and (b), Administrative Agent shall record such substitution or payment in the Register, whereupon (i) in the case of any payment in full of an Affected Lender, such Affected Lender’s Commitments shall be terminated and (ii) in the case of any substitution of an Affected Lender, (A) such Affected Lender shall sell and be relieved of, and the Substitute Lender shall purchase and assume, all rights and claims of such Affected Lender under the Loan Documents, except that the Affected Lender shall retain such rights under the Loan Documents that expressly provide that they survive the repayment of the Obligations and the termination of the Commitments, (B) such Affected Lender shall no longer constitute a “Lender” hereunder and such Substitute Lender shall become a “Lender” hereunder and (C) such Affected Lender shall execute and deliver an Assignment and Assumption to evidence such substitution; provided,  however, that the failure of any Affected Lender to execute any such Assignment and Assumption shall not render such sale and purchase (or the corresponding assignment) invalid.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SECTION 3

PAYMENTS OF PRINCIPAL AND INTEREST

3.01        Repayment.

(a)          Repayment.  During the Interest-Only Period, no scheduled payments of principal of the Loans shall be due.  Each Borrower agrees to repay to the Lenders the outstanding principal amount of the Loans, on each Payment Date occurring after the Interest-Only Period, in equal installments.  The amounts of such installments shall be calculated by dividing (i) the sum of the aggregate principal amount of the Loans outstanding on the first day following the end of the Interest-Only Period, by (ii) the number of Payment Dates remaining prior to and including the Stated Maturity Date.

(b)          Application.  Any optional or mandatory prepayment of the Loans shall be applied to the installments thereof under Section 3.01(a) in the inverse order of maturity.  To the extent not previously paid, the principal amount of the Loans, together with all other outstanding Obligations, shall be due and payable on the Maturity Date.

3.02        Interest.

(a)          Interest Generally.  Subject to Section 3.02(d), each Borrower agrees to pay to the Lenders interest on the unpaid principal amount of the Loans and the amount of all other outstanding Obligations, in the case of the Loans, for the period from the applicable Borrowing Date and, in the case of any other Obligation, from the date such other Obligation is due and payable, in each case, until paid in full, at a rate per annum equal to 12.50%.

(b)          Default Interest.  Notwithstanding the foregoing, upon the occurrence and during the continuance of any Event of Default, the interest payable pursuant to Section 3.02(a) shall increase automatically by 4.00% per annum (such aggregate increased rate, the “Default Rate”).  Notwithstanding any other provision herein (including Section 3.02(d)), if interest is required to be paid at the Default Rate, it shall be paid entirely in cash.

(c)          Interest Payment Dates.  Subject to Section 3.02(d), accrued interest on the Loans shall be payable in arrears on each Payment Date with respect to the most recently completed Interest Period in cash, and upon the payment or prepayment of the Loans (on the principal amount being so paid or prepaid); provided that interest payable at the Default Rate shall be payable from time to time on demand.

(d)          Paid In-Kind Interest.  Notwithstanding Section 3.02(a), at any time during the PIK Period, Lead Borrower, on behalf of Borrowers, may elect to pay the interest on the outstanding principal amount of the Loans payable pursuant to Section 3.01 as follows: (i) only 8.50% of the 12.50% per annum interest in cash and (ii) 4.00% of the 12.50% per annum interest

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

as compounded interest, added to the aggregate principal amount of the Loans (the amount of any such compounded interest being a “PIK Loan”).  The principal amount of each PIK Loan shall accrue interest in accordance with the provisions of this Agreement applicable to the Loans.

3.03        Prepayments.

(a)          Optional Prepayments.  Upon prior written notice to Administrative Agent delivered pursuant to Section 4.03, each Borrower shall have the right at any time to optionally prepay in whole or in part the outstanding principal amount of the Loans (a “Redemption Date”) for an amount equal to the aggregate principal amount of the Loans being prepaid plus the Prepayment Premium plus any accrued but unpaid interest and any fees then due and owing (such aggregate amount, the “Redemption Price”).  The applicable “Prepayment Premium” shall be an amount calculated pursuant to Section 3.03(a)(i).

(i)           If the Redemption Date occurs:

(A)         on or prior to the fourth (4th) Payment Date, the Prepayment Premium shall be an amount equal to 12.00% of the aggregate outstanding principal amount of the Loans  being prepaid on such Redemption Date;

(B)         after the fourth (4th) Payment Date, and on or prior to the eighth (8th) Payment Date, the Prepayment Premium shall be an amount equal to 6.00% of the aggregate outstanding principal amount of the Loans being prepaid on such Redemption Date;

(C)         after the eighth (8th) Payment Date, and on or prior to the twelfth (12th) Payment Date, the Prepayment Premium shall be an amount equal to 3.00% of the aggregate outstanding principal amount of the Loans being prepaid on such Redemption Date;

(D)         after the twelfth (12th) Payment Date, and on or prior to the sixteenth (16th) Payment Date, the Prepayment Premium shall be an amount equal to 2.00% of the aggregate outstanding principal amount of the Loans being prepaid on such Redemption Date;

(E)          after the sixteenth (16th) Payment Date, and on or prior to the twentieth (20th) Payment Date, the Prepayment Premium shall be an amount equal to 1.00% of the aggregate outstanding principal amount of the Loans being prepaid on such Redemption Date;

(F)          after the twentieth (20th) Payment Date, the Prepayment Premium shall be an amount equal to 0.00% of the aggregate outstanding principal amount of the Loans being prepaid on such Redemption Date.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(ii)          To determine the aggregate outstanding principal amount of the Loans, and how many Payment Dates have occurred, as of any Redemption Date for purposes of Section 3.03(a):

(A)         if, as of such Redemption Date, Borrowers shall have made only one Borrowing, the number of Payment Dates shall be deemed to be the number of Payment Dates that shall have occurred following the first Borrowing Date;

(B)         if, as of such Redemption Date, Borrowers shall have made more than one Borrowing, then the Redemption Price shall equal the sum of multiple Redemption Prices calculated with respect to the Loans of each Borrowing, each of which Redemption Prices shall be calculated based on solely the aggregate outstanding principal amount of the Loans borrowed in such Borrowing (and PIK Loans subsequently borrowed in respect of interest payments thereon), as though the applicable number of Payment Dates equals the number of Payment Dates that shall have occurred following the applicable Borrowing Date.  In the case of any partial prepayment, the amount of such prepayment shall be allocated to Loans made in the various Borrowings (and PIK Loans in respect thereof) in the order in which such Borrowings were made;

(iii)         No partial prepayment shall be made under this Section 3.03(a) in connection with any event described in Section 3.03(b).

The Prepayment Premium payable upon any prepayment shall be in addition to any payments required pursuant to the Amended Fee Letter.

(b)          Mandatory Prepayments.

(i)           Asset Sales.  In the event of any contemplated Asset Sale or series of Asset Sales (other than any Asset Sale permitted under Section 9.09(a),  (b), (c) (other than by the Swedish Borrower to the extent cash proceeds are received by it and held for a period of longer than five (5) Business Days), (d), or (h)) yielding Asset Sale Net Proceeds in excess of $1,000,000 in the aggregate, Lead Borrower shall provide ten (10) days’ prior written notice of such Asset Sale to Administrative Agent and, if within such notice period Majority Lenders or Administrative Agent advise Lead Borrower that the Majority Lenders require a prepayment pursuant to this Section 3.03(b)(i), Borrowers shall: (x) if the assets sold represent substantially all of the assets or Revenues from the sale of the Products, or represent any specific line of business which either on its own or together with other lines of business sold over the term of this Agreement account for Revenue from the sale of the Products generated by such lines of business exceeding 10% of the Revenue from the sale of the Products  in the immediately preceding year, prepay the aggregate outstanding principal amount of the Loans in an amount equal to the Redemption Price applicable on the date of such Asset Sale in accordance with

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Section 3.03(a), and (y) in the case of all other Asset Sales not described in the foregoing clause (x), prepay the Loans in an amount equal to the entire amount of the Asset Sale Net Proceeds of such Asset Sale, plus any accrued but unpaid interest and any fees (including any fees payable pursuant to the Amended Fee Letter) then due and owing, credited in the following order:

(A)         first, in reduction of Borrowers’ obligation to pay any unpaid interest and any fees then due and owing;

(B)         second, in reduction of Borrowers’ obligation to pay any Claims or Losses referred to in Section 13.03 then due and owing;

(C)         third, in reduction of Borrowers’ obligation to pay any amounts due and owing on account of the unpaid principal amount of the Loans;

(D)         fourth, in reduction of any other Obligation then due and owing; and

(E)          fifth, to Borrowers or such other Persons as may lawfully be entitled to or directed by Borrowers to receive the remainder.

(ii)          Change of Control.  In the event of a Change of Control, Lead Borrower shall immediately provide notice of such Change of Control to Administrative Agent and, if within ten (10) Business Days of receipt of such notice Majority Lenders or Administrative Agent advise Lead Borrower in writing that the Majority Lenders require a prepayment pursuant to this Section 3.03(b)(ii), Borrowers shall prepay within three (3) Business Days after such written notice the aggregate outstanding principal amount of the Loans in an amount equal to the Redemption Price applicable on the date of such Change of Control in accordance with Section 3.03(a) and pay any fees payable pursuant to the Amended Fee Letter.

(c)          Required AHYDO Payment.  Notwithstanding anything herein to the contrary, if, at any Payment Date on or after September 30, 2022, the aggregate amount of accrued and unpaid original issue discount (as defined in Section 1273(a)(1) of the Code) on any Loan would, but for this Section 3.03(c), exceed an amount equal to the product of the issue price of such Loan multiplied by the yield to maturity (as defined in Treasury Regulations Section 1.12721(b)(1)(i)) of such Loan, the Borrowers shall prepay at each such applicable Payment Date, the minimum amount of principal plus accrued interest on such Loan necessary to prevent any of the accrued and unpaid interest and original issue discount on such Loan from being disallowed or deferred as a deduction under Section 163(e)(5) of the Code to the Borrowers; provided that such payment shall be accompanied by any fees payable under the Amended Fee Letter. Notwithstanding the foregoing, the Back-End Facility Fee (as defined in the Amended Fee Letter) shall be payable pursuant to its terms and shall not be accelerated. No partial

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

prepayment of any Loan pursuant to any other provision of this Agreement shall alter the obligation of the Borrowers to make prepayments provided for in this Section 3.03(c). Any payment made pursuant to this Section 3.03(c) shall be applied in accordance with Section 4.01(b).

SECTION 4

PAYMENTS, ETC.

4.01        Payments.

(a)          Payments Generally.  Each payment of principal, interest and other amounts to be made by the Obligors under this Agreement or any other Loan Document shall be made in Dollars, in immediately available funds, without deduction, set off or counterclaim, to an account to be designated by Administrative Agent by notice to Lead Borrower, not later than 4:00 p.m. (Central time) on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day).

(b)          Application of Payments.  Unless otherwise expressly provided in this Agreement, each Obligor shall, at the time of making each payment under this Agreement or any other Loan Document, specify to Administrative Agent the amounts payable by such Obligor hereunder to which such payment is to be applied (and in the event that Obligors fail to so specify, or if an Event of Default has occurred and is continuing, the Lenders may apply such payment in the manner they determine to be appropriate).

(c)          Non-Business Days.  If the due date of any payment under this Agreement (other than of principal of or interest on the Loans) would otherwise fall on a day that is not a Business Day, unless otherwise provided under the terms of this Agreement, such date shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension.  If the due date of any payment under this Agreement of principal of or interest on the Loans would otherwise fall on a day that is not a Business Day, such payment shall be made in accordance with the definition of “Payment Date.”

4.02        Computations.  All computations of interest and fees hereunder shall be computed on the basis of a year of 360 days and actual days elapsed during the period for which payable.

4.03        Notices.  Each notice of optional prepayment shall be effective only if received by Administrative Agent not later than 4:00 p.m. (Central time) on the date three (3) Business Days (or such shorter period as may be agreed to in Administrative Agent’s sole discretion) prior to the date of prepayment.  Each notice of optional prepayment shall specify the amount to be prepaid and the date of prepayment.  Any notice of optional prepayment may state that such

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

notice is conditioned upon the effectiveness of other credit facilities or the closing of another transaction, the proceeds of which will be used to prepay any outstanding Loans, in which case such prepayment may be conditional upon the effectiveness of such other credit facilities or the closing of such other transaction.

4.04        Set-Off.

(a)         Set-Off Generally.  Upon the occurrence and during the continuance of any Event of Default, each of Administrative Agent, each Lender and each of their Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Administrative Agent, any Lender and any of their Affiliates to or for the credit or the account of any Obligor against any and all of the Obligations, whether or not such Person shall have made any demand and although such obligations may be unmatured; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.05 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff.  Administrative Agent and each Lender agree promptly to notify Borrowers after any such set-off and application; provided that the failure to give such notice shall not affect the validity of such set-off and application.  The rights of Administrative Agent, each Lender and each of their Affiliates under this Section 4.04 are in addition to other rights and remedies (including other rights of set-off) that such Persons may have.

(b)          Exercise of Rights Not Required.  Nothing contained herein shall require Administrative Agent, any Lender or any of their respective Affiliates to exercise any such right or shall affect the right of such Person to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of any Obligor.

4.05        Pro Rata Treatment.

(a) Unless Administrative Agent shall have been notified in writing by any Lender prior to the proposed date of any Borrowing that such Lender will not make the amount that would constitute its share of such Borrowing available to Administrative Agent, Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on such date in accordance with Section 2, and Administrative Agent may, in reliance upon such assumption, make available to Borrowers a corresponding amount.  If such amount is not in fact made available to Administrative Agent by the required time on the applicable Borrowing Date

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

therefor, such Lender and Borrowers severally agree to pay to Administrative Agent forthwith, on demand, such corresponding amount with interest thereon, for each day from and including the date on which such amount is made available to Borrowers but excluding the date of payment to Administrative Agent, at a rate equal to the greater of (A) the Federal Funds Effective Rate and (B) a rate reasonably determined by Administrative Agent in accordance with banking industry rules on interbank compensation.  If Borrowers and such Lender shall pay such interest to Administrative Agent for the same or an overlapping period, Administrative Agent shall promptly remit to Borrowers the amount of such interest paid by Borrowers for such period.  If such Lender pays its share of the applicable borrowing to Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such borrowing.  Any payment by Borrowers shall be without prejudice to any claim Borrowers may have against a Lender that shall have failed to make such payment to Administrative Agent.

(b)          Unless Administrative Agent shall have received notice from Borrowers prior to the date on which any payment is due to Administrative Agent for the account of the Lenders hereunder that Borrowers will not make such payment, Administrative Agent may assume that Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due.  In such event, if Borrowers have not in fact made such payment, then each of the Lenders severally agrees to repay to Administrative Agent forthwith on demand the amount so distributed to such Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation.  Nothing herein shall be deemed to limit the rights of Administrative Agent or any Lender against any Obligor.

(c)          If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the principal of or interest on any Loan made by it or other obligations hereunder, as applicable (other than pursuant to a provision hereof providing for non-pro rata treatment), in excess of its Proportionate Share, of such payment on account of the Loans, such Lender shall (i) notify Administrative Agent of the receipt of such payment, and (ii) within five (5) Business Days of such receipt purchase (for cash at face value) from the other Lenders, as applicable (directly or through Administrative Agent), without recourse, such participations in the Loans made by them or make such other adjustments as shall be equitable, as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of the other Lenders in accordance with their respective Proportionate Shares, as applicable; provided,  however, that (A) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest and (B) the provisions of this paragraph shall not be construed to apply to (x) any payment made by any Borrower pursuant to and in accordance with the express terms of this Agreement (including the

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

application of funds arising from the existence of a Defaulting Lender) or (y) any payment obtained by a Lender as consideration for the assignment or sale of a participation in any of its Loans to any assignee or participant, other than to a Borrower or any of its Affiliates (as to which the provisions of this paragraph shall apply).  Each Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 4.05(c) may exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation.  No documentation other than notices and the like referred to in this Section 4.05(c) shall be required to implement the terms of this Section 4.05(c).  Administrative Agent shall keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased pursuant to this Section 4.05(c) and shall in each case notify the Lenders following any such purchase.  Each Borrower consents on behalf of itself and each other Obligor to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Obligor rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of each Obligor in the amount of such participation.

SECTION 5

YIELD PROTECTION, ETC.

5.01        Additional Costs.

(a)          Change in Requirements of Law Generally.  If, on or after the Closing Date, the adoption of any Requirement of Law, or any change in any Requirement of Law, or any change in the interpretation or administration thereof by any court or other Governmental Authority charged with the interpretation or administration thereof, or compliance by any of the Lenders (or its lending office) with any request or directive (whether or not having the force of law) of any such Governmental Authority, shall impose, modify or deem applicable any reserve (including any such requirement imposed by the Board of Governors of the Federal Reserve System), special deposit, contribution, insurance assessment or similar requirement, in each case that becomes effective after the Closing Date, against assets of, deposits with or for the account of, or credit extended by, a Lender (or its lending office) or shall impose on a Lender (or its lending office) any other condition affecting the Loans or the Commitment, and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining the Loans, or to reduce the amount of any sum received or receivable by such Lender under this Agreement or any other Loan Document, by an amount deemed by such Lender to be material (other than (i) Indemnified Taxes, (ii) Taxes described in clauses (b) through (d) of the definition of “Excluded Taxes” and (iii) Connection Income Taxes), then each Borrower shall pay to such Lender on demand such additional amount or amounts as will compensate such Lender for such increased cost or reduction.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(b)          Change in Capital Requirements.  If a Lender shall have determined that, on or after the Closing Date, the adoption of any Requirement of Law regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, in each case that becomes effective after the Closing Date, has or would have the effect of reducing the rate of return on capital of a Lender (or its parent) as a consequence of a Lender’s obligations hereunder or the Loans to a level below that which a Lender (or its parent) could have achieved but for such adoption, change, request or directive by an amount reasonably deemed by it to be material, then each Borrower shall pay to such Lender on demand such additional amount or amounts as will compensate such Lender (or its parent) for such reduction.

(c)          Notification by Lender.  Each Lender (directly or through Administrative Agent) will promptly notify the Lead Borrower of any event of which it has knowledge, occurring after the Closing Date, which will entitle such Lender to compensation pursuant to this Section 5.01.  Before giving any such notice pursuant to this Section 5.01(c) such Lender shall designate a different lending office if such designation (x) will, in the reasonable judgment of such Lender, avoid the need for, or reduce the amount of, such compensation and (y) will not, in the reasonable judgment of such Lender, be materially disadvantageous to such Lender.  A certificate of the Lender claiming compensation under this Section 5.01, setting forth the additional amount or amounts to be paid to it hereunder, shall be conclusive and binding on Borrowers in the absence of manifest error.

(d)          Notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to constitute a change in Requirements of Law for all purposes of this Section 5.01, regardless of the date enacted, adopted or issued.

5.02        Illegality.  Notwithstanding any other provision of this Agreement, in the event that on or after the Closing Date the adoption of or any change in any Requirement of Law or in the interpretation or application thereof by any competent Governmental Authority shall make it unlawful for a Lender or its lending office to make or maintain the Loans (and, in the reasonable opinion of such Lender, the designation of a different lending office would either not avoid such unlawfulness or would be materially disadvantageous to such Lender), then such Lender shall promptly notify the Lead Borrower thereof following which (a) the Lender’s Commitment shall be suspended until such time as such Lender may again make and maintain the Loans hereunder and (b) if such Requirement of Law shall so mandate, the Loans shall be prepaid by Borrowers

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

on or before such date as shall be mandated by such Requirement of Law in an amount equal to the Redemption Price applicable on the date of such prepayment in accordance with Section 3.03(a).

5.03        Taxes.

(a)          Payments Free of Taxes.  Any and all payments by or on account of any Obligation shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Obligor shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 5) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b)          Payment of Other Taxes by the Obligors. The Obligors shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of each Lender, timely reimburse it for, Other Taxes.

(c)          Evidence of Payments.  As soon as practicable after any payment of Taxes by any Obligor to a Governmental Authority pursuant to this Section 5, such Obligor shall deliver to Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment.

(d)          Indemnification.  The Obligors shall jointly and severally reimburse and indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 5) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Lead Borrower by a Lender shall be conclusive absent manifest error.

(e)          Status of Lenders.

(i)           Any Lender that is entitled to an exemption from, or reduction of withholding Tax with respect to payments made under any Loan Document shall make available

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

to each Borrower (directly or through Administrative Agent) such properly completed and executed documentation reasonably requested by such Borrower or Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding.  In addition, any Lender shall make available (directly or through Administrative Agent) such other documentation prescribed by applicable law as reasonably requested by such Borrower or Administrative Agent as will enable Borrowers or Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.  Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 5.03(e)(ii)(A),  (B) or (D)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii)          Without limiting the generality of the foregoing, in the event that Borrower is a U.S. Person:

(A)         any Lender that is a U.S. Person shall make available to such Borrower (directly or through Administrative Agent) on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower), executed originals of IRS Form W-9 (or successor form) certifying that such Lender is exempt from U.S. Federal backup withholding tax;

(B)         any Foreign Lender shall, to the extent it is legally entitled to do so, make available to such Borrower (directly or through Administrative Agent and in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower), whichever of the following is applicable:

(1)          in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable (or successor form) establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable (or successor form) establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2)          executed originals of IRS Form W-8ECI (or successor form);

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(3)          in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit C-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the applicable Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable (or successor form); or

(4)          to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY (or successor form), accompanied by IRS Form W-8ECI (or successor form), IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable (or successor form), a U.S. Tax Compliance Certificate substantially in the form of Exhibit C-2 or Exhibit C-3, IRS Form W-9 (or successor form), and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit C-4 on behalf of each such direct and indirect partner.

(C)         any Foreign Lender shall, to the extent it is legally entitled to do so, make available to such Borrower (directly or through Administrative Agent and in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit such Borrower to determine the withholding or deduction required to be made; and

(D)         if a payment made to a Lender under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall make available to such Borrower (directly or through Administrative Agent) at the time or times prescribed by law as reasonably requested by such Borrower or Administrative Agent any necessary forms and information reasonably requested by such Borrower or Administrative Agent to establish that such Lender is not subject to withholding tax under FATCA or as may be necessary for the Borrowers and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(iii)         Each Lender agrees that if any form or certification it previously made available expires or becomes obsolete or inaccurate in any respect, such Lender shall update such form or certification or promptly notify Lead Borrower in writing of its legal inability to do so.

(f)           Treatment of Certain Refunds.  If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 5 (including by the payment of additional amounts pursuant to this Section 5), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 5 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority.  Notwithstanding anything to the contrary in this Section 5.03(f), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 5.03(f) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This Section 5.03(f) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(i)           Mitigation Obligations.  If any Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or to any Governmental Authority for the account of any Lender pursuant to Section 5.01 or this Section 5.03, then, except as otherwise provided in Section 5.01(c), such Lender shall (at the request of the Lead Borrower) use commercially reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign and delegate its rights and obligations hereunder to another of its offices, branches or Affiliates if, in the sole reasonable judgment of such Lender, such designation or assignment and delegation would (i) eliminate or reduce amounts payable pursuant to Section 5.01 or this Section 5.03, as the case may be, in the future, (ii) not subject such Lender to any unreimbursed cost or expense and (iii) not otherwise be disadvantageous to such Lender. Each Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment and delegation.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SECTION 6

CONDITIONS PRECEDENT

6.01        Conditions to the First Borrowing.  The first Borrowing occurred on the Closing Date and was subject to the following conditions precedent, which were satisfied or waived in writing by the Lenders on or prior to the Closing Date:

(a)          Borrowing Date.  Such Borrowing shall be made on the Closing Date.

(b)          Amount of First Borrowing.  The amount of such Borrowing shall equal $40,000,000.

(c)          Terms of Material Agreements, Etc.  Lenders shall be reasonably satisfied with the terms and conditions of all of the Obligors’ Material Agreements.

(d)          No Law Restraining Transactions.  No applicable law or regulation shall restrain, prevent or, in the reasonable judgment of the Lenders, impose materially adverse conditions upon the Transactions.

(e)          Payment of Fees.  Lenders shall be satisfied with the arrangements to deduct the fees set forth in the Original Fee Letter (including the financing fee required pursuant to the Original Fee Letter) from the proceeds advanced.

(f)           Lien Searches.  Lenders shall be satisfied with reasonable and customary Lien searches regarding each Borrower and their Subsidiaries made prior to such Borrowing.

(g)          Documentary Deliveries.  The Lenders shall have received the following documents, each of which shall be in form and substance reasonably satisfactory to the Lenders:

(i)           Agreement.  This Agreement duly executed and delivered by Borrowers and each of the other parties hereto.

(ii)          Security Documents.

(A)         The Security Agreement, duly executed and delivered by each of the Obligors.

(B)         [Reserved].

(C)         Each of the Short-Form IP Security Agreements, duly executed and delivered by the applicable Obligor.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(D)         Original share certificates or other documents or evidence of title with regard to all Equity Interests owned by the Obligors (to the extent that such Equity Interests are certificated), together with, to the extent customary under the laws of the jurisdiction of organization of the issuer of such Equity Interests, share transfer documents, undated and duly executed in blank, letters of authority, irrevocable proxies and dividend mandates (as applicable).

(E)          [Reserved].

(F)          Evidence of filing of UCC-1 financing statements against each Obligor in its jurisdiction of formation or incorporation, as the case may be.

(G)         [Reserved].

(H)         [Reserved].

(I)           Completed Form C1 templates in agreed form for each Security Document to which Parent is a party, prepared by Lenders’ solicitors and approved and verified such by Parent’s solicitors;

(J)           Each foreign Security Documents listed on Schedule 6.01, duly executed and delivered by each of the Obligors party thereto.

(K)         Without limitation, all other documents and instruments reasonably required to perfect (to the extent it is possible to do so in the relevant jurisdiction) the Secured Parties’ Lien on, and security interest in, the Collateral, and a copy of all other notices, acknowledgements and documents required to be sent or delivered according to the terms of the Security Documents, required to be delivered on or prior to such Borrowing Date shall have been duly executed and delivered and be in proper form for filing, and shall create in favor of the Secured Parties, a perfected (to the extent it is possible to do so in the relevant jurisdiction) Lien on, and security interest in, the Collateral, subject to no Liens other than Permitted Liens.

(iii)         Original Fee Letter.  The Original Fee Letter duly executed and delivered by Borrowers and Administrative Agent.

(iv)         Warrants.  For the Lenders, pro rata in accordance with their Proportionate Shares, the Warrants, duly executed by Parent, for 0.80% of the ordinary shares of the Parent on a Fully-Diluted Basis as of the first Borrowing Date (inclusive of the Warrants granted on such date) at an exercise price equal to 110% of the closing price of Parent’s ordinary shares on the date immediately prior to the first Borrowing Date.

(v)          Original Perfection Certificate.  The Original Perfection Certificate duly executed and delivered by the Obligors party thereto.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(vi)         Approvals.  Certified copies of any material licenses, consents, authorizations and approvals of, and notices to and filings and registrations with, any Governmental Authority (including all foreign exchange approvals), and of all third-party consents and approvals, necessary in connection with the making and performance by the Obligors of the Loan Documents and the Transactions.

(vii)        Corporate Documents.  Certified copies of the constitutive documents of each Obligor (if publicly available in such Obligor’s jurisdiction of formation or incorporation) and of resolutions of the Board of Directors (and/or shareholders, if applicable) or other applicable governing body of each Obligor authorizing the making and performance by it of the Loan Documents to which it is a party.

(viii)       Incumbency Certificate.  A certificate of each Obligor as to the authority, incumbency and specimen signatures of the persons who have executed the Loan Documents and any other documents in connection herewith on behalf of the Obligors.

(ix)         [Reserved].

(x)          Opinions of Counsel.  A favorable opinion, dated such Borrowing Date, of counsels to the Obligors and/or the Lenders, as applicable, in each case in form reasonably acceptable to the Lenders and their counsel.

(xi)         Insurance.  Certificates and endorsements of insurance evidencing the existence of all insurance required to be maintained by the Obligors pursuant to Section 8.05 and the designation of Administrative Agent as the lender’s loss payees or additional named insured, as the case may be, thereunder.

(xii)        Payoff Letter.  A duly executed and delivered payoff letter with respect to Borrowers’ existing debt facility with Oxford Finance LLC and Horizon Technology Finance Corporation, together with such documentation required to terminate and release all security interests in connection therewith, each in form and substance reasonably satisfactory to Administrative Agent.

(xiii)       Irish Obligors Certificate. With respect to Parent, a certificate of Parent (signed by a director) confirming that it and each other Obligor are members of a group of companies consisting of Parent as holding company, and each other Obligor, as a subsidiary within the meaning of Sections 7 and 8 of the Irish Companies Act and for the purposes of section 243 of the Irish Companies Act.

(xiv)       Landlord Consent.  A Landlord Consent executed by the Borrower Landlord.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(xv)        Bailee Waiver.  A bailee waiver executed by Cardinal Health.

(h)          Securities Purchase.  The transactions contemplated by the Securities Purchase Agreement shall have been consummated concurrently with funding of the first Borrowing.

6.02        Conditions to Second Borrowing.  The obligation of each Lender to make a Loan as part of a second Borrowing is subject to the following conditions precedent, which shall have been satisfied or waived in writing by the Lenders:

(a)          Borrowing Date.  Such Borrowing shall occur within 4 Business Days of the Amendment No. 1 Effective Date.

(b)          Amount of Borrowing.  The amount of such Borrowing shall equal $45,000,000.

(c)          Macrilen Acquisition.  The Macrilen License Agreement remains in effect, without any amendment, supplement or other modifications thereto (except for amendments, supplements or modifications reasonably acceptable to the Administrative Agent) and the Macrilen Acquisition shall have been consummated in accordance with the Macrilen License Agreement.

(d)          Payment of Fees.  Lenders shall be satisfied with the arrangements to deduct the fees set forth in the Amended Fee Letter (including the financing fee required pursuant to the Amended Fee Letter) from the proceeds advanced.

(e)          Irish Debenture.  An Irish Debenture duly executed and delivered by the Irish Borrower and Administrative Agent.

(f)           Irish Deed of Confirmation. An Irish Deed of Confirmation with respect to the Irish Debenture entered into by Parent and Administrative Agent.

(g)          Swedish Security Affirmation.  A Swedish Security Affirmation entered into by Swedish Borrower, Parent and Administrative Agent.

(h)          Amended Perfection Certificate.  The Amended Perfection Certificate duly executed and delivered by the Obligors.

(i)           Approvals.  Certified copies of any material licenses, consents, authorizations and approvals of, and notices to and filings and registrations with, any Governmental Authority (including all foreign exchange approvals), and of all third-party consents and approvals, necessary in connection with the making and performance by the Obligors of the Loan Documents and the Transactions.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(j)           Corporate Documents.  Certified copies of the constitutive documents of each Obligor (if publicly available in such Obligor’s jurisdiction of formation or incorporation) and of resolutions of the Board of Directors (and/or shareholders, if applicable) or other applicable governing body of each Obligor authorizing the making and performance by it of the Loan Documents to which it is a party.

(k)          Incumbency Certificate.  A certificate of each Obligor as to the authority, incumbency and specimen signatures of the persons who have executed the Loan Documents and any other documents in connection herewith on behalf of the Obligors.

(l)           Irish Obligors Certificate. With respect to Parent and Irish Borrower, a certificate of Parent (signed by a director) confirming that it and each other Obligor are members of a group of companies consisting of Parent as holding company, and each other Obligor, as a subsidiary within the meaning of Sections 7 and 8 of the Irish Companies Act and for the purposes of section 243 of the Irish Companies Act.

(m)         Opinions of Counsel.  One or more favorable opinions of counsels to the Obligors and/or the Lenders, as applicable, in each case in form reasonably acceptable to the Lenders and their counsel.

(n)          Warrants.  For the Lenders, pro rata in accordance with their Proportionate Shares, the Warrants, duly executed by Parent, for 2.25% of the ordinary shares of the Parent on a Fully-Diluted Basis as of the second Borrowing Date (inclusive of the Warrants granted on such date) at an exercise price equal to $10.00 per share.

6.03        Conditions to Third Borrowing.  The obligation of each Lender to make a Loan as part of a third Borrowing is subject to the following conditions precedent, which shall have been satisfied or waived in writing by the Lenders:

(a)          Second Borrowing.  The second Borrowing shall have occurred.

(b)          Borrowing Date.  Such Borrowing shall occur on or prior to September 27, 2018.

(c)          Amount of Borrowing.  The amount of such Borrowing shall not exceed $10,000,000 or be less than $1,000,000 and shall be in increments of $1,000,000.

(d)          Borrowing Milestone.  The Obligors shall have achieved Revenue from the sale of the Product of at least $[****] during any consecutive three (3) month period ending on or prior to June 30, 2018;

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(e)          Market Capitalization Condition.  Parent maintains Market Capitalization of at least $300,000,000 for the twenty (20) consecutive trading days ending on the trading day immediately prior to the third Borrowing Date.

(f)           Notice of Milestone Achievement and Audit.  Lead Borrower shall have delivered to Administrative Agent a notice certifying satisfaction of the condition set forth in Section 6.03(d) no later than sixty (60) days thereafter, and Administrative Agent shall have been reasonably satisfied with the results of its audit of the Obligors’ Revenue by examining the Obligors’ books and records.

(g)          Notice of Borrowing.  A Notice of Borrowing shall have been received no later than sixty (60) calendar days after satisfaction of the condition set forth in Section 6.03(d).

(h)          Warrants.  For the Lenders, pro rata in accordance with their Proportionate Shares, the Warrants, duly executed by Parent, for 0.20% of the ordinary shares of the Parent on a Fully-Diluted Basis as of the third Borrowing Date (inclusive of the Warrants granted on such date) at an exercise price equal to 110% of the closing price of Parent’s ordinary shares on the date immediately prior to the third Borrowing Date.

6.04        Conditions to Fourth Borrowing.  The obligation of each Lender to make a Loan as part of a fourth Borrowing is subject to the following conditions precedent, which shall have been satisfied or waived in writing by the Lenders:

(a)          Third Borrowing.  The third Borrowing shall have occurred.

(b)          Borrowing Date.  Such Borrowing shall occur on or prior to March 19, 2019.

(c)          Amount of Borrowing.  The amount of such Borrowing shall not exceed $5,000,000 or be less than $1,000,000 and shall be in increments of $1,000,000.

(d)          Borrowing Milestone.  The Obligors shall have achieved Revenue from the sale of the Product of at least $[****] during any consecutive three (3) month period ending on or prior to December 31, 2018.

(e)          Market Capitalization Condition.  Parent maintains Market Capitalization of at least $325,000,000 for the twenty (20) consecutive trading days ending on the trading day immediately prior to the fourth Borrowing Date.

(f)           Notice of Milestone Achievement and Audit.  Lead Borrower shall have delivered to Administrative Agent a notice certifying satisfaction of the condition set forth in Section 6.04(d) no later than sixty (60) days thereafter, and Administrative Agent shall have been reasonably satisfied with the results of its audit of the Obligors’ Revenue by examining the Obligors’ books and records.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(g)          Notice of Borrowing.  A Notice of Borrowing shall have been received no later than sixty (60) calendar days after satisfaction of the condition set forth in Section 6.04(d).

(h)          Warrants.  For the Lenders, pro rata in accordance with their Proportionate Shares, the Warrants, duly executed by Parent, for 0.25% of the ordinary shares of the Parent on a Fully-Diluted Basis as of the fourth Borrowing Date (inclusive of the Warrants granted on such date) at an exercise price equal to 140% of the ten (10) day volume weighted-average price (VWAP) per share of Parent’s ordinary shares for the consecutive ten (10)-trading-day period ending on the trading day prior to the fourth Borrowing Date.

6.05        Conditions to Each Borrowing.  The obligation of each Lender to make a Loan as part of any Borrowing (including the first Borrowing) is also subject to satisfaction of the following further conditions precedent on the applicable Borrowing Date, which shall have been satisfied or waived in writing by the Lenders:

(a)          Commitment Period.  Except in the case of any PIK Loan, such Borrowing Date shall occur during the Commitment Period.

(b)          No Default; Representations and Warranties.  Both immediately prior to the making of such Loan and after giving effect thereto and to the intended use thereof:

(i)           no Default shall have occurred and be continuing or would result from such proposed Loan or the application of the proceeds thereof;

(ii)          the representations and warranties made in Section 7 shall be true and correct on and as of the Borrowing Date, and immediately after giving effect to the application of the proceeds of the Borrowing, with the same force and effect as if made on and as of such date (except that the representation regarding representations and warranties that refer to a specific earlier date shall be that they were true and correct on such earlier date);and

(iii)         no Material Adverse Effect has occurred since the end of the period covered by the financial statements most recently delivered pursuant to Section 8.01(b) or is reasonably likely to occur after giving effect to such proposed Borrowing.

(c)          Notice of Borrowing.  Except in the case of any PIK Loan, Administrative Agent shall have received a Notice of Borrowing as and when required pursuant to Section 2.02.

Each Borrowing shall constitute a certification by Lead Borrower to the effect that the conditions set forth in this Section 6.05 have been fulfilled as of the applicable Borrowing Date.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SECTION 7

REPRESENTATIONS AND WARRANTIES

Each Obligor represents and warrants to Administrative Agent and the Lenders that:

7.01        Power and Authority.  Each of Parent and its Subsidiaries (a) is duly organized or incorporated and validly existing under the laws of its jurisdiction of organization or incorporation, (b) has all requisite corporate or other equivalent power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted except to the extent that failure to have the same would not reasonably be expected to have a Material Adverse Effect, (c) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure to so qualify would (either individually or in the aggregate) have a Material Adverse Effect, and (d) has full power, authority and legal right to make and perform each of the Loan Documents to which it is a party and, in the case of Borrowers, to borrow the Loans hereunder.

7.02        Authorization; Enforceability.  The Transactions are within each Obligor’s corporate or equivalent powers and have been duly authorized by all necessary corporate or equivalent action and, if required, by all necessary shareholder action.  This Agreement has been duly executed and delivered by each Obligor and constitutes, and each of the other Loan Documents to which it is a party when executed and delivered by such Obligor will constitute, a legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

7.03        Governmental and Other Approvals; No Conflicts.  The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any third party, except for (i) such as have been obtained or made and are in full force and effect and (ii) filings and recordings in respect of the Liens created pursuant to the Security Documents, (b) will not violate any applicable law or regulation or the charter, bylaws, constitutional or other organizational documents of Parent and its Subsidiaries, (c) will not violate any order of any Governmental Authority , (d) will not violate or result in a default under any indenture, agreement or other instrument binding upon Parent and its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person, and (e) will not result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of Parent and its Subsidiaries.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

7.04        Financial Statements; Material Adverse Change.

(a)          Financial Statements.  Parent has heretofore furnished to the Lenders certain financial statements as provided for in Section 8.01.  Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of Parent and its Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the previously-delivered statements of the type described in Section 8.01(a).  Neither Parent nor any of its Subsidiaries has any material contingent liabilities or unusual forward or long-term commitments not disclosed in the aforementioned financial statements.

(b)          No Material Adverse Change.  Since March 31, 2017, there has been no Material Adverse Change.

7.05        Properties.

(a)          Property Generally.  Each Obligor has good and marketable fee simple title to, or valid leasehold interests in, all its real and personal Property material to its business, subject only to Permitted Liens and except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

(b)          Intellectual Property. The Obligors represent and warrant to the Lenders as follows, as of the Amendment No. 1 Effective Date, each Borrowing Notice Date and each Borrowing Date:

(i)           Schedule 7.05(b)(i) (as amended from time to time by Lead Borrower in accordance with Section 7.21) contains:

(A)         a complete and accurate list of all applied for or registered Patents, owned by or licensed to any Obligor, including the jurisdiction and patent number;

(B)         a complete and accurate list of all applied for or registered Trademarks, owned by or licensed to any Obligor, including the jurisdiction, trademark application or registration number and the application or registration date; and

(C)         a complete and accurate list of all applied for or registered Copyrights, owned by or licensed to any Obligor;

(ii)          Each Obligor is the absolute beneficial owner of all right, title and interest in and to and have the right to use the Obligor Intellectual Property with no breaks in chain of title with good and marketable title, free and clear of any Liens or Claims of any kind whatsoever

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

other than Permitted Liens.  Without limiting the foregoing, and except as set forth in Schedule 7.05(b)(ii):

(A)         other than with respect to the Material Agreements, or as permitted by Section 9.09, the Obligors have not transferred ownership of Material Intellectual Property, in whole or in part, to any other Person who is not an Obligor;

(B)         other than (i) the Material Agreements, (ii) customary restrictions in in-bound licenses of Intellectual Property and non-disclosure agreements, or (iii) as would have been or is permitted by Section 9.09, there are no judgments, covenants not to sue, permits, grants, licenses, Liens (other than Permitted Liens), Claims, or other agreements or arrangements relating to the Material Intellectual Property, including any development, submission, services, research, license or support agreements, which bind, obligate or otherwise restrict the Obligors;

(C)         the use of any of the Obligor Intellectual Property, to any Obligor’s Knowledge, does not breach, violate, infringe or interfere with or constitute a misappropriation of any valid rights arising under any Intellectual Property of any other Person;

(D)         there are no pending or, to any Obligor’s Knowledge, threatened Claims against the Obligors asserted by any other Person relating to the Obligor Intellectual Property, including any Claims of adverse ownership, invalidity (other than any actions asserted during the ordinary course of examination of a patent application or a trademark application before the United States Patent and Trademark Office or any foreign patent and/or trademark office), infringement, misappropriation, violation or other opposition to or conflict with such Intellectual Property; no Obligor has received any written notice from any Person that any Obligor business, the use of the Obligor Intellectual Property, or the manufacture, use or sale of any product or the performance of any service by any Obligor infringes upon, violates or constitutes a misappropriation of, or may infringe upon, violate or constitute a misappropriation of, or otherwise interfere with, any other Intellectual Property of any other Person;

(E)          no Obligor has any Knowledge that the Obligor Intellectual Property is being infringed, violated, misappropriated or otherwise used by any other Person without the express authorization of the Obligors.  Without limiting the foregoing, no Obligor has put any other Person on notice of actual or potential infringement, violation or misappropriation of any of the Obligor Intellectual Property; no Obligor has initiated the enforcement of any Claim with respect to any of the Obligor Intellectual Property;

(F)          all relevant current and former employees and contractors of each Obligor have executed written confidentiality and invention assignment Contracts with such Obligor that irrevocably assign to such Obligor or its designee all of their rights to any Inventions relating to any Obligor’s business;

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(G)         to the Knowledge of the Obligors, the Obligor Intellectual Property is all the Intellectual Property necessary for the operation of Obligors’ business as it is currently conducted or as currently contemplated to be conducted;

(H)         each Obligor has taken reasonable precautions to protect the secrecy, confidentiality and value of its Obligor Intellectual Property consisting of trade secrets and confidential information;

(I)           each Obligor has delivered to Administrative Agent accurate and complete copies of all Material Agreements relating to the Obligor Intellectual Property;

(J)           there are no pending or, to the Knowledge of any of the Obligors, threatened in writing Claims against the Obligors asserted by any other Person relating to the Material Agreements, including any Claims of breach or default under such Material Agreements;

(iii)         With respect to the Obligor Intellectual Property consisting of Patents, except as set forth in Schedule 7.05(b)(ii), and without limiting the representations and warranties in Section 7.05(b)(ii):

(A)         each of the issued claims in such Patents, to Obligors’ Knowledge, is valid and enforceable;

(B)         the inventors claimed in such Patents have executed written Contracts with an Obligor or its predecessor-in-interest that properly and irrevocably assign to an Obligor or predecessor-in-interest all of their rights to any of the Inventions claimed in such Patents to the extent permitted by applicable law;

(C)         none of the Patents, or the Inventions claimed in them, have been dedicated to the public except as a result of intentional decisions made by the applicable Obligor;

(D)         to any Obligor’s Knowledge, all prior art material to such Patents  was adequately disclosed to or considered by the respective patent offices during prosecution of such Patents to the extent required by applicable law or regulation;

(E)          subsequent to the issuance of such Patents, neither any Obligor nor its predecessors in interest have filed any disclaimer (other than terminal disclaimers that may have been filed during the ordinary course of examination before the United States Patent and Trademark Office, or the equivalent thereof in any foreign patent office) or filed any other voluntary reduction in the scope of the Inventions claimed in such Patents;

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(F)          no allowable or allowed subject matter of such Patents, to any Obligor’s Knowledge, is subject to any competing conception claims of allowable or allowed subject matter of any patent applications or patents of any third party and have not been the subject of any interference, re-examination, inter partes review, post grant review or opposition proceedings, nor are the Obligors aware of any basis for any such interference, re-examination, inter partes review, post grant review or opposition proceedings;

(G)         no such Patents, to any Obligor’s Knowledge, have ever been finally adjudicated to be invalid, unpatentable or unenforceable for any reason in any administrative, arbitration, judicial or other proceeding, and, with the exception of publicly available documents in the applicable Patent Office recorded with respect to any Patents, no Obligor has received any notice asserting that such Patents are invalid, unpatentable or unenforceable; if any of such Patents is terminally disclaimed to another patent or patent application, all patents and patent applications subject to such terminal disclaimer are included in the Collateral;

(H)         no Obligor has received an opinion, whether preliminary in nature or qualified in any manner, which concludes that a challenge to the validity or enforceability of any of such Patents is more likely than not to succeed;

(I)           no Obligor has any Knowledge that any Obligor or any prior owner of such Patents or their respective agents or representatives have engaged in any conduct, or omitted to perform any necessary act, the result of which would invalidate or render unpatentable or unenforceable any such Patents; and

(J)           all maintenance fees, annuities, and the like due or payable on the Patents have been timely paid or the failure to so pay was the result of an intentional decision by the applicable Obligor or would not reasonably be expected to result in a Material Adverse Change.

(iv)         none of the foregoing representations and statements of fact contains any untrue statement of material fact or omits to state any material fact necessary to make any such statement or representation not misleading to a prospective Lender seeking full information as to the Obligor Intellectual Property and the Obligors’ business.

(c)          Material Intellectual Property.  Schedule 7.05(c) (as amended from time to time by Lead Borrower in accordance with Section 7.21) contains an accurate list of the Obligor Intellectual Property that is material to any Obligor’s business with an indication as to whether the applicable Obligor owns or has an exclusive or non-exclusive license to such Obligor Intellectual Property.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

7.06        No Actions or Proceedings.

(a)          Litigation.  There is no litigation, investigation or proceeding pending or, to any Obligor’s Knowledge, threatened with respect to Parent and its Subsidiaries by or before any Governmental Authority or arbitrator (i) that either individually or in the aggregate would reasonably be expected to have a Material Adverse Effect, except as specified in Schedule 7.06 or (ii) that involves this Agreement or the Transactions.

(b)          Environmental Matters.  The operations and Property of Parent and its Subsidiaries comply with all applicable Environmental Laws, except to the extent the failure to so comply (either individually or in the aggregate) would not reasonably be expected to have a Material Adverse Effect.

(c)          Labor Matters.  Parent and its Subsidiaries have not engaged in unfair labor practices and there are no material labor actions or disputes involving the employees of Parent or its Subsidiaries.

7.07        Compliance with Laws and Agreements.  Each of the Obligors is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.  No Default has occurred and is continuing.

7.08        Taxes. All federal, state, material local, foreign income and franchise and other material Tax returns, reports and statements (collectively, the “Tax Returns”) required to be filed by any Tax Affiliate have been timely filed with the appropriate Governmental Authorities, all such Tax Returns are true, correct and complete in all material respects, and all federal and foreign income Taxes and other material Taxes reflected therein or otherwise due and payable have been timely paid (except for those contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves are maintained on the books of the appropriate Tax Affiliate in accordance with GAAP).  No Tax Return is under audit or examination by any Governmental Authority and no notice of any material audit or examination or any assertion of any claim for Taxes has been given or made by any Governmental Authority.  Proper and accurate amounts have been withheld by each Tax Affiliate from their respective employees for all periods in full and complete compliance with the Tax, social security and unemployment withholding provisions of applicable Laws and such withholdings have been timely paid to the respective Governmental Authorities.  No Tax Affiliate has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2).

7.09        Full Disclosure.  Obligors have disclosed to Administrative Agent and the Lenders all Material Agreements to which any Obligor is subject, and all other matters to any Obligor’s

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Knowledge, that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.  None of the reports, financial statements, certificates or other information furnished by or on behalf of any Obligor to Administrative Agent or any Lender in connection with the negotiation of this Agreement and the other Loan Documents or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, Parent represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

7.10        Regulation.

(a)          Investment Company Act.  Neither Parent nor any of its Subsidiaries is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940.

(b)          Margin Stock.  Neither Parent nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock, and no part of the proceeds of the Loans will be used to buy or carry any Margin Stock in violation of Regulation T, U or X.

(c)          OFAC; Sanctions, Etc. Neither Parent nor any of its Subsidiaries or, to the knowledge of any Obligor, any Related Person (i) is currently the subject of any Sanctions or is a Sanctioned Person, (ii) is located (or has its assets located), organized or residing in any Sanctioned Jurisdiction, (iii) is or has been (within the previous five (5) years) engaged in any impermissible transaction with any Person who is now or was then the subject of Sanctions or who is located, organized or residing in any Sanctioned Jurisdiction, (iv) directly or indirectly derives revenues from investments in, or transactions with, Sanctioned Persons, (v) has taken any action, directly or indirectly, that would result in a violation by such Persons of any Anti-Corruption Laws, or (vi) has violated any Anti-Money Laundering Laws. No Loan, nor the proceeds from any Loan, has been or will be used, directly or indirectly, to lend, contribute or provide to, or has been or will be otherwise made available to fund, any impermissible activity or business of any Person located, organized or residing in any Sanctioned Jurisdiction or who is the subject of any Sanctions, or in any other manner that will result in any violation by any Person (including the Lender and its Affiliates) of Sanctions or otherwise in violation of any Anti-Corruption Laws or Anti-Money Laundering Laws. Each of Parent and its Subsidiaries has implemented and maintains in effect policies and procedures designed to promote compliance by Parent and its Subsidiaries and their respective directors, officers, employees, agents and Related Persons with the Anti-Corruption Laws.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

7.11        Solvency.  Lead Borrower is, and the Obligors on a consolidated basis are, and, immediately after giving effect to the Borrowing and the use of proceeds thereof will be, Solvent.

7.12        Subsidiaries.  Set forth on Schedule 7.12 is a complete and correct list of all Subsidiaries of the Parent as of the Amendment No. 1 Effective Date.  Each such Subsidiary is duly organized and validly existing under the jurisdiction of its organization shown in said Schedule 7.12, and the percentage ownership by the direct parent of each such Subsidiary is as shown in said Schedule 7.12.

7.13        Indebtedness and Liens.  Set forth in Part I of Schedule 7.13(a) is a complete and correct list of all Indebtedness of each Obligor outstanding as of the Amendment No. 1 Effective Date.  Part I of Schedule 7.13(b) is a complete and correct list of all Liens granted by Parent and the other Obligors with respect to their respective Property and outstanding as of the Amendment No. 1 Effective Date.

7.14        Material Agreements.  Set forth on Schedule 7.14 (as amended from time to time by Lead Borrower in accordance with Section 7.21 and as amended effective as of the Amendment No. 1 Effective Date to include the Macrilen License Agreement) is a complete and correct list of (i) each Material Agreement and (ii) each agreement creating or evidencing any Material Indebtedness.  No Obligor is in default under any such Material Agreement or agreement creating or evidencing any Material Indebtedness.  Except as otherwise disclosed on Schedule 7.14, all Material Agreements of the Obligors are in full force and effect without material modification from the form in which the same were disclosed to Administrative Agent  and the Lenders.

7.15        Restrictive Agreements.  None of the Obligors is subject to any indenture, agreement, instrument or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of Parent or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets (other than (x) customary provisions in contracts (including leases and in‑bound licenses of Intellectual Property) restricting the assignment thereof and (y) restrictions or conditions imposed by any agreement governing secured Permitted Indebtedness permitted under Section 9.01(h), to the extent that such restrictions or conditions apply only to the property or assets securing such Indebtedness), or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or share capital, as applicable, or to make or repay loans or advances to Parent or any other Subsidiary or to Guarantee Indebtedness of Parent or any other Subsidiary (each, a “Restrictive Agreement”), except those listed on Schedule 7.15 or otherwise permitted under Section 9.11.

7.16        Real Property.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(a)          Generally.  Neither Parent nor any of its Subsidiaries owns or leases (as tenant thereof) any real property, except as described on Schedule 7.16 (as amended from time to time by Parent in accordance with Section 7.21).

(b)          [Reserved].

7.17        Pension Matters.  Schedule 7.17 sets forth, as of the Amendment No. 1 Effective Date, a complete and correct list of, and that separately identifies, (a) all Title IV Plans and (b) all Multiemployer Plans.  Each Benefit Plan, and each trust thereunder, intended to qualify for tax exempt status under Section 401 or 501 of the Code or other Requirements of Law so qualifies.  Except for those that would not reasonably be expected to have, in the aggregate, have a Material Adverse Effect, (w) each Benefit Plan is in compliance with applicable provisions of ERISA, the Code and other Requirements of Law, (x) there are no existing or pending (or to the Knowledge of any Obligor or Subsidiary thereof, threatened) claims (other than routine claims for benefits in the normal course), sanctions, actions, lawsuits or other proceedings or investigation involving any Benefit Plan to which any Obligor or Subsidiary thereof incurs or otherwise has or could have an obligation or any liability or Claim, (y) no ERISA Event is reasonably expected to occur and, as of the Closing Date, no ERISA Event has occurred in connection with which obligations and liabilities (contingent or otherwise) remain outstanding, and (z) no ERISA Affiliate would have any Withdrawal Liability as a result of a complete withdrawal from any Multiemployer Plan on the date this representation is made.  Parent and each of its ERISA Affiliates has met all applicable requirements under the ERISA Funding Rules with respect to each Title IV Plan, and no waiver of the minimum funding standards under the ERISA Funding Rules has been applied for or obtained.  As of the most recent valuation date for any Title IV Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is at least 60%, and neither Parent nor any of its ERISA Affiliates knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage to fall below 60% as of the most recent valuation date.

7.18        Collateral; Security Interest.  Each Security Document is effective to create in favor of the Secured Parties a legal, valid and enforceable security interest in the Collateral subject thereto and each such security interest is perfected to the extent required by (and has the priority required by) the applicable Security Document.  The Security Documents collectively are effective to create in favor of the Secured Parties a legal, valid and enforceable security interest in the Collateral subject thereto, which security interests are first-priority (subject only to Permitted Priority Liens or except as expressly contemplated by the Security Documents).

7.19        Regulatory Approvals.  Parent and its Subsidiaries hold, and will continue to hold, either directly or through licensees and agents, all Regulatory Approvals, licenses, permits and similar governmental authorizations of a Governmental Authority necessary or required for Parent and its Subsidiaries to conduct their operations and business in the manner currently

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

conducted, except where failure to do so would not reasonably be expected to have a Material Adverse Effect.

7.20        [Reserved.]

7.21        Update of Schedules.  Each of Schedules 7.05(b)(i),  7.05(c),  7.14 and 7.16 may be updated by Lead Borrower from time to time in order to ensure the continued accuracy of such Schedule as of any upcoming date on which representations and warranties are made incorporating the information contained on such Schedule.  Such update may be accomplished by Lead Borrower providing to Administrative Agent, in writing (including by electronic means), a revised version of such Schedule in accordance with the provisions of Section 13.02.  Each such updated Schedule shall be effective immediately upon the receipt thereof by Administrative Agent.

SECTION 8

AFFIRMATIVE COVENANTS

Each Obligor covenants and agrees with Administrative Agent and the Lenders that, until the Commitments have expired or been terminated and all Obligations have been paid in full indefeasibly in cash:

8.01        Financial Statements and Other Information.  Lead Borrower or Parent, as applicable, will furnish to Administrative Agent (and, in the case of Sections 8.01(a) through (d) and (k) and (l), the VCOC Lender):

(a)          as soon as available and in any event within 45 days after the end of the first three fiscal quarters of each fiscal year (or if later, on the date required to be filed with the SEC (after giving effect to any extension granted thereby)), the consolidated balance sheets of Parent and its Subsidiaries as of the end of such quarter, and the related consolidated statements of income, shareholders’ equity and cash flows of Parent and its Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, prepared in accordance with GAAP consistently applied, all in reasonable detail and setting forth in comparative form the figures for the corresponding period in the preceding fiscal year, together with a certificate of a Responsible Officer of Parent stating that such financial statements fairly present the financial condition of Parent and its Subsidiaries as at such date and the results of operations of Parent and its Subsidiaries for the period ended on such date and have been prepared in accordance with GAAP consistently applied, subject to changes resulting from normal, year-end audit adjustments and except for the absence of notes;

(b)          as soon as available and in any event within 90 days after the end of each fiscal year (or, if later, on the date required to be filed with the SEC (after giving effect to any

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

extension granted thereby)), the consolidated balance sheets of Parent and its Subsidiaries as of the end of such fiscal year, and the related consolidated statements of income, shareholders’ equity and cash flows of Parent and its Subsidiaries for such fiscal year, prepared in accordance with GAAP consistently applied, all in reasonable detail and setting forth in comparative form the figures for the previous fiscal year, accompanied by a report and opinion thereon of Ernst & Young or another firm of independent certified public accountants of recognized national standing acceptable to the Lenders, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to qualification or exception as to the scope of such audit;

(c)          [reserved];

(d)          together with the financial statements required pursuant to Sections 8.01(a) and (b), a compliance certificate of a Responsible Officer as of the end of the applicable accounting period (which delivery may, unless a Lender requests executed originals, be by electronic communication including fax or email and shall be deemed to be an original authentic counterpart thereof for all purposes) in the form of Exhibit D (a “Compliance Certificate”) including details of any material issues that are raised by auditors;

(e)          [reserved];

(f)           as soon as available, but in no event later than 90 days after the end of each fiscal year, a consolidated financial forecast for Parent and its Subsidiaries for the following fiscal years, including forecasted consolidated balance sheets, consolidated statements of income, shareholders’ equity and cash flows of Parent and its Subsidiaries, provided that if Parent delivers a financial forecast for any longer period to its board of directors, Parent shall promptly, and in any event within five (5) Business Days after the same are made available to its board of directors, deliver such longer forecast to Administrative Agent;

(g)          promptly, and in any event within five (5) Business Days, after the same are released, copies of all press releases;

(h)          promptly, and in any event within ten (10) Business Days after receipt thereof by an Obligor thereof, copies of each notice or other correspondence received from any securities regulator or exchange to the authority of which an Obligor may become subject from time to time concerning any investigation by such agency regarding financial or other operational results of such Obligor;

(i)           the information regarding insurance maintained by Parent and its Subsidiaries as required under Section 8.05;

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(j)           promptly, and in any event within five (5) Business Days, following Administrative Agent’s request at any time, proof of  compliance with Section 10.01; and

(k)          within five (5) Business Days of delivery, copies of all statements, reports and notices made available to holders of Permitted Subordinated Debt or Permitted Cure Debt, as applicable.

Notwithstanding the foregoing, documents required to be delivered pursuant to the terms of this Section 8.01 (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date on which the Parent posts such documents, or provides a link thereto, on the Parent’s website on the internet at the Parent’s website address. For purposes of clarity, to the extent documents are posted electronically in accordance with SEC requirements, any requirement for prompt delivery under this Section 8.01 shall be deemed satisfied.

8.02        Notices of Material Events.  Lead Borrower will furnish to Administrative Agent written notice of the following promptly, and, unless otherwise provided in this Section, in no event later than five (5) Business Days, after a Responsible Officer first learns of the existence of:

(a)          the occurrence of any Default;

(b)          notice of the occurrence of any event with respect to an Obligor’s property or assets resulting in a Loss aggregating $500,000 (or the Equivalent Amount in other currencies) or more;

(c)          (A) any proposed acquisition of stock, assets or property by any Obligor that would reasonably be expected to result in environmental liability under Environmental Laws, and (B)(1) spillage, leakage, discharge, disposal, leaching, migration or release of any Hazardous Material required to be reported to any Governmental Authority under applicable Environmental Laws, and (2) all actions, suits, claims, notices of violation, hearings, investigations or proceedings pending, or to any Obligor’s Knowledge, threatened against or affecting Parent or any of its Subsidiaries or with respect to the ownership, use, maintenance and operation of their respective businesses, operations or properties, relating to Environmental Laws or Hazardous Material;

(d)          the assertion of any environmental matter by any Person against, or with respect to the activities of, Parent or any of its Subsidiaries and any alleged violation of or non-compliance with any Environmental Laws or any permits, licenses or authorizations which could reasonably be expected to involve damages in excess of $100,000 other than any environmental

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

matter or alleged violation that, if adversely determined, would not (either individually or in the aggregate) have a Material Adverse Effect;

(e)          the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting Parent or any of its Affiliates that, if adversely determined, would reasonably be expected to result in a Material Adverse Effect;

(f)           (i) on or prior to any filing by any ERISA Affiliate of any notice of intent to terminate any Title IV Plan, a copy of such notice and (ii) promptly, and in any event within ten days, after any Responsible Officer of any ERISA Affiliate knows or has reason to know that a request for a minimum funding waiver under Section 412 of the Code has been filed with respect to any Title IV Plan or Multiemployer Plan, a notice (which may be made by telephone if promptly confirmed in writing) describing such waiver request and any action that any ERISA Affiliate proposes to take with respect thereto, together with a copy of any notice filed with the PBGC or the IRS pertaining thereto;

(g)          (i) the termination of any Material Agreement; (ii) the receipt by Parent or any of its Subsidiaries of any material notice under any Material Agreement; (iii) the entering into of any new Material Agreement by an Obligor; or (iv) any material amendment to a Material Agreement;

(h)          the reports and notices as required by the Security Documents;

(i)           within 30 days of the date thereof, or, if earlier, on the date of delivery of any financial statements pursuant to Section 8.01, notice of any material change in accounting policies or financial reporting practices by the Obligors;

(j)           notice of any labor controversy resulting in or threatening to result in any strike, work stoppage, boycott, shutdown or other material labor disruption against or involving an Obligor;

(k)          a material licensing agreement or arrangement entered into by Parent or any Subsidiary in connection with any infringement or alleged infringement of the Intellectual Property of another Person;

(l)           any other development that results in, or would reasonably be expected to result in, a Material Adverse Effect;

(m)         concurrently with the delivery of financial statements under Section 8.01(b), the creation or other acquisition of any Intellectual Property by Parent or any Subsidiary after the Closing Date and during such prior fiscal year which is registered or becomes registered or the

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

subject of an application for registration with the U.S. Copyright Office or the U.S. Patent and Trademark Office, as applicable, or with any other equivalent foreign Governmental Authority;

(n)          any change to any Obligor’s ownership of Deposit Accounts, Securities Accounts and Commodity Accounts, by delivering to Administrative Agent an updated Schedule 7 to the Security Agreement setting forth a complete and correct list of all such accounts as of the date of such change; or

(o)          such other information respecting the operations, properties, business or condition (financial or otherwise) of the Obligors (including with respect to the Collateral) as Administrative Agent may from time to time reasonably request.

Each notice delivered under this Section 8.02 shall be accompanied by a statement of a financial officer or other executive officer of Lead Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

Notwithstanding the foregoing, documents required to be delivered pursuant to the terms of clauses (d), (e), (g), (i) and (j) of this Section 8.02 (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date on which the Parent posts such documents, or provides a link thereto, on the Parent’s website on the internet at the Parent’s website address. For purposes of clarity, to the extent documents required to be delivered pursuant to the terms of clauses (d), (e), (g), (i) and (j) of this Section 8.02 are posted electronically in accordance with SEC requirements, any requirement for prompt delivery under this Section 8.02 shall be deemed satisfied.

8.03        Existence; Conduct of Business.  Such Obligor will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that the foregoing shall not prohibit any merger, amalgamation, consolidation, liquidation or dissolution permitted under Section 9.03.

8.04        Payment of Obligations.  Such Obligor will, and will cause each of its Subsidiaries to, pay and discharge its obligations, including (i) all Taxes, fees, assessments and governmental charges or levies imposed upon it or upon its properties or assets prior to the date on which penalties attach thereto, and all lawful claims for labor, materials and supplies which, if unpaid, might become a Lien upon any properties or assets of Parent or any Subsidiary; and (ii) all lawful claims which, if unpaid, would by law become a Lien upon its property not constituting a Permitted Lien; provided that such payment and discharge shall not be required with respect to any such Tax, fees assessments or governmental charges or levies or such claims, so long as the

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

validity or amount thereof are being contested in good faith by appropriate proceedings and are adequately reserved against in accordance with GAAP.

8.05        Insurance.  Such Obligor will maintain, and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations. Upon the request of Administrative Agent or the Majority Lenders, such Obligor shall furnish Administrative Agent from time to time with full information as to the insurance carried by it and, if so requested, copies of all such insurance policies.  Such Obligor also shall furnish to Administrative Agent from time to time upon the request of Administrative Agent or the Majority Lenders a certificate from such Obligor’s insurance broker or other insurance specialist stating that all premiums then due on the policies relating to insurance on the Collateral have been paid, and that such policies are in full force and effect.  Such Obligor shall use commercially reasonable efforts to ensure, or cause others to ensure, that all insurance policies required under this Section 8.05 shall provide that they shall not be terminated or cancelled nor shall any such policy be materially changed in a manner adverse to such Obligor without at least 30 days’ prior written notice to such Obligor and Administrative Agent.  Receipt of notice of termination or cancellation of any such insurance policies or reduction of coverages or amounts thereunder and, unless the Borrowers have delivered evidence that it has obtained replacement insurance that satisfies the requirements of this Section, shall entitle the Administrative Agent to renew any such policies, cause the coverages and amounts thereof to be maintained at levels required pursuant to the first sentence of this Section 8.05 or otherwise to obtain similar insurance in place of such policies, in each case at the expense of such Obligor (payable on demand). The amount of any such expenses shall accrue interest at the Default Rate if not paid on demand, and shall constitute “Obligations.”

8.06        Books and Records; Inspection Rights.

(a)          Such Obligor will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities.

(b)          Such Obligor will, and will cause each of its Subsidiaries to, permit any representatives designated by Administrative Agent and each VCOC Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, to inspect its facilities and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and intervals (but not more often than once a year unless an Event of Default has occurred and is continuing) as Administrative Agent or a VCOC Lender, as applicable, may request.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(c)          The Obligors shall pay all documented out-of-pocket costs of all such inspections.

(d)          If Administrative Agent’s or any VCOC Lender’s outside counsel determines in writing that other rights of consultation are necessary under applicable legal authorities promulgated after the Closing Date to preserve the qualification of Administrative Agent’s, the VCOC Lender’s or any Lender’s investment as a “venture capital investment” for purposes of ERISA, the Obligors will work in good faith to agree to an amendment to this Section 8.06 to reflect such other rights.

8.07        Compliance with Laws and Other Obligations.  Such Obligor will, and will cause each of its Subsidiaries to, (i) comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property (including Environmental Laws) and (ii) comply with all terms of Indebtedness and all other Material Agreements, except in each case where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

8.08        Maintenance of Properties, Etc.

(a)          Such Obligor shall, and shall cause each of its Subsidiaries to, maintain and preserve all of its properties necessary or useful in the proper conduct of its business in good working order and condition in accordance with the general practice of other Persons of similar character and size, ordinary wear and tear and damage from casualty or condemnation excepted.

(b)          [Reserved].

8.09        Licenses.  Such Obligor shall, and shall cause each of its Subsidiaries to, obtain and maintain all licenses, authorizations, consents, filings, exemptions, registrations and other Governmental Approvals necessary in connection with the execution, delivery and performance of the Loan Documents, the consummation of the Transactions or the operation and conduct of its business and ownership of its properties, except to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect.

8.10        Action under Environmental Laws.  Such Obligor shall, and shall cause each of its Subsidiaries to, upon becoming aware of the presence of any Hazardous Materials or the existence of any environmental liability under applicable Environmental Laws with respect to their respective businesses, operations or properties, take all actions, at their cost and expense, as shall be necessary or advisable to investigate and clean up the condition of their respective businesses, operations or properties, including all required removal, containment and remedial actions, and restore their respective businesses, operations or properties to a condition in compliance with applicable Environmental Laws, except to the extent failure to do so would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

8.11        Use of Proceeds.  The proceeds of the Loans will be used only as provided in Section 2.04.  No part of the proceeds of the Loans will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X.

8.12        Certain Obligations Respecting Subsidiaries; Further Assurances.

(a)          Subsidiary Guarantors.  Such Obligor will take such action, and will cause each of its Subsidiaries to take such action, from time to time as shall be necessary to ensure that all Subsidiaries (other than any Excluded Foreign Subsidiary not required to be a Subsidiary Guarantor or Borrower under Section 8.12(b)(i)), are either, at the discretion of the Administrative Agent, “Subsidiary Guarantors” or Borrowers hereunder; provided that if adding any such Subsidiary as a Borrower would provide a material tax benefit to Borrowers (as reasonably determined by the Parent or Lead Borrower) and would not be materially less advantageous to the rights or remedies of the Administrative Agent and the Lenders (as compared to such Subsidiary being a Subsidiary Guarantor) (as reasonably determined by the Administrative Agent), then such Subsidiary shall become a Borrower hereunder.  Without limiting the generality of the foregoing, in the event that Parent or any of its Subsidiaries shall form or acquire any new Subsidiary (other than any new Excluded Foreign Subsidiary not required to be a Subsidiary Guarantor or a Borrower under Section 8.12(b)(i)), such Obligor and its Subsidiaries will within thirty (30) days of such formation or acquisition:

(i)           cause such new Subsidiary to become a “Subsidiary Guarantor” or “Borrower” hereunder (as applicable), and a “Grantor” under the Security Agreement, pursuant to an Assumption Agreement;

(ii)          take such action or cause such Subsidiary to take such action (including delivering such shares of stock or share capital, as applicable, together with undated transfer powers executed in blank or the equivalent thereof in any other jurisdiction) as shall be necessary to create and perfect (to the extent required by the applicable Security Document) valid and enforceable Liens with the priority required by the applicable Security Document (subject to Permitted Priority Liens) on substantially all of the property of such new Subsidiary as collateral security for the obligations of such new Subsidiary hereunder;

(iii)         to the extent that the parent of such Subsidiary is not a party to the Security Agreement or has not otherwise pledged Equity Interests in its Subsidiaries in accordance with the terms of the Security Agreement and this Agreement, cause the parent of such Subsidiary to execute and deliver a pledge agreement in favor of the Secured Parties in respect of all outstanding issued shares of such Subsidiary; and

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(iv)         deliver such proof of corporate action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by each Obligor pursuant to Section 6.01 or as Administrative Agent or the Majority Lenders shall have requested.

(b)          Excluded Foreign Subsidiaries.

(i)           In the event that, at any time, Excluded Foreign Subsidiaries have, in the aggregate, (A) total revenues constituting 5% or more of the total revenues of Parent and its Subsidiaries on a consolidated basis, or (B) total assets constituting 5% or more of the total assets of Parent and its Subsidiaries on a consolidated basis, promptly (and, in any event, within 30 days after such time) Obligors shall cause one or more of such Excluded Foreign Subsidiaries to become Subsidiary Guarantors or Borrowers in the manner set forth in Section 8.12(a), such that, after such Subsidiaries become Subsidiary Guarantors or Borrowers, the Excluded Foreign Subsidiaries in the aggregate shall cease to have revenues or assets, as applicable, that meet the thresholds set forth in clauses (A) and (B) above; provided that no Excluded Foreign Subsidiary shall be required to become a Subsidiary Guarantor or Borrower if doing so would result in material adverse tax consequences for Parent and its Subsidiaries, taken as a whole.

(ii)          With respect to each First-Tier Foreign Subsidiary that is not a Subsidiary Guarantor or Borrower, such Obligor shall grant a security interest and Lien in 65% of each class of voting Equity Interest and 100% of all other Equity Interests in such First-Tier Foreign Subsidiaries in favor of the Secured Parties as Collateral for the Obligations. Without limiting the generality of the foregoing, in the event that any Obligor shall form or acquire any new Subsidiary that is a First-Tier Foreign Subsidiary, such Obligor will promptly and in any event within thirty (30) days of the formation or acquisition of such Subsidiary (or such longer time as consented to by Administrative Agent in writing) grant a security interest and Lien in 65% of each class of voting Equity Interests and 100% of all other Equity Interests of such Subsidiary in favor of the Secured Parties as Collateral for the Obligations (provided that in the case of a First-Tier Foreign Subsidiary that is a Subsidiary Guarantor or Borrower, such Obligor shall grant a security interest and Lien in 100% of the Equity Interests of such Subsidiary in favor of the Secured Parties as Collateral for the Obligations), including entering into any necessary local law security documents and delivery of certificated securities issued by such First-Tier Foreign Subsidiary as required by this Agreement or the Security Agreement.

(c)          Further Assurances.  Such Obligor will, and will cause each of its Subsidiaries to, take such action from time to time as shall reasonably be requested by Administrative Agent or the Majority Lenders to effectuate the purposes and objectives of this Agreement.

Without limiting the generality of the foregoing, each Obligor will, and will cause each Person that is required to be a Subsidiary Guarantor or Borrower to, take such action from time to time (including executing and delivering such assignments, security agreements, control

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

agreements, applications and other instruments prepared by the Administrative Agent or its counsel) as shall be reasonably requested by Administrative Agent or the Majority Lenders to create, in favor of the Secured Parties, perfected security interests and Liens  in substantially all of the property of such Obligor as collateral security for the Obligations; provided that any such security interest or Lien shall be subject to the relevant requirements of, and limitations set forth in, the Security Documents.

Notwithstanding any provision under this Agreement or other Loan Documents to the contrary, (i) the Obligors shall not be required to take any actions in any jurisdiction outside the United States to grant or perfect a security interest in any asset to the extent the Administrative Agent determines that the costs or burdens thereof are disproportionate to the practical benefit obtained by the Secured Parties by reference to the costs or burdens of creating or perfecting the lien versus the value of the assets being secured, (ii) no mortgage shall be required with respect to any real property having a fair market value of less than $1,000,000; (iii) unless an Event of Default has occurred and is continuing under Sections 11.01(a),  (b),  (d) (solely in respect of Sections 9 and 10), (h),  (i), (j),  (m),  (n), or (p), the Swedish Borrower shall not be required to take any actions in Sweden except as required pursuant to the Swedish Security Documents; (iv) Borrowers shall not be responsible for the reimbursement of legal and filing costs, duties, fees, expenses, stamp taxes, any other Taxes, and other amounts incurred or payable in respect of actions required to perfect the Liens on Intellectual Property in jurisdictions outside of the United States in excess of $15,000 in respect for each foreign jurisdiction, or $50,000 in the aggregate for all foreign jurisdictions; provided that the foregoing limitations shall not apply in respect of any such actions required as a result of the Permitted Restructuring; and (v) other than in respect of executing and delivering assignments, security agreements, control agreements, applications and other instruments prepared by the Administrative Agent or its counsel relating to Intellectual Property, no Subsidiary Guarantor or Borrower shall be obligated to take, or cause to be taken, any further steps to perfect any security interest or Lien granted in favor of the Secured Parties in the Intellectual Property (other than Material Intellectual Property) owned by the Obligors as of the Closing Date.

8.13        Termination of Non-Permitted Liens.  In the event that Parent or any of its Subsidiaries shall become aware or be notified by Administrative Agent or any Lender of the existence of any outstanding Lien against any Property of Parent or any of its Subsidiaries, which Lien is not a Permitted Lien, the applicable Obligor shall use its best efforts to promptly terminate or cause the termination of such Lien.

8.14        Intellectual Property.  In the event that the Obligors acquire Obligor Intellectual Property during the term of this Agreement, then the provisions of this Agreement shall automatically apply thereto and any such Obligor Intellectual Property shall automatically constitute part of the Collateral under the Security Documents, without further action by any party, in each case from and after the date of such acquisition (except that any representations or

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

warranties of any Obligor shall apply to any such Obligor Intellectual Property only from and after the date, if any, subsequent to such acquisition that such representations and warranties are brought down or made anew as provided herein).

8.15        [Reserved].

8.16        Post-Closing Items.

(a)          Lead Borrower shall cause to be delivered duly executed control agreements in favor of Administrative Agent for the benefit of the Secured Parties for all Deposit Accounts, Securities Accounts, and Commodity Accounts owned by the Obligors in the United States on or promptly after the Closing Date (or such later date as the Administrative Agent may agree in writing).

SECTION 9

NEGATIVE COVENANTS

Each Obligor covenants and agrees with Administrative Agent and the Lenders that, until the Commitments have expired or been terminated and all Obligations  have been paid in full indefeasibly in cash:

9.01        Indebtedness.  Such Obligor will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, whether directly or indirectly, except:

(a)          the Obligations;

(b)          Indebtedness existing on the Closing Date and set forth in Part II of Schedule 7.13(a) and Permitted Refinancings thereof; provided that, in each case, such Indebtedness is subordinated to the Obligations on terms satisfactory to the Majority Lenders;

(c)          Permitted Priority Debt;

(d)          accounts payable to trade creditors for goods and services and current operating liabilities (not the result of the borrowing of money) incurred in the ordinary course of Parent’s or such Subsidiary’s business in accordance with customary terms and paid within the specified time, unless contested in good faith by appropriate proceedings and reserved for in accordance with GAAP;

(e)          Indebtedness consisting of guarantees resulting from endorsement of negotiable instruments for collection by any Obligor in the ordinary course of business;

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(f)           Indebtedness of any Obligor to any other Obligor; provided that such Indebtedness is subordinated to the Obligations on terms reasonably acceptable to the Administrative Agent and the Swedish Borrower shall not incur any Indebtedness to another Obligor except pursuant to a Permitted Restructuring;

(g)          Indebtedness owed to Bank of America, N.A., any of its Affiliates or any other financial institution under a corporate credit card program between Borrowers and such lender not to exceed $250,000 at any time;

(h)          Indebtedness consisting of capitalized lease obligations and purchase money Indebtedness, in each case incurred by any Borrower or any of its Subsidiaries to finance the acquisition, repair, improvement or construction of fixed or capital assets of such person, provided that (i) the aggregate outstanding principal amount of all such Indebtedness does not exceed $125,000 at any time and (ii) the principal amount of such Indebtedness does not exceed the lower of the cost or fair market value of the property so acquired or built or of such repairs or improvements financed with such Indebtedness (each measured at the time of such acquisition, repair, improvement or construction is made);

(i)           Permitted Cure Debt;

(j)           Indebtedness approved in advance in writing by the Majority Lenders;

(k)          Indebtedness consisting of guaranties of performance by the Parent of the contractual obligations (other than any Indebtedness for borrowed money and any Indebtedness of a type described in clause (b) of the definition of Indebtedness) of any other Obligor in the ordinary course of business;

(l)           non-cash loans and other credit extensions made by any Obligor to the Swedish Borrower in respect of intercompany liabilities incurred by the Swedish Borrower in its ordinary course of business as permitted under Section 9.18.

9.02        Liens.  Such Obligor will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

(a)          Liens securing the Obligations;

(b)          any Lien on any property or asset of Parent or any of its Subsidiaries existing on the Closing Date and set forth in Part II of Schedule 7.13(b);  provided that (i) no such Lien shall extend to any other property or asset of Parent or any of its Subsidiaries and (ii) any such

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Lien shall secure only those obligations which it secures on the Closing Date and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

(c)          Liens described in the definition of “Permitted Priority Debt”;

(d)          Liens securing Indebtedness permitted under Section 9.01(h);  provided that such Liens are restricted solely to the fixed or capital assets, the acquisition, repair, improvement or construction of which is being financing under Section 9.01(h);

(e)          Liens imposed by law which were incurred in the ordinary course of business securing liabilities in the aggregate amount not to exceed $25,000, including (but not limited to) carriers’, warehousemen’s and mechanics’ liens and other similar liens arising in the ordinary course of business and which (x) do not in the aggregate materially detract from the value of the Property subject thereto or materially impair the use thereof in the operations of the business of such Person or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such liens and for which adequate reserves have been made if required in accordance with GAAP;

(f)           pledges or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance or other similar social security legislation;

(g)          Liens securing Taxes, assessments and other governmental charges, the payment of which is not yet due or is being contested in good faith by appropriate proceedings promptly initiated and diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made;

(h)          servitudes, easements, rights of way, restrictions and other similar encumbrances on real Property imposed by applicable Laws and encumbrances consisting of zoning or building restrictions, easements, licenses, restrictions on the use of property or minor imperfections in title thereto which, in the aggregate, are not material, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of any of the Obligors;

(i)           with respect to any real Property, (A) such defects or encroachments as might be revealed by an up-to-date survey of such real Property; (B) the reservations, limitations, provisos and conditions expressed in the original grant, deed or patent of such property by the original owner of such real Property pursuant to applicable Laws; and (C) rights of expropriation, access or user or any similar right conferred or reserved by or in applicable Laws, which, in the aggregate for (A), (B) and (C), are not material, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of any of the Obligors;

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(j)           Bankers liens, rights of setoff and similar Liens incurred on deposits made in the ordinary course of business

(k)          Liens securing Indebtedness permitted under Section 9.01(g); provided that such Liens only attach to cash collateral located in an account of a Borrower held at the lender of such Indebtedness in an amount not to exceed $250,000 at any one time; and

(l)           Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default;

provided that no Lien otherwise permitted under any of the foregoing Sections 9.02(b) through (l) shall apply to any Material Intellectual Property.

9.03        Fundamental Changes and Acquisitions.  Such Obligor will not, and will not permit any of its Subsidiaries to, (i) enter into any transaction of merger, amalgamation or consolidation (ii) liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or (iii) make any Acquisition or otherwise acquire any business or substantially all the property from, or capital stock or share capital, as applicable, of, or be a party to any acquisition of, any Person, except:

(a)          Investments permitted under Section 9.05(e);

(b)          the merger, amalgamation or consolidation of any Obligor with or into any other Obligor; provided that, in the case of a merger, amalgamation or consolidation with or into a Borrower, such Borrower shall be the surviving entity and in the case of a merger, amalgamation or consolidation with or into the Lead Borrower, the Lead Borrower shall be the surviving entity;

(c)          the sale, lease, transfer or other disposition by any Obligor (other than the Lead Borrower) of any or all of its property (upon voluntary liquidation or otherwise) to any other Obligor (other than the Swedish Borrower);

(d)          the sale, transfer or other disposition of the capital stock or share capital, as applicable, of any Obligor to any other Obligor (other than the Swedish Borrower);

(e)          (i) the Macrilen Acquisition, and (ii) Permitted Acquisitions for consideration in an amount not exceeding $10,000,000 in the aggregate; and

(f)           transactions among Obligors in connection with, and pursuant to, the Permitted Restructuring.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

9.04        Lines of Business.  Such Obligor will not, and will not permit any of its Subsidiaries to, engage to any material extent in any business other than the business engaged in on the Closing Date by Parent or any Subsidiary or a business reasonably related thereto.

9.05        Investments.  Such Obligor will not, and will not permit any of its Subsidiaries to, make, directly or indirectly, or permit to remain outstanding any Investments except:

(a)          Investments outstanding on the Closing Date and identified in Schedule 9.05;

(b)          operating deposit accounts with banks;

(c)          extensions of credit in the nature of accounts receivable or notes receivable arising from the sales of goods or services in the ordinary course of business;

(d)          Permitted Cash Equivalent Investments;

(e)          Investments by any Obligor in any Subsidiary Guarantor, other than the Swedish Borrower (for greater certainty, Parent shall not be permitted to have any direct or indirect Subsidiaries that are not wholly-owned Subsidiaries);

(f)           Hedging Agreements entered into in the ordinary course of Parent’s financial planning solely to hedge currency risks (and not for speculative purposes) and in an aggregate notional amount for all such Hedging Agreements not in excess of $100,000 (or the Equivalent Amount in other currencies);

(g)          Investments consisting of security deposits with utilities and other like Persons made in the ordinary course of business;

(h)          Investments consisting of (i) employee loans, travel advances and guarantees in accordance with a Borrower’s usual and customary practices with respect thereto (if permitted by applicable law) and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Parent pursuant to employee stock plans or agreements approved by Parent’s Board of Directors, which in the aggregate for clause (i) and (ii) shall not exceed $100,000 outstanding at any time (or the Equivalent Amount in other currencies);

(i)           Investments received in connection with any Insolvency Proceedings in respect of any customers, suppliers or clients and in settlement of delinquent obligations of, and other disputes with, customers, suppliers or clients;

(j)           non-cash Investments in joint ventures or strategic alliances in the ordinary course of such Obligor’s business consisting of the non-exclusive licensing of technology, the development of technology or the providing of technical support;

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(k)          Investments permitted under Section 9.03;

(l)           Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of any Obligor;

(m)         Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business;

(n)          Investments consisting of guaranties of performance by the Parent of the contractual obligations (other than any Indebtedness for borrowed money and any Indebtedness of a type described in clause (b) of the definition of Indebtedness) of any other Obligor in the ordinary course of business;

(o)          Investments in Obligors in connection with, and pursuant to, a Permitted Restructuring; and

(p)          Investments by any Obligor in the Swedish Borrower constituting non-cash loans and other credit extensions by such Obligor to the Swedish Borrower in respect of intercompany liabilities incurred by the Swedish Borrower in its ordinary course of business as permitted under Section 9.18.

9.06        Restricted Payments.  Such Obligor will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except:

(a)          Parent may declare and pay dividends with respect to its capital stock payable solely in additional ordinary shares;

(b)          any Obligor may pay dividends to any other Obligor (other than the Swedish Borrower); and

(c)          Restricted Payments to Obligors in connection with, and pursuant to, the Permitted Restructuring.

9.07        Payments of Indebtedness.  Such Obligor will not, and will not permit any of its Subsidiaries to, make any payments in respect of any Indebtedness other than (i) payments of the Obligations, (ii) scheduled payments of other Indebtedness permitted under the terms of any subordination to the Obligations, (iii) repayment of intercompany Indebtedness permitted in reliance upon Section 9.01(f), (iv) repayment of the Permitted Priority Debt, and (v) in connection with, or as a result of, the Permitted Restructuring.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

9.08        Change in Fiscal Year.  Such Obligor will not, and will not permit any of its Subsidiaries to, change the last day of its fiscal year from that in effect on the Closing Date, except to change the fiscal year of a Subsidiary acquired in connection with an Acquisition to conform its fiscal year to that of Parent.

9.09        Sales of Assets, Etc.  Such Obligor will not, and will not permit any of its Subsidiaries to, sell, lease, exclusively license (in terms of geography or field of use), transfer, or otherwise dispose of any of its Property (including accounts receivable, Intellectual Property and capital stock or share capital, as applicable, of Subsidiaries) to any Person in one transaction or series of transactions (any thereof, an “Asset Sale”), except:

(a)          transfers of cash in the ordinary course of its business for equivalent value;

(b)          sales of inventory in the ordinary course of its business on ordinary business terms;

(c)          development and other collaborative arrangements where such arrangements provide for the licenses or disclosure of Patents, Trademarks, Copyrights or other Intellectual Property rights in the ordinary course of business and consistent with general market practices where such license requires periodic payments based on per unit sales of a product over a period of time; provided that each such license does not effect a legal transfer of title to such Intellectual Property rights and that each such license must be a true license as opposed to a license that is a sales transaction in substance;

(d)          transfers of Property by any Subsidiary Guarantor to any other Obligor (other than the Swedish Borrower);

(e)          dispositions of any equipment that is obsolete or worn out or no longer used or useful in the Business;

(f)           any transaction permitted under Section 9.03 or 9.05;

(g)          any other Asset Sale the Asset Sale Net Proceeds of which are applied as required under Section 3.03(b)(i);

(h)          transfers of Property to any Obligor in connection with, and pursuant to, the Permitted Restructuring; and

(i)           the abandonment, cancellation and discontinuation of Intellectual Property of the Obligors, other than Material Intellectual Property, in the Obligors’ reasonable business judgment.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

9.10        Transactions with Affiliates.  Such Obligor will not, and will not permit any of its Subsidiaries to, sell, lease, license or otherwise transfer any assets to, or purchase, lease, license or otherwise acquire any assets from, or otherwise engage in any other transactions with, any of its Affiliates, except:

(a)         transactions between or among Obligors;

(b)          any transaction permitted under Section 9.01,  9.05,  9.06 or 9.09;

(c)          customary compensation and indemnification of, and other employment arrangements with, directors, officers and employees of Parent or any Subsidiary in the ordinary course of business,

(d)          Parent may issue Equity Interests to Affiliates in exchange for cash; provided that the terms thereof are no less favorable (including the amount of cash received by Parent) to Parent than those that would be obtained in a comparable arm’s-length transaction with a Person not an Affiliate of Parent;

(e)          the transactions set forth on Schedule 9.10; and

(f)           the Permitted Restructuring.

9.11        Restrictive Agreements.  Such Obligor will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any Restrictive Agreement other than (a) restrictions and conditions imposed by law or by this Agreement and (b) Restrictive Agreements listed on Schedule 7.15.

9.12        Amendments to Material Agreements; Organizational Documents.  Such Obligor will not, and will not permit any of its Subsidiaries to, enter into any amendment to or modification of any Material Agreement or terminate any Material Agreement (unless replaced with another agreement that, viewed as a whole, is on the same or better terms for Parent or such Subsidiary or except to the extent such amendment, modification or termination could not reasonably be expected to result in a Material Adverse Effect).  Such Obligor will not, and will not permit any of its Subsidiaries to, enter into any amendment to or modification of its organizational documents in a manner that could be materially adverse to the rights or remedies of Administrative Agent and the Lenders (other than amendments to effect the dissolution of the Swedish Borrower and/or the Cayman Borrower in connection with the Permitted Restructuring).

9.13        Operating Leases.  Parent will not, and will not permit any of its Subsidiaries to, make any expenditures in respect of operating leases, except for:

(a)          real estate operating leases;

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(b)          operating leases between Parent and any of its wholly-owned Subsidiaries or between any of Parent’s wholly-owned Subsidiaries; and

(c)          operating leases that would not cause Parent and its Subsidiaries, on a consolidated basis, to make payments exceeding $250,000 (or the Equivalent Amount in other currencies) in any fiscal year.

9.14        Sales and Leasebacks.  Except as disclosed on Schedule 9.14, such Obligor will not, and will not permit any of its Subsidiaries to, become liable, directly or indirectly, with respect to any lease, whether an operating lease or a Capital Lease Obligation, of any property (whether real, personal, or mixed), whether now owned or hereafter acquired, (i) which Parent or such Subsidiary has sold or transferred or is to sell or transfer to any other Person and (ii) which Parent or such Subsidiary intends to use for substantially the same purposes as property which has been or is to be sold or transferred.

9.15        Hazardous Material.  Such Obligor will not, and will not permit any of its Subsidiaries to, use, generate, manufacture, install, treat, release, store or dispose of any Hazardous Material, except in compliance with all applicable Environmental Laws or where the failure to comply could not reasonably be expected to result in a Material Adverse Change.9.16    Accounting Changes.  Such Obligor will not, and will not permit any of its Subsidiaries to, make any significant change in accounting treatment or reporting practices, except as required or permitted by GAAP.

9.17        Compliance with ERISA.  No Obligor or any ERISA Affiliate thereof shall cause or suffer to exist (a) any event that could result in the imposition of a Lien with respect to any Title IV Plan or Multiemployer Plan, (b) any other ERISA Event that would, in the aggregate, have a Material Adverse Effect, or (c) any event that could result in the imposition of a Lien with respect to any Benefit Plan.

9.18        Swedish Borrower.  The Swedish Borrower shall not incur any liabilities (other than the Obligations under the Loan Documents, intercompany liabilities to other Obligors, obligations incurred in respect of the development of Recorlev and the maintenance of its Intellectual Property and such immaterial liabilities as are incidental to its legal status) or hold any assets (other than Investments in its Subsidiaries, subordinated intercompany receivables, Intellectual Property and regulatory approvals; provided that with respect to any Investments acquired after the Closing Date, such Investments are pledged subject to documentation satisfactory to the Administrative Agent in its reasonable discretion); except for assets and liabilities of another Obligor are distributed or otherwise transferred to it pursuant to, and in accordance with, the Permitted Restructuring.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SECTION 10

FINANCIAL COVENANTS

10.01      Minimum Liquidity.  The Obligors shall maintain at all times Liquidity in an amount which shall exceed the greater of (i) $3,000,000 and (ii) to the extent Borrowers have incurred Permitted Priority Debt, the minimum cash balance, if any, required by Borrowers’ Permitted Priority Debt creditors.

10.02      Minimum Revenue.  The Obligors shall have annual Revenue from sales of the Products (for each respective calendar year, the “Minimum Required Revenue”):

(a)          during the twelve month period beginning on January 1, 2017, of at least $[****];

(b)          during the twelve month period beginning on January 1, 2018, of at least $[****];

(c)          during the twelve month period beginning on January 1, 2019, of at least $[****];

(d)          during the twelve month period beginning on January 1, 2020, of at least $[****];

(e)          during the twelve month period beginning on January 1, 2021, of at least $[****]; and

(f)           during the twelve month period beginning on January 1, 2022, of at least $[****].

10.03      Cure Right.

(a)          Notwithstanding anything to the contrary contained in Section 11, in the event that Borrowers fail to comply with the covenants contained in Section 10.02(a) through (f) (such covenants for such applicable periods being the “Specified Financial Covenants”), Parent shall have the right within 90 (ninety) days of the end of the respective calendar year:

(i)           to issue additional shares of Equity Interests in exchange for cash (the “Equity Cure Right”), or

(ii)          to borrow Permitted Cure Debt (the “Subordinated Debt Cure Right” and, collectively with the Equity Cure Right, the “Cure Right”),

in an amount equal to (x) two (2) multiplied by (y) the Minimum Required Revenue less annual Revenue from sales of the Product (the “Cure Amount”). The cash therefrom immediately shall be contributed as equity or subordinated debt (only as permitted pursuant to Section 9.01), as applicable, to Parent, and upon the receipt by Parent of the Cure Amount pursuant to the exercise of such Cure Right, such Cure Amount shall be deemed to constitute Revenue of Parent from

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

sales of the Product for purposes of the Specified Financial Covenants and the Specified Financial Covenants shall be recalculated for all purposes under the Loan Documents. If, after giving effect to the foregoing recalculation, Parent shall then be in compliance with the requirements of the Specified Financial Covenants, Parent shall be deemed to have satisfied the requirements of the Specified Financial Covenants as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach of the Specified Financial Covenants that had occurred, the related Default and Event of Default, shall be deemed cured without any further action of Parent or Lenders for all purposes under the Loan Documents.

(b)          Notwithstanding anything herein to the contrary the Cure Amount received by Parent from investors investing in or lending to Parent pursuant to Section 10.03(a) shall be used to immediately prepay the Loans, including any fees payable pursuant to the Amended Fee Letter and the applicable Prepayment Premium, credited in the order set forth in Sections 3.03(b)(i)(A)-(E).

SECTION 11

EVENTS OF DEFAULT

11.01      Events of Default.  Each of the following events shall constitute an “Event of Default”:

(a)          Borrowers shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

(b)          (i) any Obligor shall fail to pay any interest on any Loan or any fee due under the Loan Documents when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three (3) Business Days or (ii) any Obligor shall fail to pay any other Obligation (other than an amount referred to in Section 11.01(a) and 11.01(b)(i)) when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five (5) Business Days;

(c)          any representation or warranty made or deemed made by or on behalf of Parent or any of its Subsidiaries in or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, shall: (i) prove to have been incorrect when made or deemed made to the extent that such representation or warranty contains any materiality or Material Adverse Effect qualifier; or (ii) prove to have been incorrect in any material respect when made or deemed made to the extent that such

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

representation or warranty does not otherwise contain any materiality or Material Adverse Effect qualifier;

(d)          any Obligor shall fail to observe or perform any covenant, condition or agreement contained in Section 8.02,  8.03 (with respect to an Obligor’s existence), 8.11,  8.12,  8.14,  8.16,  9 or 10;

(e)          any Obligor shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in Section 11.01(a),  (b) or (d)) or any other Loan Document, and, in the case of any failure that is capable of cure, if such failure shall continue unremedied for a period of 25 or more days;

(f)           Parent or any of its Subsidiaries shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable after giving effect to any applicable grace or cure period as originally provided by the terms of such Indebtedness;

(g)          (i) any material breach of, or “event of default” or similar event by any Obligor under, any Material Agreement, (ii) any material breach of, or “event of default” or similar event under, the documentation governing any Material Indebtedness shall occur, or (iii) any event or condition occurs (A) that results in any Material Indebtedness becoming due prior to its scheduled maturity or (B) that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of such Material Indebtedness or any trustee or agent on its or their behalf to cause such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this Section 11.01(g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Material Indebtedness.

(h)          any Obligor:

(i)           becomes insolvent, or generally does not or becomes unable to pay its debts or meet its liabilities as the same become due, or admits in writing its inability to pay its debts generally, or declares any general moratorium on its indebtedness, or proposes a compromise or arrangement or deed of company arrangement between it and any class of its creditors;

(ii)          commits an act of bankruptcy or makes an assignment of its property for the general benefit of its creditors or makes a proposal (or files a notice of its intention to do so);

(iii)         institutes any proceeding seeking to adjudicate it an insolvent, or seeking liquidation, dissolution, winding-up, examinership, reorganization, compromise, arrangement, adjustment, protection, moratorium, relief, stay of proceedings of creditors generally (or any

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

class of creditors), or composition of it or its debts or any other relief, under any federal, provincial or foreign Law now or hereafter in effect relating to bankruptcy, winding-up, insolvency, examinership, reorganization, receivership, plans of arrangement or relief or protection of debtors or at common law or in equity, or files an answer admitting the material allegations of a petition filed against it in any such proceeding;

(iv)         applies for the appointment of, or the taking of possession by, a receiver, interim receiver, receiver/manager, examiner, sequestrator, conservator, custodian, administrator, trustee, liquidator, voluntary administrator, receiver and manager or other similar official for it or any substantial part of its property; or

(v)          takes any action, corporate or otherwise, to approve, effect, consent to or authorize any of the actions described in this Section 11.01(h) or (i), or otherwise acts in furtherance thereof or fails to act in a timely and appropriate manner in defense thereof;

(i)           any petition is filed, application made or other proceeding instituted against or in respect of Parent or any Subsidiary:

(i)           seeking to adjudicate it an insolvent;

(ii)          seeking a receiving order against it;

(iii)         seeking liquidation, dissolution, winding-up, examinership, reorganization, compromise, arrangement, adjustment, protection, moratorium, relief, stay of proceedings of creditors generally (or any class of creditors), deed of company arrangement or composition of it or its debts or any other relief under any federal, provincial or foreign law now or hereafter in effect relating to bankruptcy, winding-up, insolvency, examinership, reorganization, receivership, plans of arrangement or relief or protection of debtors or at common law or in equity; or

(iv)         seeking the entry of an order for relief or the appointment of, or the taking of possession by, a receiver, interim receiver, receiver/manager, sequestrator, conservator, custodian, administrator, trustee, liquidator, examiner, voluntary administrator, receiver and manager or other similar official for it or any substantial part of its property, and such petition, application or proceeding continues undismissed, or unstayed and in effect, for a period of sixty (60) days after the institution thereof;

provided that if an order, decree or judgment is granted or entered (whether or not entered or subject to appeal) against Parent or such Subsidiary thereunder in the interim, such grace period will cease to apply; provided further that if Parent or such Subsidiary files an answer admitting the material allegations of a petition filed against it in any such proceeding, such grace period will cease to apply;

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(j)           any other event occurs which, under the laws of any applicable jurisdiction, has an effect equivalent to any of the events referred to in either of Section 11.01(h) or (i);

(k)          one or more judgments or settlements for the payment of money in an aggregate amount in excess of $250,000 (or the Equivalent Amount in other currencies) shall be rendered against or entered into by any Obligor or any combination thereof and the same shall remain undischarged for a period of 45 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment or settlement creditor to attach or levy upon any assets of any Obligor to enforce any such judgment or settlement;

(l)           (i) an ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of Parent and its Subsidiaries in an aggregate amount exceeding (i) $250,000 in any year or (ii) $750,000 for all periods until repayment of all Obligations;

(m)         a Change of Control shall have occurred;

(n)          a Material Adverse Change shall have occurred;

(o)          (i) any Lien created by any of the Security Documents shall at any time not constitute a valid and perfected Lien on the applicable Collateral (in accordance with the terms of the Security Documents) in favor of the Secured Parties, free and clear of all other Liens (other than Permitted Liens), other than to the extent such Liens are released in accordance with Section 12.10,  Section 12.11 or Section 12.12 as result of, or in connection with, the Permitted Restructuring, (ii) except for expiration in accordance with its terms, any of the Security Documents or any Guarantee of any of the Obligations (including that contained in Section 14) shall for whatever reason cease to be in full force and effect, other than to the extent such Liens are released in accordance with Section 12.10, Section 12.11 or Section 12.12  as result of, or in connection with, the Permitted Restructuring, or (iii) any of the Security Documents, any Guarantee of any of the Obligations (including that contained in Section 14) or the joint and several obligations of the Borrowers as contemplated by Section 13, or the enforceability thereof, shall be repudiated or contested by any Obligor; and

(p)          any injunction, whether temporary or permanent, shall be rendered against any Obligor that prevents the Obligors from selling or manufacturing the Product or its commercially available successors, or any of their other material and commercially available products in the United States for more than sixty (60) consecutive calendar days.

11.02      Remedies.  (a)  Upon the occurrence of any Event of Default, then, and in every such event (other than an Event of Default described in Section 11.01(h),  (i) or (j)), and at any time thereafter during the continuance of such event, the Majority Lenders may, by notice to Lead

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other Obligations (including fees specified in the Amended Fee Letter), shall become due and payable immediately (in the case of the Loans, at the Redemption Price therefor), without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Obligor.

(a)          Upon the occurrence of any Event of Default described in Section 11.01(h),  (i) or (j), the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other Obligations, shall automatically become due and payable immediately (in the case of the Loans, at the Redemption Price therefor), without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Obligor.

(b)          Prepayment Premium and Redemption Price.  (i)  For the avoidance of doubt, the Prepayment Premium (as a component of the Redemption Price) and the fees specified in the Amended Fee Letter that are payable upon the repayment of the Loans shall be due and payable at any time the Loans become due and payable prior to the Stated Maturity Date for any reason, whether due to acceleration pursuant to the terms of this Agreement (in which case it shall be due immediately, upon the giving of notice to Lead Borrower in accordance with Section 11.02(a), or automatically, in accordance with Section 11.02(b)), by operation of law or otherwise (including where bankruptcy filings or the exercise of any bankruptcy right or power, whether in any plan of reorganization or otherwise, results or would result in a payment, discharge, modification or other treatment of the Loans or Loan Documents that would otherwise evade, avoid, or otherwise disappoint the expectations of Lenders in receiving the full benefit of their bargained-for Prepayment Premium or Redemption Price as provided herein).  The Obligors and Lenders acknowledge and agree that any Prepayment Premium and the fees specified in the Amended Fee Letter due and payable in accordance with this Agreement shall not constitute unmatured interest, whether under section 502(b)(3) of the Bankruptcy Code or otherwise, but instead is reasonably calculated to ensure that the Lenders receive the benefit of their bargain under the terms of this Agreement.  In the event that any portion of the Loans becomes due and payable prior to the Stated Maturity Date, whether as a result of acceleration or any other required prepayment event, the “Redemption Date” for purposes of calculating the Prepayment Premium will be the date of such acceleration or the date of occurrence of the event that triggered such obligation to prepay.

(ii)          Each Obligor acknowledges and agrees that the Lenders shall be entitled to recover the full amount of the Redemption Price and the fees specified in the Amended Fee

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Letter in each and every circumstance such amount is due pursuant to or in connection with this Agreement and the Amended Fee Letter, including in the case of any Obligor’s bankruptcy filing, so that the Lenders shall receive the benefit of their bargain hereunder and otherwise receive full recovery as agreed under every possible circumstance, and each Borrower hereby waives any defense to payment, whether such defense may be based in public policy, ambiguity, or otherwise.  Each Obligor further acknowledges and agrees, and waives any argument to the contrary, that payment of such amounts does not constitute a penalty or an otherwise unenforceable or invalid obligation. Any damages that the Lenders may suffer or incur resulting from or arising in connection with any breach hereof or thereof by any Borrower shall constitute secured obligations owing to the Lenders.

SECTION 12

ADMINISTRATIVE AGENT

12.01        Appointment and Duties.  (a)  Appointment of Administrative Agent.  Each Lender hereby irrevocably appoints CRG Servicing (together with any successor Administrative Agent pursuant to Section 12.09) as Administrative Agent hereunder and authorizes Administrative Agent to (i) execute and deliver the Loan Documents and accept delivery thereof on its behalf from any Obligor or any of its Subsidiaries, (ii) take such action on its behalf and to exercise all rights, powers and remedies and perform the duties as are expressly delegated to Administrative Agent under such Loan Documents, (iii) act as agent of such Lender for purposes of acquiring, holding, enforcing and perfecting all Liens granted by the Obligors on the Collateral to secure any of the Obligations and (iv) exercise such powers as are reasonably incidental thereto.

(a)         Duties as Collateral and Disbursing Agent.  Without limiting the generality of Section 12.01(a), Administrative Agent shall have the sole and exclusive right and authority (to the exclusion of the Lenders), and is hereby authorized, to (i) act as the disbursing and collecting agent for the Lenders with respect to all payments and collections arising in connection with the Loan Documents (including in any proceeding described in Section 11.01(h),  (i) or (j) or any other bankruptcy, insolvency or similar proceeding), and each Person making any payment in connection with any Loan Document to any Secured Party is hereby authorized to make such payment to Administrative Agent, (ii) file and prove claims and file other documents necessary or desirable to allow the claims of the Secured Parties with respect to any Obligation in any proceeding described in Section 11.01(h),  (i) or (j) or any other bankruptcy, insolvency or similar proceeding (but not to vote, consent or otherwise act on behalf of such Secured Party), (iii) act as collateral agent for each Secured Party for purposes of acquiring, holding, enforcing and perfecting all Liens created by the Loan Documents and all other purposes stated therein, (iv) manage, supervise and otherwise deal with the Collateral, (v) take such other action as is necessary or desirable to maintain the perfection and priority of the Liens created or purported to be created by the Loan Documents, (vi) except as may be otherwise specified in any Loan Document, exercise all remedies given to Administrative Agent and the other Secured Parties

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

with respect to the Collateral, whether under the Loan Documents, applicable Requirements of Law or otherwise, (vii) enter into subordination agreements with respect to Permitted Cure Debt, intercreditor agreements with respect to Permitted Priority Debt or any other subordination agreement or intercreditor agreement with respect to Indebtedness of an Obligor, (viii) enter into non-disturbance agreements and similar agreements and (ix) execute any amendment, consent or waiver under the Loan Documents on behalf of any Lender that has consented in writing to such amendment, consent or waiver; provided, however, that Administrative Agent hereby appoints, authorizes and directs each Lender to act as collateral sub-agent for Administrative Agent and the Secured Parties for purposes of the perfection of all Liens with respect to the Collateral, including any deposit account maintained by an Obligor with, and cash and Permitted Cash Equivalent Investments held by, such Lender, and may further authorize and direct any Lender to take further actions as collateral sub-agents for purposes of enforcing such Liens or otherwise to transfer the Collateral subject thereto to Administrative Agent, and each Lender hereby agrees to take such further actions to the extent, and only to the extent, so authorized and directed.

(b)          Limited Duties.  Under the Loan Documents, Administrative Agent (i) is acting solely on behalf of the Lenders (except to the limited extent provided in Section 12.12), with duties that are entirely administrative in nature, notwithstanding the use of the defined term “Administrative Agent”, the terms “agent”, “administrative agent” and “collateral agent” and similar terms in any Loan Document  to refer to Administrative Agent, which terms are used for title purposes only, (ii) is not assuming any obligation under any Loan Document other than as expressly set forth therein or any role as agent, fiduciary or trustee of or for any Lender or any other Secured Party and (iii) shall have no implied functions, responsibilities, duties, obligations or other liabilities under any Loan Document, and each Lender hereby waives and agrees not to assert any claim against Administrative Agent based on the roles, duties and legal relationships expressly disclaimed in the foregoing clauses (i) through (iii).

12.02      Binding Effect.  Each Lender agrees that (i) any action taken by Administrative Agent or the Majority Lenders (or, if expressly required hereby, a greater proportion of the Lenders) in accordance with the provisions of the Loan Documents, (ii) any action taken by Administrative Agent in reliance upon the instructions of the Majority Lenders (or, where so required, such greater proportion) and (iii) the exercise by Administrative Agent or the Majority Lenders (or, where so required, such greater proportion) of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Secured Parties.

12.03      Use of Discretion.  (a)  No Action without Instructions.  Administrative Agent shall not be required to exercise any discretion or take, or to omit to take, any action, including with respect to enforcement or collection, except any action it is required to take or omit to take (i) under any Loan Document or (ii) pursuant to instructions from the Majority Lenders (or, where expressly required by the terms of this Agreement, a greater proportion of the Lenders).

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(b)       Right Not to Follow Certain Instructions.  Notwithstanding Section 12.03(a), Administrative Agent shall not be required to take, or to omit to take, any action (i) unless, upon demand, Administrative Agent receives an indemnification satisfactory to it from the Lenders (or, to the extent applicable and acceptable to Administrative Agent, any other Secured Party) against all liabilities that, by reason of such action or omission, may be imposed on, incurred by or asserted against Administrative Agent or any Related Person thereof or (ii) that is, in the opinion of Administrative Agent or its counsel, contrary to any Loan Document or applicable Requirement of Law.

12.04      Delegation of Rights and Duties.  Administrative Agent may, upon any term or condition it specifies, delegate or exercise any of its rights, powers and remedies under, and delegate or perform any of its duties or any other action with respect to, any Loan Document by or through or to any trustee, co-agent, sub-agent, employee, attorney-in-fact and any other Person (including any other Secured Party).  Any such Person shall benefit from this Section 12 to the extent provided by Administrative Agent.  Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agent except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agent.

12.05      Reliance and Liability.

(a)  Administrative Agent may, without incurring any liability hereunder, (i) consult with any of its Related Persons and, whether or not selected by it, any other advisors, accountants and other experts (including advisors to, and accountants and experts engaged by, any Obligor) and (ii) rely and act upon any document and information and any telephone message or conversation, in each case believed by it to be genuine and transmitted, signed or otherwise authenticated by the appropriate parties. (b)  None of Administrative Agent and its Related Persons shall be liable for any action taken or omitted to be taken by any of them under or in connection with any Loan Document, and each Lender and each Obligor hereby waives and shall not assert any right, claim or cause of action based thereon, except to the extent of liabilities resulting primarily from the gross negligence or willful misconduct of Administrative Agent or, as the case may be, such Related Person (each as determined in a final, non-appealable judgment by a court of competent jurisdiction) in connection with the duties expressly set forth herein.  Without limiting the foregoing, Administrative Agent:

(i)           shall not be responsible or otherwise incur liability for any action or omission taken in reliance upon the instructions of the Majority Lenders or for the actions or omissions of any of its Related Persons selected with reasonable care (other than employees, officers and directors of Administrative Agent, when acting on behalf of Administrative Agent);

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(ii)          shall not be responsible to any Secured Party for the due execution, legality, validity, enforceability, effectiveness, genuineness, sufficiency or value of, or the attachment, perfection or priority of any Lien created or purported to be created under or in connection with, any Loan Document;

(iii)         makes no warranty or representation, and shall not be responsible, to any Secured Party for any statement, document, information, representation or warranty made or furnished by or on behalf of any Related Person, in or in connection with any Loan Document or any transaction contemplated therein, whether or not transmitted by Administrative Agent, including as to completeness, accuracy, scope or adequacy thereof, or for the scope, nature or results of any due diligence performed by Administrative Agent in connection with the Loan Documents; and

(iv)         shall not have any duty to ascertain or to inquire as to the performance or observance of any provision of any Loan Document, whether any condition set forth in any Loan Document is satisfied or waived, as to the financial condition of any Obligor or as to the existence or continuation or possible occurrence or continuation of any Default or Event of Default and shall not be deemed to have notice or knowledge of such occurrence or continuation unless it has received a notice from any Borrower or any Lender describing such Default or Event of Default clearly labeled “notice of default” (in which case Administrative Agent shall promptly give notice of such receipt to all Lenders);

and, for each of the items set forth in clauses (i) through (iv) above, each Lender and each Obligor hereby waives and agrees not to assert any right, claim or cause of action it might have against Administrative Agent based thereon.

12.06      Administrative Agent Individually.  Administrative Agent and its Affiliates may make loans and other extensions of credit to, acquire Equity Interests of, engage in any kind of business with, any Obligor or Affiliate thereof as though it were not acting Administrative Agent and may receive separate fees and other payments therefor.  To the extent Administrative Agent or any of its Affiliates makes any Loan or otherwise becomes a Lender hereunder, it shall have and may exercise the same rights and powers hereunder and shall be subject to the same obligations and liabilities as any other Lender and the terms “Lender”, “Majority Lender”, and any similar terms shall, except where otherwise expressly provided in any Loan Document, include Administrative Agent or such Affiliate, as the case may be, in its individual capacity as Lender or as one of the Majority Lenders, respectively.

12.07      Lender Credit Decision.  Each Lender acknowledges that it shall, independently and without reliance upon Administrative Agent, any Lender or any of their Related Persons or upon any document solely or in part because such document was transmitted by Administrative Agent or any of its Related Persons, conduct its own independent investigation of the financial

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

condition and affairs of each Obligor and make and continue to make its own credit decisions in connection with entering into, and taking or not taking any action under, any Loan Document or with respect to any transaction contemplated in any Loan Document, in each case based on such documents and information as it shall deem appropriate.

12.08      Expenses; Indemnities.

(a)  Each Lender agrees to reimburse Administrative Agent and each of its Related Persons (to the extent not reimbursed by any Obligor) promptly, upon demand for such Lender’s Proportionate Share of any costs and expenses (including fees, charges and disbursements of financial, legal and other advisors and Other Taxes paid in the name of, or on behalf of, any Obligor) that may be incurred by Administrative Agent or any of its Related Persons in connection with the preparation, syndication, execution, delivery, administration, modification, consent, waiver or enforcement (whether through negotiations, through any work-out, bankruptcy, restructuring or other legal or other proceeding or otherwise) of, or legal advice in respect of its rights or responsibilities under, any Loan Document.

(b)          Each Lender further agrees to indemnify Administrative Agent and each of its Related Persons (to the extent not reimbursed by any Obligor), from and against such Lender’s aggregate Proportionate Share of the liabilities (including Taxes, interests and penalties imposed for not properly withholding or backup withholding on payments made to on or for the account of any Lender) that may be imposed on, incurred by or asserted against Administrative Agent or any of its Related Persons in any matter relating to or arising out of, in connection with or as a result of any Loan Document, any Related Document or any other act, event or transaction related, contemplated in or attendant to any such document, or, in each case, any action taken or omitted to be taken by Administrative Agent or any of its Related Persons under or with respect to any of the foregoing; provided, however, that no Lender shall be liable to Administrative Agent or any of its Related Persons to the extent such liability is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Administrative Agent’s or such Related Person’s gross negligence or willful misconduct.

12.09      Resignation of Administrative Agent.  (a)  Administrative Agent may resign at any time by delivering notice of such resignation to the Lenders and Lead Borrower, effective on the date set forth in such notice or, if not such date is set forth therein, upon the date such notice shall be effective.  If Administrative Agent delivers any such notice, the Majority Lenders shall have the right to appoint a successor Administrative Agent.  If, within 30 days after the retiring Administrative Agent having given notice of resignation, no successor Administrative Agent has been appointed by the Majority Lenders that has accepted such appointment, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent from among the Lenders.  Each appointment under this Section 12.09(a) shall be subject to the prior consent of Lead Borrower, which may not be unreasonably withheld but shall not be required during the continuance of an Event of Default.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(b)          Effective immediately upon its resignation, (i) the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents, (ii) the Lenders shall assume and perform all of the duties of Administrative Agent until a successor Administrative Agent shall have accepted a valid appointment hereunder, (iii) the retiring Administrative Agent and its Related Persons shall no longer have the benefit of any provision of any Loan Document other than with respect to any actions taken or omitted to be taken while such retiring Administrative Agent was, or because such Administrative Agent had been, validly acting as Administrative Agent under the Loan Documents and (iv) subject to its rights under Section 12.03, the retiring Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as Administrative Agent under the Loan Documents.  Effective immediately upon its acceptance of a valid appointment as Administrative Agent, a successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Administrative Agent under the Loan Documents.

12.10      Release of Collateral or Guarantors.  Each Lender hereby consents to the release and hereby directs Administrative Agent to release (or, in the case of Section 12.10(b)(ii), release or subordinate) the following:

(a)          any Subsidiary of Parent from its guaranty of any Obligation of any Obligor if all of the Equity Interests in such Subsidiary owned by any Obligor or any of its Subsidiaries are disposed of in an Asset Sale permitted under the Loan Documents (including pursuant to a waiver or consent), to the extent that, after giving effect to such Asset Sale, such Subsidiary would not be required to guaranty any Obligations pursuant to Section 8.12;

(b)          subject to Section 12.11, any Lien held by Administrative Agent for the benefit of the Secured Parties against (i) any Collateral that is disposed of by an Obligor in an Asset Sale permitted by the Loan Documents (including pursuant to a valid waiver or consent), to the extent all Liens required to be granted in such Collateral pursuant to Section 8.12 after giving effect to such Asset Sale have been granted, (ii) any property subject to a Lien described in Section 9.02(d) and (iii) all of the Collateral and all Obligors, upon (A) termination of the Commitments, (B) payment and satisfaction in full of all Loans and all other Obligations that Administrative Agent has been notified in writing are then due and payable, (C) deposit of cash collateral with respect to all contingent Obligations, in amounts and on terms and conditions and with parties satisfactory to the Majority Lenders and each Indemnitee that is owed such Obligations and (D) to the extent requested by Administrative Agent, receipt by the Secured Parties of liability releases from the Obligors each in form and substance acceptable to Administrative Agent;

(c)          any Subsidiary of Parent to the extent it is being liquidated, dissolved or merged into another Obligor, or any Lien on any of the Collateral (including any capital stock or share capital of any Subsidiary) to the extent necessary to transfer such Collateral to another Obligor,

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

in each case in connection with, and subject to the requirements set forth in the definition of, the Permitted Restructuring; provided that, with respect to the Swedish Borrower, such release is subject to Section 12.11;

Each Lender hereby directs Administrative Agent, and Administrative Agent hereby agrees, upon receipt of reasonable advance notice from Lead Borrower, to execute and deliver or file such documents and to perform other actions reasonably necessary to release the guaranties and Liens when and as directed in this Section 12.10.

12.11      Release of Swedish LiensNotwithstanding any other provisions in this Agreement or in any of the other Loan Documents, the release of any perfected Lien (or Lien which purports to be or is required to be perfected) under any Swedish Security Document shall always be subject to the prior written consent of the Administrative Agent (such consent to be given on a case by case basis and at the sole discretion of the Administrative Agent) other than following the discharge in full of all Loans and all other Obligations. Each Secured Party irrevocably authorizes the Administrative Agent to release such Lien without notification or further reference to the Secured Parties.12.12   Automatic Releases of Obligors and Liens (other than Swedish Liens). Except as otherwise provided in Section 12.11, solely in respect of any Lien granted under any Swedish Security Document, the Lenders and the Administrative Agent, each hereby acknowledges and agrees that any releases of Obligors and terminations of Liens pursuant to Section 12.11(c) shall occur automatically, without any further action by the Obligors or the Secured Parties subject to the following conditions:

(a)          In the case of any release of an Obligor upon the liquidation, dissolution or merger with and into another Obligor, at the time of such liquidation, dissolution and merger such other or successor Obligor shall remain an Obligor and shall assume and succeed to the Obligations of the liquidated, dissolved or merged Obligor;

(b)          In the case of any transfer of Collateral to another Obligor, (i) the release of the particular Lien on the Collateral is necessary to transfer such Collateral to such other Obligor and (ii) immediately upon such transfer, such Collateral shall become subject to a first priority perfected (subject to the last paragraph of Section 8.12(c)) Lien granted to the Administrative Agent for the benefit of the Secured Parties by the transferee Obligor (provided that this clause (ii) shall not apply to any transfer to the Swedish Borrower in compliance with the proviso to clause (4) in the definition of Permitted Restructuring).

Except as otherwise provided in Section 12.11, solely in respect of any Lien granted under any Swedish Security Document, the Secured Parties hereby agree to execute and deliver, at the expense of the Obligors, all Uniform Commercial Code termination statements, certificates

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

for terminating the liens on the Motor Vehicles and such other documentation as shall be reasonably requested by any Obligor to effect the termination and release of the Liens on the Collateral described in the preceding sentence.

SECTION 13

MISCELLANEOUS

13.01      No Waiver.  No failure on the part of Administrative Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

13.02      Notices.  All notices, requests, instructions, directions and other communications provided for herein (including any modifications of, or waivers, requests or consents under, this Agreement) shall be given or made in writing (including by telecopy and e-mail) delivered, if to any Borrower, another Obligor, Administrative Agent or any Lender, to its address specified on the signature pages hereto or its Assumption Agreement, as the case may be, or at such other address as shall be designated by such party in a notice to the other parties.  Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given upon receipt of a legible copy thereof, in each case given or addressed as aforesaid.  All such communications provided for herein by telecopy shall be confirmed in writing promptly after the delivery of such communication (it being understood that non-receipt of written confirmation of such communication shall not invalidate such communication).  Unless the Administrative Agent otherwise prescribes, notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement).

13.03      Expenses, Indemnification, Etc.

(a)          Expenses.  Each Borrower agrees to pay or reimburse (i) Administrative Agent and the Lenders for all of their reasonable out of pocket costs and expenses (including the reasonable fees and expenses of Cooley LLP, special counsel to Administrative Agent and the Lenders, and any sales, goods and services or other similar Taxes applicable thereto, and printing, reproduction, document delivery and travel costs) in connection with (x) the negotiation, preparation, execution and delivery of this Agreement and the other Loan Documents and the making of the Loans (exclusive of post-closing costs), (y) post-closing costs and (z) the negotiation or preparation of any modification, supplement or waiver of any of the terms of this Agreement or any of the other Loan Documents (whether or not consummated) and

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(ii) Administrative Agent and the Lenders for all of their out of pocket costs and expenses (including the fees and expenses of legal counsel) in connection with any enforcement or collection proceedings resulting from the occurrence of an Event of Default; provided, however, that Borrowers shall not be required to pay or reimburse any amounts pursuant to Section 13.03(a)(i)(x) in excess of the Expense Cap.

(b)          Indemnification.  Each Borrower hereby indemnifies Administrative Agent, each Lender, their respective Affiliates, and their respective directors, officers, employees, attorneys, agents, advisors and controlling parties (each, an “Indemnified Party”) from and against, and agrees to hold them harmless against, any and all Claims and Losses of any kind (including reasonable fees and disbursements of counsel), joint or several, that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or relating to this Agreement or any of the other Loan Documents or the transactions contemplated hereby or thereby or any use made or proposed to be made with the proceeds of the Loans, and any claim, investigation, litigation or proceeding or the preparation of any defense with respect thereto arising out of or in connection with or relating to any of the foregoing, whether or not any Indemnified Party is a party to an actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based in contract, tort or any other theory, and whether or not such investigation, litigation or proceeding is brought by Borrower, any of its shareholders or creditors, and whether or not the conditions precedent set forth in Section 6 are satisfied or the other transactions contemplated by this Agreement are consummated, except to the extent such Claim or Loss is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct.  No Obligor shall assert any claim against any Indemnified Party, on any theory of liability, for consequential, indirect, special or punitive damages arising out of or otherwise relating to this Agreement or any of the other Loan Documents or any of the transactions contemplated hereby or thereby or the actual or proposed use of the proceeds of the Loans.  Parent, its Subsidiaries and Affiliates and their respective directors, officers, employees, attorneys, agents, advisors and controlling parties are each sometimes referred to in this Agreement as a “Borrower Party.”  No Lender shall assert any claim against any Borrower Party, on any theory of liability, for consequential, indirect, special or punitive damages arising out of or otherwise relating to this Agreement or any of the other Loan Documents or any of the transactions contemplated hereby or thereby or the actual or proposed use of the proceeds of the Loans.

13.04      Amendments, Etc.  Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be modified or supplemented only by an instrument in writing signed by each Borrower and the Majority Lenders (or Administrative Agent on behalf of such Majority Lenders); provided however, that:

(a)          the consent of all of the Lenders shall be required to:

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(i)           amend, modify, discharge, terminate or waive any of the terms of this Agreement if such amendment, modification, discharge, termination or waiver would increase the amount of the Loans, reduce the fees payable hereunder, reduce interest rates or other amounts payable with respect to the Loans, extend any date fixed for payment of principal, interest or other amounts payable relating to the Loans or extend the repayment dates of the Loans;

(ii)          amend the provisions of Section 6;

(iii)         amend, modify, discharge, terminate or waive any Security Document if the effect is to release a material part of the Collateral subject thereto other than pursuant to the terms hereof or thereof (including without limitation the Permitted Restructuring); or

(iv)         amend this Section 13.04 (including without limitation the Permitted Restructuring); and

(b)          no amendment, waiver or consent shall affect the rights or duties under any Loan Document of, or any payment to, Administrative Agent (or otherwise modify any provision of Section 12 or the application thereof) unless in writing and signed by Administrative Agent in addition to any signature otherwise required.

Notwithstanding anything to the contrary herein, (a) any amendments, modifications and waivers to the definition of Permitted Restructuring and/or  the provisions of the Loan Documents relating thereto shall only be subject to the consent of the Administrative Agent; and (b) a Defaulting Lender shall not have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender.

13.05      Successors and Assigns.

(a)          General.  The provisions of this Agreement and the other Loan Documents shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Borrower may assign or otherwise transfer any of its rights or obligations hereunder or under any of the other Loan Documents without the prior written consent of the Lenders.  Any of the Lenders may assign or otherwise transfer any of their rights or obligations hereunder or under any of the other Loan Documents to an assignee (i) in

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

accordance with the provisions of Section 13.05(b), (ii) by way of participation in accordance with the provisions of Section 13.05(e) or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 13.05(g).  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 13.05(e) and, to the extent expressly contemplated hereby, the Indemnified Parties) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)          Assignments by Lenders.  Any of the Lenders may at any time assign to one or more Eligible Transferees (or, if an Event of Default has occurred and is continuing, to any Person (other than a natural Person)) all or a portion of their rights and obligations under this Agreement (including all or a portion of the Commitment and the Loans at the time owing to it); provided, however, that no such assignment shall be made to any Borrower, an Affiliate of any Borrower, or any employees or directors of any Borrower at any time.  Subject to the recording thereof by Administrative Agent pursuant to Section 13.05(d), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of the Lenders under this Agreement and the other Loan Documents, and correspondingly the assigning Lender shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of a Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) and the other Loan Documents but shall continue to be entitled to the benefits of Section 5 and Section 13.03.  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 13.05(b) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 13.05(e).

(c)          Amendments to Loan Documents.  Each of Administrative Agent, the Lenders and the Obligors agrees to enter into such amendments to the Loan Documents, and such additional Security Documents and other instruments and agreements, in each case in form and substance reasonably acceptable to Administrative Agent, the Lenders and the Obligors, as shall reasonably be necessary to implement and give effect to any assignment made under this Section 13.05.

(d)          Register.  Administrative Agent, acting solely for this purpose as an agent of each Borrower, shall maintain at one of its offices a register for the recordation of the name and address of any assignee of the Lenders and the Commitment and outstanding principal amount of the Loans owing thereto (the “Register”).  The entries in the Register shall be conclusive, absent manifest error, and each Borrower shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as the “Lender” hereunder for all purposes of this Agreement,

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

notwithstanding notice to the contrary.  The Register shall be available for inspection by any Borrower, at any reasonable time and from time to time upon reasonable prior notice.

(e)          Participations.  Any of the Lenders may at any time, without the consent of, or notice to, any Borrower, sell participations to any Person (other than a natural person or any Borrower or any of a Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of the Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) each Borrower shall continue to deal solely and directly with the Lenders in connection therewith.

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any  provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that would (i) increase or extend the term of such Lender’s Commitment, (ii) extend the date fixed for the payment of principal of or interest on the Loans or any portion of any fee hereunder payable to the Participant, (iii) reduce the amount of any such payment of principal, or (iv) reduce the rate at which interest is payable thereon to a level below the rate at which the Participant is entitled to receive such interest.  Subject to Section 13.05(f), each Borrower agrees that each Participant shall be entitled to the benefits of Section 5 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 13.05(b).  To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 4.04(a) as though it were the Lender.

(f)           Limitations on Rights of Participants.  A Participant shall not be entitled to receive any greater payment under Section 5.01 or 5.03 than a Lender would have been entitled to receive with respect to the participation sold to such Participant.  Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of each Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitment, loan, letter of credit or other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letters of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations.  The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

contrary.  For the avoidance of doubt, Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(g)          Certain Pledges.  The Lenders may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement and any other Loan Document to secure obligations of the Lenders, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release the Lenders from any of their obligations hereunder or substitute any such pledgee or assignee for the Lenders as a party hereto.

13.06      Survival.  The obligations of the Obligors under Sections 5.01,  5.02,  5.03,  13.03,  13.05,  13.09,  13.10,  13.11,  13.12,  13.13,  13.14,  13.20 and Section 14 (solely to the extent guaranteeing any of the obligations under the foregoing Sections) shall survive the repayment of the Obligations and the termination of the Commitment and, in the case of the Lenders’ assignment of any interest in the Commitment or the Loans hereunder, shall survive, in the case of any event or circumstance that occurred prior to the effective date of such assignment, the making of such assignment, notwithstanding that the Lenders may cease to be  “Lenders” hereunder. In addition, each representation and warranty made, or deemed to be made by a Notice of Borrowing, herein or pursuant hereto shall survive the making of such representation and warranty.

13.07      Captions.  The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.13.08 Counterparts.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

13.09      Governing Law.  This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply.

13.10      Jurisdiction, Service of Process and Venue.

(a)          Submission to Jurisdiction.  Each Obligor agrees that any suit, action or proceeding with respect to this Agreement or any other Loan Document to which it is a party or any judgment entered by any court in respect thereof may be brought initially in the federal or state courts in Houston, Texas or in the courts of its own corporate domicile and irrevocably submits to the non-exclusive jurisdiction of each such court for the purpose of any such suit,

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

action, proceeding or judgment.  This Section 13.10(a) is for the benefit of Administrative Agent and the Lenders only and, as a result, neither Administrative Agent nor any Lender shall be prevented from taking proceedings in any other courts with jurisdiction.  To the extent allowed by applicable Laws, Administrative Agent and the Lenders may take concurrent proceedings in any number of jurisdictions.

(b)          Alternative Process.  Nothing herein shall in any way be deemed to limit the ability of Administrative Agent or the Lenders to serve any such process or summonses in any other manner permitted by applicable law.

(c)          Waiver of Venue, Etc.  Each Obligor irrevocably waives to the fullest extent permitted by law any objection that it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document and hereby further irrevocably waives to the fullest extent permitted by law any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  A final judgment (in respect of which time for all appeals has elapsed) in any such suit, action or proceeding shall be conclusive and may be enforced in any court to the jurisdiction of which such Obligor is or may be subject, by suit upon judgment.

13.11      Waiver of Jury Trial.  EACH OBLIGOR, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

13.12      Waiver of Immunity.  To the extent that any Obligor may be or become entitled to claim for itself or its Property or revenues any immunity on the ground of sovereignty or the like from suit, court jurisdiction, attachment prior to judgment, attachment in aid of execution of a judgment or execution of a judgment, and to the extent that in any such jurisdiction there may be attributed such an immunity (whether or not claimed), such Obligor hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity with respect to its obligations under this Agreement and the other Loan Documents.

13.13      Entire Agreement.  This Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  EACH OBLIGOR ACKNOWLEDGES, REPRESENTS AND WARRANTS THAT IN DECIDING TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS OR IN TAKING OR NOT TAKING ANY ACTION HEREUNDER OR THEREUNDER, IT HAS NOT RELIED, AND WILL NOT RELY, ON ANY STATEMENT,

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

REPRESENTATION, WARRANTY, COVENANT, AGREEMENT OR UNDERSTANDING, WHETHER WRITTEN OR ORAL, OF OR WITH ADMINISTRATIVE AGENT OR THE LENDERS OTHER THAN THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

13.14      Severability.  If any provision hereof is found by a court to be invalid or unenforceable, to the fullest extent permitted by applicable law the parties agree that such invalidity or unenforceability shall not impair the validity or enforceability of any other provision hereof.

13.15      No Fiduciary Relationship.  Each Obligor acknowledges that Administrative Agent and the Lenders have no fiduciary relationship with, or fiduciary duty to, any Borrower arising out of or in connection with this Agreement or the other Loan Documents, and the relationship between the Lenders and the Borrowers is solely that of creditor and debtor.  This Agreement and the other Loan Documents do not create a joint venture among the parties.

13.16      Confidentiality.   Each of Administrative Agent and the Lenders agree to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Related Persons (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and shall undertake in writing or shall otherwise be obligated to keep such Information confidential); (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Persons (including any self-regulatory authority, such as the National Association of Insurance Commissioners); (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process; (d) to any other party hereto; (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder; (f) subject to a binding agreement containing provisions substantially the same as those of this Section 13.16, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement or (ii) any actual or prospective party (or its Related Persons) to any swap, derivative or other transaction under which payments are to be made by reference to a Borrower and its obligations, this Agreement or payments hereunder; (g) on a confidential basis to (i) any rating agency in connection with rating any Borrower or its Subsidiaries or the Loans or (ii) the CUSIP Global Services or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Loans; (h) with the consent of the Lead Borrower; or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section 13.16, or (y) becomes available to Administrative Agent, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than Borrowers if such source was not, to the knowledge of Administrative Agent or such Lender or their respective Affiliates, as applicable, prohibited from disclosing such Information by a legal, contractual or fiduciary obligation. In addition, Administrative Agent and the Lenders may disclose the existence of this

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Agreement and the material terms thereof to market data collectors, similar service providers to the lending industry and service providers to Administrative Agent and the Lenders in connection with the administration of this Agreement, the other Loan Documents and the Commitments.

For purposes of this Section, “Information” means all information furnished by Parent or any of its Subsidiaries relating to Parent or any of its Subsidiaries or any of their respective businesses, other than any such information that is available to Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by Parent or any of its Subsidiaries; provided that the source was not, to the knowledge of the Administrative Agent or such Lender, prohibited from disclosing such Information by a legal, contractual or fiduciary obligation. Any Person required to maintain the confidentiality of Information as provided in this Section 13.16 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

13.17      USA PATRIOT Act.  Administrative Agent and the Lenders hereby notify the Obligors that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”) or any Anti-Money Laundering Laws, they are required to obtain, verify and record information that identifies such Obligor, which information includes the name and address of such Obligor and other information that will allow such Lender to identify such Obligor in accordance with the Act or other Anti-Money Laundering Laws.

13.18      Maximum Rate of Interest.  Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (in each case, the “Maximum Rate”).  If the Lenders shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans, and not to the payment of interest, or, if the excessive interest exceeds such unpaid principal, the amount exceeding the unpaid balance shall be refunded to the applicable Obligor.  In determining whether the interest contracted for, charged, or received by the Lenders exceeds the Maximum Rate, the Lenders may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Indebtedness and other obligations of any Obligor hereunder, or (d) allocate interest between portions of such Indebtedness and other obligations under the Loan Documents to the end that no such portion shall bear interest at a rate greater than that permitted by applicable Law.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

13.19      Certain Waivers.

(a)          [Reserved].

(b)          Waiver of Marshaling.  WITHOUT LIMITING THE FOREGOING IN ANY WAY, EACH OBLIGOR HEREBY IRREVOCABLY WAIVES AND RELEASES, TO THE EXTENT PERMITTED BY LAW, ANY AND ALL RIGHTS IT MAY HAVE AT ANY TIME (WHETHER ARISING DIRECTLY OR INDIRECTLY, BY OPERATION OF LAW, CONTRACT OR OTHERWISE) TO REQUIRE THE MARSHALING OF ANY ASSETS OF ANY OBLIGOR, WHICH RIGHT OF MARSHALING MIGHT OTHERWISE ARISE FROM ANY PAYMENTS MADE OR OBLIGATIONS PERFORMED.

13.20      Tax Treatment.  The parties hereto agree (a) that any contingency associated with the Loans is described in Treasury Regulations Section 1.1272-1(c) and/or Treasury Regulations Section 1.1275-2(h), and therefore no Loan is governed by the rules set out in Treasury Regulations Section 1.1275-4, (b) except for a Lender described in Sections 871(h)(3) or 881(c)(3) of the Code, absent a Change in a Requirement of Law, all interest on the Loans is “portfolio interest” within the meaning of Sections 871(h) or 881(c) of the Code, and therefore is exempt from withholding tax under Sections 1441(c)(9) or 1442(a) of the Code, and (c) to adhere to this Section 13.20 for federal income and any other applicable tax purposes and not to take any action or file any Tax Return, report or declaration inconsistent herewith.

13.21      Original Issue Discount.  For purposes of Sections 1272, 1273 and 1275 of the Code, each Loan is being issued with original issue discount; please contact Brian Davis, Chief Financial Officer, 900 Northbrook Drive, Suite 200, Trevose, PA, telephone: 484-254-6865 to obtain information regarding the issue price, the amount of original issue discount and the yield to maturity.

13.22      Co-Borrower Provisions.

(a)          Borrower Agent.  Each Borrower appoints Lead Borrower its agent for purposes of the giving and receiving of any notice, and the agreement to any consent or waiver under this Agreement (Lead Borrower, in such capacity, “Borrower Agent”). Any notice required by this Agreement to be delivered to any Borrower shall be deemed to have been delivered to such Borrower upon delivery of such notice to Borrower Agent, and receipt of any notice by Borrower Agent shall constitute receipt of such notice by each Borrower. Any notice or consent to be delivered hereunder by any Borrower shall be deemed to have been delivered by such Borrower upon delivery thereof by Borrower Agent.

(b)          Joint and Several Nature of the Obligations; Obligations Unconditional.  All Loans and other extensions of credit hereunder shall be deemed to have been made to all Borrowers.  The obligations of Borrowers under the Loan Documents (other than the Warrant)

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

are absolute and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of any other Obligor under this Agreement or any other Loan Document or agreement or instrument referred to herein, or any substitution, release or exchange of any other guarantee of or security for any of the Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.  The liability of each Borrower hereunder is irrevocable, continuing, absolute and unconditional.

(c)          Co-Borrower Waivers.(i) Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not discharge, alter, impair or otherwise affect the liability of Borrowers hereunder, which shall remain absolute and unconditional as described above, and each Borrower hereby irrevocably waives any defenses to enforcement it may have (now or in the future) by reason of:

(A)         any change in the time, including the time for any performance or compliance with, place or manner of payment of, or in any other term of, the Obligations or any other obligation of any other Obligor under any Loan Document, or any rescission, waiver, amendment or other modification of any Loan Document or any other agreement, including any increase in the Obligations resulting from any extension of additional credit or otherwise;

(B)         any of the acts mentioned in any of the provisions of this Agreement or any other agreement or instrument referred to herein shall be done or omitted;

(C)         the maturity of any of the Obligations shall be accelerated, or any of the Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement or any other agreement or instrument referred to herein  shall be waived or any other guarantee of any of the Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;

(D)         any taking, exchange, substitution, release, impairment or non-perfection of any Collateral, any taking, release, impairment, amendment, waiver or other modification of any guaranty, for the Obligations or any lien or security interest granted to, or in favor of, the Secured Parties as security for any of the Obligations shall fail to be perfected; and

(E)          the failure of any other Person to execute or deliver this Agreement, any Loan Document or any other guaranty or agreement or the release or reduction of liability of any Obligor or other guarantor or surety with respect to the Obligations.

(ii)          Borrowers hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that any Secured Party exhaust

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

any right, power or remedy against any Borrower, or proceed against any Borrower, or select one action or election of remedy, under this Agreement or any other agreement or instrument referred to herein, or against any other Person under any other guarantee of, or security for, any of the Obligations.

(d)          Subrogation.  Borrowers hereby jointly and severally agree that until the payment and satisfaction in full of all Obligations and the expiration and termination of the Commitments under this Agreement, they shall not exercise any right or remedy to seek contribution, indemnification or any other form of reimbursement from any other Obligor or any other Person, whether by subrogation or otherwise, for any payment made or security provided in respect of the Obligations.  Any agreement providing for contribution, indemnification or any other form of reimbursement prohibited under this Section 13.22(d) shall be null and void.  If any payment is made to any Obligor or any of its Subsidiaries in contravention of this Section 13.22(d)), such Obligor or such Subsidiary shall hold such payment in trust for the Lenders and Administrative Agent and such payment shall be promptly, and in any event within five (5) Business Days, delivered to Administrative Agent for application to the Obligations, whether matured or unmatured.

SECTION 14

GUARANTEE

14.01      The Guarantee.  The Subsidiary Guarantors hereby jointly and severally guarantee to the Secured Parties and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Loans and all fees and other amounts from time to time owing to the Secured Parties by any Borrower under this Agreement or under any other Loan Document (other than the Warrant) and by any other Obligor under any of the Loan Documents (other than the Warrant), in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the “Guaranteed Obligations”).  The Subsidiary Guarantors hereby further jointly and severally agree that if any Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Subsidiary Guarantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

14.02       Obligations Unconditional; Subsidiary Guarantor Waivers.  The obligations of the Subsidiary Guarantors under Section 14.01 are absolute and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of any Borrower under this Agreement or any other agreement or instrument referred to herein, or any substitution, release or exchange of any other guarantee of or security for any of the

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.  The liability of each Subsidiary Guarantor is irrevocable, continuing, absolute and unconditional.  Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not discharge, alter, impair or otherwise affect the liability of the Subsidiary Guarantors hereunder, which shall remain absolute and unconditional as described above, and each Subsidiary Guarantor hereby irrevocably waives any defenses to enforcement it may have (now or in the future) by reason of:

(a)          any change in the time, including the time for any performance or compliance with, place or manner of payment of, or in any other term of, the Guaranteed Obligations or any other obligation of any Obligor under any Loan Document, or any rescission, waiver, amendment or other modification of any Loan Document or any other agreement, including any increase in the Guaranteed Obligations resulting from any extension of additional credit or otherwise;;

(b)          any of the acts mentioned in any of the provisions of this Agreement or any other agreement or instrument referred to herein shall be done or omitted;

(c)          the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement or any other agreement or instrument referred to herein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;

(d)          any taking, exchange, substitution, release, impairment or non-perfection of any Collateral, any taking, release, impairment, amendment, waiver or other modification of any guaranty, for the Guaranteed Obligations or any lien or security interest granted to, or in favor of, the Secured Parties as security for any of the Guaranteed Obligations shall fail to be perfected; and

(e)          the failure of any other Person to execute or deliver this Agreement, any Loan Document or any other guaranty or agreement or the release or reduction of liability of any Obligor or other guarantor or surety with respect to the Guaranteed Obligations.

The Subsidiary Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that any Secured Party exhaust any right, power or remedy or proceed against any Borrower under this Agreement or any other agreement or instrument referred to herein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

14.03      Reinstatement.  The obligations of the Subsidiary Guarantors under this Section 14 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Borrower in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Subsidiary Guarantors jointly and severally agree that they will indemnify the Secured Parties on demand for all reasonable costs and expenses (including fees of counsel) incurred by the Lenders in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

14.04      Subrogation.  The Subsidiary Guarantors hereby jointly and severally agree that until the payment and satisfaction in full of all Guaranteed Obligations and the expiration and termination of the Commitments under this Agreement, they shall not exercise any right or remedy arising by reason of any performance by them of their guarantee in Section 14.01, whether by subrogation or otherwise, against any Borrower or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

14.05      Remedies.  The Subsidiary Guarantors jointly and severally agree that, as between the Subsidiary Guarantors and the Secured Parties, the obligations of Borrowers under this Agreement and under the other Loan Documents may be declared to be forthwith due and payable as provided in Section 11 (and shall be deemed to have become automatically due and payable in the circumstances provided in Section 11) for purposes of Section 14.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against Borrowers and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by a Borrower) shall forthwith become due and payable by the Subsidiary Guarantors for purposes of Section 14.01.

14.06      Instrument for the Payment of Money.  Each Subsidiary Guarantor hereby acknowledges that the guarantee in this Section 14 constitutes an instrument for the payment of money, and consents and agrees that the Secured Parties, at their sole option, in the event of a dispute by such Subsidiary Guarantor in the payment of any moneys due hereunder, shall have the right to proceed by motion for summary judgment in lieu of complaint pursuant to N.Y. Civ. Prac. L&R § 3213.

14.07      Continuing Guarantee.  The guarantee in this Section 14 is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

14.08      Rights of Contribution.  The Subsidiary Guarantors hereby agree, as between themselves, that if any Subsidiary Guarantor shall become an Excess Funding Guarantor (as

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

defined below) by reason of the payment by such Subsidiary Guarantor of any Guaranteed Obligations, each other Subsidiary Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the next sentence), pay to such Excess Funding Guarantor an amount equal to such Subsidiary Guarantor’s Pro rata Share (as defined below and determined, for this purpose, without reference to the properties, debts and liabilities of such Excess Funding Guarantor) of the Excess Payment (as defined below) in respect of such Guaranteed Obligations.  The payment obligation of a Subsidiary Guarantor to any Excess Funding Guarantor under this Section 14.08 shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Subsidiary Guarantor under the other provisions of this Section 14 and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations.For purposes of this Section 14.08, (i) “Excess Funding Guarantor” means, in respect of any Guaranteed Obligations, a Subsidiary Guarantor that has paid an amount in excess of its Pro rata Share of such Guaranteed Obligations, (ii) “Excess Payment” means, in respect of any Guaranteed Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro rata Share of such Guaranteed Obligations and (iii) “Pro Rata Share” means, for any Subsidiary Guarantor, the ratio (expressed as a percentage) of (x) the amount by which the aggregate present fair saleable value of all properties of such Subsidiary Guarantor (excluding any shares of stock or share capital, as applicable, of any other Subsidiary Guarantor) exceeds the amount of all the debts and liabilities of such Subsidiary Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Subsidiary Guarantor hereunder and any obligations of any other Subsidiary Guarantor that have been Guaranteed by such Subsidiary Guarantor) to (y) the amount by which the aggregate fair saleable value of all properties of all of the Subsidiary Guarantors exceeds the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of each Borrower and the Subsidiary Guarantors hereunder and under the other Loan Documents) of all of the Subsidiary Guarantors, determined (A) with respect to any Subsidiary Guarantor that is a party hereto on the first Borrowing Date, as of such Borrowing Date, and (B) with respect to any other Subsidiary Guarantor, as of the date such Subsidiary Guarantor becomes a Subsidiary Guarantor hereunder.

14.09      General Limitation on Guaranteed Obligations.  In any action or proceeding involving any provincial, territorial or state corporate law, or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Subsidiary Guarantor under Section 14.01 (and/or any Borrower under Section 13.22 to the extent such co-borrowership would be deemed to constitute a guarantee by any Borrower under the laws of its jurisdiction of incorporation) would otherwise, taking into account the provisions of Section 14.08, be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 14.01 (and/or Section 13.22, as applicable), then, notwithstanding any other provision hereof to the

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

contrary, the amount of such liability shall, without any further action by such Subsidiary Guarantor (or, in relation to Section 13.22, Borrower), any Secured Party or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding..

14.10      Irish Companies Act Limitation on Guaranteed Obligations.  The guarantee in Section 14.01 does not apply to any liability to the extent that it would result in such guarantee constituting unlawful financial assistance within the meaning of Section 82 of the Irish Companies Act.

SECTION 15

INTERCOMPANY SUBORDINATION AGREEMENT

15.01      Subordination of Intercompany Obligations.

(a)          Each Obligor agrees that all Subordinated Intercompany Indebtedness shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to all Obligations of the Obligors under this Agreement (and other indebtedness and obligations in connection with any renewal, refunding, restructuring or refinancing thereof, including interest thereon accruing after the commencement of any proceedings referred to in clause (b) below, whether or not such interest is an allowed claim in such proceeding, being hereinafter collectively referred to in this Section 15.01 as “Senior Indebtedness”).  For purposes hereof, “Subordinated Intercompany Indebtedness” shall mean all obligations, liabilities and Indebtedness of an Obligor owed to another Obligor, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, including without limitation, principal, premium (if any), interest, fees, charges, expenses, costs, professional fees and expenses and reimbursement obligations.

(b)          In the event of any insolvency or bankruptcy proceedings, and any receivership, examinership, liquidation, reorganization or other similar proceedings in connection therewith, relative to any Obligor or to its creditors, as such, or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of such Obligor, whether or not involving insolvency or bankruptcy (other than in connection with, or pursuant to, the Permitted Restructuring), then (x) the holders of Senior Indebtedness shall be paid in full in cash in respect of all amounts constituting Senior Indebtedness before any other Obligor is entitled to receive (whether directly or indirectly), or make any demands for, any payment on account of any Subordinated Intercompany Indebtedness and (y) until the holders of Senior Indebtedness are paid in full in cash in respect of all amounts constituting Senior Indebtedness, any payment or distribution to which such Obligor would otherwise be entitled (other than debt securities of such Obligor that are subordinated, to at least the same extent as this Section 15.01, to the

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

payment of all Senior Indebtedness then outstanding (such securities being hereinafter referred to in this Section 15.01 as “Restructured Debt Securities”)) shall be made to the holders of Senior Indebtedness.

(c)          Upon the occurrence and during the continuation of an Event of Default, each Obligor agrees it shall not make, and shall not be entitled to receive, any payment or distribution of any kind or character with respect to the Subordinated Intercompany Indebtedness except as expressly permitted under this Section 15.01.

(d)          If any payment or distribution of any character by any Obligor, whether in cash, securities or other property (other than Restructured Debt Securities), in respect of any Subordinated Intercompany Indebtedness shall (despite these subordination provisions) be received by any such Obligor in violation of clause (a) or (b) before all Senior Indebtedness shall have been paid in full in cash, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to the Administrative Agent, as applicable, on behalf of the holders of Obligations, to the extent necessary to pay all Senior Indebtedness in full in cash.

(e)          To the fullest extent permitted by law, no present or future holder of Senior Indebtedness shall be prejudiced in its right to enforce the subordination of this Section 15.01 by any act or failure to act on the part of any such Obligor or by any act or failure to act on the part of such holder or any trustee or agent for such holder.

(f)           This Section 15.01 is intended to constitute and shall be deemed to constitute a “subordination agreement” within the meaning of Section 510(a) of the Bankruptcy Code and is intended and shall be interpreted to be enforceable against the Obligors to the maximum extent permitted pursuant to applicable non-bankruptcy law.  All references to any Obligor shall include such Obligor as debtor and debtor-in-possession and any receiver or trustee for such Obligor in connection with any case under the Bankruptcy Code or in connection with any Insolvency Proceeding.

(g)          Nothing contained in this Section 15.01 is intended to or will impair, as between the Obligors, the obligations of any Obligor, which are absolute and unconditional, to pay to such other Obligor the principal of and interest on the intercompany Indebtedness as and when due and payable in accordance with its terms, or is intended to or will affect the relative rights of such payee and other creditors of such payor other than the holders of Senior Indebtedness.

[Signature Pages Follow]

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

BORROWERS:

STRONGBRIDGE U.S. INC.

By
	Name:	Stephen J. Long
	Title:	Chief Legal Officer

Address for Notices:
900 Northbrook Drive
Suite 200
Trevose, PA 19053
Attn:	Chief Legal Officer
Tel.:	610-254-9225
Fax:	215-355-7389
Email:	s.long@strongbridgebio.com

STRONGBRIDGE BIOPHARMA PLC

By
	Name:	A. Brian Davis
	Title:	Chief Financial Officer

Address for Notices:
900 Northbrook Drive
Suite 200
Trevose, PA 19053
Attn:	Chief Legal Officer
Tel.:	610-254-9225
Fax:	215-355-7389
Email:	s.long@strongbridgebio.com

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

CORTENDO AB (PUBL)

By
	Name:	Stephen J. Long
	Title:	Authorized Signatory

Address for Notices:
900 Northbrook Drive
Suite 200
Trevose, PA 19053
Attn:	Chief Legal Officer
Tel.:	610-254-9225
Fax:	215-355-7389
Email:	s.long@strongbridgebio.com

CORTENDO CAYMAN LTD.

By
	Name:	A. Brian Davis
	Title:	Director

Address for Notices:
900 Northbrook Drive
Suite 200
Trevose, PA 19053
Attn:	Chief Legal Officer
Tel.:	610-254-9225
Fax:	215-355-7389
Email:	s.long@strongbridgebio.com

STRONGBRIDGE IRELAND LIMITED

By
	Name:	Stephen J. Long
	Title:	Secretary

Address for Notices:
900 Northbrook Drive
Suite 200
Trevose, PA 19053

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Attn:	Chief Legal Officer
Tel.:	610-254-9225
Fax:	215-355-7389
Email:	s.long@strongbridgebio.com

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

ADMINISTRATIVE AGENT:

CRG SERVICING LLC

By
Name:
Title:

Address for Notices:
1000 Main Street, Suite 2500
Houston, TX 77002
Attn:	Portfolio Reporting
Tel.:	713.209.7350
Fax:	713.209.7351
Email:	notices@crglp.com

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

LENDERS:

CRG PARTNERS III L.P.
By CRG PARTNERS III GP L.P., its General Partner
By	CRG PARTNERS III GP LLC, its General Partner

By
Name:
Title:

Address for Notices:
1000 Main Street, Suite 2500
Houston, TX 77002
Attn:	Portfolio Reporting
Tel.:	713.209.7350
Fax:	713.209.7351
Email:	notices@crglp.com

CRG PARTNERS III – PARALLEL FUND “A” L.P.
By CRG PARTNERS III – PARALLEL FUND “A” GP L.P., its General Partner
By	CRG PARTNERS III – PARALLEL FUND “A” GP LLC, its General Partner

By
Name:
Title:

Address for Notices:
1000 Main Street, Suite 2500
Houston, TX 77002
Attn:	Portfolio Reporting
Tel.:	713.209.7350
Fax:	713.209.7351
Email:	notices@crglp.com

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

CRG PARTNERS III (CAYMAN) LEV AIV I L.P.

By CRG PARTNERS III (CAYMAN) GP L.P., its General Partner
By CRG PARTNERS III (CAYMAN) GP LLC, its General Partner

By
	Name:	Nathan Hukill
	Title:	Authorized Signatory

Witness:

Name:

Address for Notices:
1000 Main Street, Suite 2500
Houston, TX 77002
Attn:	Portfolio Reporting
Tel.:	713.209.7350
Fax:	713.209.7351
Email:	notices@crglp.com

CRG PARTNERS III (CAYMAN) UNLEV AIV I L.P.

By CRG PARTNERS III (CAYMAN) GP L.P., its General Partner
By CRG PARTNERS III (CAYMAN) GP LLC, its General Partner

By
	Name:	Nathan Hukill
	Title:	Authorized Signatory

Witness:

Name:

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Address for Notices:
1000 Main Street, Suite 2500
Houston, TX 77002
Attn:	Portfolio Reporting
Tel.:	713.209.7350
Fax:	713.209.7351
Email:	notices@crglp.com

CRG PARTNERS III - PARALLEL FUND “B” (CAYMAN) L.P.
By CRG PARTNERS III (CAYMAN) GP L.P., its General Partner
By CRG PARTNERS III (CAYMAN) GP LLC, its General Partner

By
Name:
Title:

Witness:

Name:

Address for Notices:
1000 Main Street, Suite 2500
Houston, TX 77002
Attn:	Portfolio Reporting
Tel.:	713.209.7350
Fax:	713.209.7351
Email:	notices@crglp.com

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

VCOC LENDER:

CRG PARTNERS III L.P.
By CRG PARTNERS III GP L.P., its General Partner
By CRG PARTNERS III GP LLC, its General Partner

By
Name:
Title:

Address for Notices:
1000 Main Street, Suite 2500
Houston, TX 77002
Attn:	Portfolio Reporting
Tel.:	713.209.7350
Fax:	713.209.7351
Email:	notices@crglp.com

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Schedule 1
to Term Loan Agreement

COMMITMENTS

Lender	Commitment	Proportionate Share
CRG Partners III – Parallel Fund “A” L.P.	$8,300,000.00	8.30%
CRG Partners III L.P.	$16,700,000.00	16.70%
CRG Partners III (Cayman) Lev AIV I L.P.	$30,230,000.00	30.23%
CRG Partners III (Cayman) Unlev AIV I L.P.	$5,270,000.00	5.27%
CRG Partners III – Parallel Fund “B” (Cayman) L.P.	$39,500,000.00	39.50%
TOTAL	$100,000,000	100%

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Schedule 6.01
to Term Loan Agreement

FOREIGN SECURITY DOCUMENTS

1.            Swedish share pledge agreement entered into by Strongbridge Biopharma plc with respect to the shares of Cortendo AB (publ)

2.            Swedish IP Pledge Agreement entered into by Cortendo AB (publ)

3.            Irish Debenture entered into by Strongbridge Biopharma plc

4.            Cayman Share Charge entered into by Cortendo AB (publ) with respect to the shares of Cortendo Cayman Ltd.

5.            Cayman Fixed and Floating Charge entered into by Cortendo Cayman Ltd.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Schedule 7.05(b)(i)
to Term Loan Agreement

CERTAIN INTELLECTUAL PROPERTY

[See attached.]

SCHEDULE 7.05(b)(i)‐ Intellectual Property

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

COR‐003

Title / Owner / Inventor	Country/Number
Methods And Compositions For Treating Diabetes, Metabolic Syndrome And Other Conditions Cortendo AB Per Märin

Australia - 2006204334

Canada - 2594433

China - 101141964

Hong Kong - 1118449

Indonesia - 32847

Israel - 184459

Japan - 5358095 South Korea -

1013879100000

Mexico - 294589

New Zealand - 560481

Norway 339007

Singapore - 133978

South Africa - 2007/06020

Europe - 1853266

*countries designated (AT,

BE, BG, CH, CY, CZ, DE,

DK, EE, ES, FI, FR, GB, GR,

HU, IE, IT, LT, LU, LV, NL,

PL, PT, RO, SE, SL, SK, TR)

US 15/088,539

Ketoconazole Enantiomer in Humans Cortendo AB Timothy Andrew Stewart	US 9,198,906 New Zealand – 576569
Methods And Compositions For The Treatment Of Cushing’s Syndrome Using 2S,4R Ketoconazole Cortendo AB Theodore Richard Koziol (titration)	15/468,217
Ketoconazole Enantiomer in Humans Cortendo AB Timothy Andrew Stewart (combination)	US 14/944,258 (continuation application filed on January 9, 2018 under US 15/865,631)
Pharmaceutical Compositions And Methods Of Treating Hormone-Refractory Cancers Fred Cohen	US 62/461,289 (Prov)

SCHEDULE 7.05(b)(i)‐ Intellectual Property

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

COR‐005

Title / Owner / Inventor	Country/Number

Conformationally Constrained

Backbone Cyclized Somatostatin

Analogs

Cortendo AB

Vered Hornik Gary Gellerman

Michel M Afargan

*The patents in Europe, are in the process of being assigned from Aspireo to Cortendo AB

US 7,060,679 Canada 2335488 Israel 139956 New Zealand 508956 South Africa 2000/7496 Europe 1085896 *countries designated (DE, ES, FR, IT, GB)
Pharmaceutical Compositions Of Water Soluble Peptides With Poor Solubility In Isotonic Conditions And Methods For Their Use Strongbridge Biopharma PLC Michel Afargan	PCT/IB17/00194 US 15/487,731

SCHEDULE 7.05(b)(i)‐ Intellectual Property

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

NEXT GENERATION

Title / Owner / Inventor	Country/Number
Novel Functionalized 4- (Phenoxymethyl(-1,3-Dioxolane Analogs Exhibiting Cytochrome P450 Inhibition And Their Method Of Use Cortendo AB Wayne Childers Magid A. Abou-Gharbia Benjamin Eric Blass	CA 2898574
Novel Cytochrome P450 Inhibitors And Their Method Of Use Cortendo AB Benjamin Eric Blass Magid A. Abou-Gharbia Wayne Childers Pravin Iyer Joshodeep Boruwa	US 15/021,532

SCHEDULE 7.05(b)(i)‐ Intellectual Property

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

TRADEMARKS

Mark / Owner	Country/Number
NORMOCORT Cortendo AB	Europe - CTM 010869048
STRONGBRIDGE BIOPHARMA Cortendo AB	WO 1279854 US 86/701,398 Australia 1279854 China 1279854 Europe - CTM 1279854 Israel 1279854 India 1279854 Japan 1279854 Mexico 1279854 Turkey 1279854 Brazil 910544115 Canada 1741329
CORYNTHIA Cortendo AB	WO 1284986 US 86/758,862 Australia 1284986 China 1284986 Europe - CTM 1284986 Israel 1284986 India 1284986 Japan 1284986 Turkey 1284986 Brazil 910758875 Canada 1746437
RECORLEV Cortendo AB	WO 1297646 US 86/865,505 Canada 1761974 Brazil 911007903 Australia 1297646 China 1297646 Europe - CTM 1297646 Israel 1297646 India 1297646 Japan 1297646

SCHEDULE 7.05(b)(i)‐ Intellectual Property

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Mexico 1297646 Turkey 1297646
KEVEYIS Taro Pharmaceuticals	US 5,034,655

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Schedule 7.05(b)(ii)
to Term Loan Agreement

INTELLECTUAL PROPERTY EXCEPTIONS

None.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Schedule 7.05(c)
to Term Loan Agreement

MATERIAL INTELLECTUAL PROPERTY

[See attached.]

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SCHEDULE 7.05(c)‐ Material Intellectual Property

Patents and Patent Applications

COR‐003

Title / Owner / Inventor	Country/Number
Methods And Compositions For Treating Diabetes, Metabolic Syndrome And Other Conditions Cortendo AB Per Märin	Canada - 2594433 Europe - 1853266 *countries designated (DE, ES, FR, GB, IT) US 15/088,539
Ketoconazole Enantiomer in Humans Cortendo AB Timothy Andrew Stewart	US 9,198,906

COR‐005

Title / Owner / Inventor	Country/Number
Pharmaceutical Compositions Of Water Soluble Peptides With Poor Solubility In Isotonic Conditions And Methods For Their Use Strongbridge Biopharma PLC Michel Afargan	PCT/IB17/00194 US 15/487,731

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SCHEDULE 7.05(c)‐ Material Intellectual Property

Trademarks and Trademark Applications

Mark / Owner	Country/Number
STRONGBRIDGE BIOPHARMA Cortendo AB	US 86/701,398 Europe - CTM 1279854 Canada 1741329
RECORLEV Cortendo AB	US 86/865,505 Canada 1761974 Europe - CTM 1297646
KEVEYIS Taro Pharmaceuticals	US 5,034,655

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Schedule 7.06
to Term Loan Agreement

CERTAIN LITIGATION

None.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Schedule 7.12
to Term Loan Agreement

INFORMATION REGARDING SUBSIDIARIES

Subsidiary	Jurisdiction of Organization	Direct Equity Holder	Percentage of Subsidiary held by Direct Equity Holder
Cortendo AB (publ)	Sweden	Strongbridge Biopharma plc	100%
Strongbridge U.S. Inc.	Delaware	Cortendo AB (publ)	100%
Cortendo Cayman Ltd.	Cayman Islands	Cortendo AB (publ)	100%
Strongbridge Ireland Limited	Ireland	Strongbridge Biopharma plc	100%

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Schedule 7.13(a)
to Term Loan Agreement

EXISTING INDEBTEDNESS OF BORROWER AND ITS SUBSIDIARIES

Part I

None.

Part II

None.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Schedule 7.13(b)
to Term Loan Agreement

LIENS GRANTED BY THE OBLIGORS

Part I

1.            Security deposit in the amount of $39,314.72 in favor of landlord at 900 Northbrook Dr., Suite 200, Trevose, PA, 19053.

2.            Security deposit in the amount of $10,000 in favor of landlord at 555 E. Lancaster Ave., Radnor, PA 19087.

3.            Sublease on leased property of Strongbridge U.S. Inc. at 555 E. Lancaster Ave., Radnor, PA 19087.

Part II

1.            Security deposit in the amount of $39,314.72 in favor of landlord at 900 Northbrook Dr., Suite 200, Trevose, PA, 19053.

2.            Security deposit in the amount of $10,000 in favor of landlord at 555 E. Lancaster Ave., Radnor, PA 19087.

3.            Sublease on leased property of Strongbridge U.S. Inc. at 555 E. Lancaster Ave., Radnor, PA 19087.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Schedule 7.14
to Term Loan Agreement

MATERIAL AGREEMENTS OF OBLIGORS

1.            Asset Purchase Agreement, dated as of December 12, 2016, between Taro Pharmaceutical North America, Inc. and Strongbridge Biopharma plc.

2.            Supply Agreement, dated as of December 12, 2016, between Taro Pharmaceutical North America, Inc. and Strongbridge Biopharma plc.

3.            License and Assignment Agreement, dated as of January 16, 2018, between Aeterna Zentaris GmbH and Strongbridge Ireland Limited.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Schedule 7.15
to Term Loan Agreement

RESTRICTIVE AGREEMENTS

None.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Schedule 7.16
to Term Loan Agreement

REAL PROPERTY OWNED OR LEASED BY BORROWER OR ANY SUBSIDIARY

1.            Owned Property

None

2.            Leased Property

Name of Borrower	Address/City/State/Zip Code (County)	Description of Assets and Value
Strongbridge U.S. Inc.	900 Northbrook Dr, Trevose PA	Leased office
Strongbridge U.S. Inc.	555 E Lancaster Ave Radnor PA	Leased office*
*This has been subleased out

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Schedule 7.17
to Term Loan Agreement

PENSION MATTERS

None.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Schedule 9.05
to Term Loan Agreement

EXISTING INVESTMENTS

None.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Schedule 9.10
to Term Loan Agreement

TRANSACTIONS WITH AFFILIATES

None.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Schedule 9.14
to Term Loan Agreement

PERMITTED SALES AND LEASEBACKS

None.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Exhibit A
to Term Loan Agreement

FORM OF [GUARANTEE][CO-BORROWER] ASSUMPTION AGREEMENT

[GUARANTEE][CO-BORROWER] ASSUMPTION AGREEMENT dated as of [DATE] by [NAME OF ADDITIONAL [SUBSIDIARY GUARANTOR][BORROWER], a ________ [corporation][limited liability company][other type of business entity] (the “Additional Obligor”), in favor of CRG SERVICING LLC, as administrative agent and collateral agent (the “Administrative Agent”) for the benefit of the Secured Parties under that certain Term Loan Agreement, dated as of July 14, 2017 (as amended, amended and restated, supplemented or otherwise modified, renewed, refinanced or replaced, the “Loan Agreement”), among STRONGBRIDGE U.S. INC., a Delaware corporation (“U.S. Borrower”),  STRONGBRIDGE BIOPHARMA PUBLIC LIMITED COMPANY, a public limited company incorporated under the laws of Ireland (“Parent”), STRONGBRIDGE IRELAND LIMITED, a private limited company incorporated under the laws of Ireland (“Irish Borrower”), CORTENDO CAYMAN LTD., an exempted company incorporated in the Cayman Islands (“Cayman Borrower”), CORTENDO AB (PUBL), a public limited liability company incorporated under the laws of Sweden with registration number 556537-6554 (“Swedish Borrower” and together with the U.S. Borrower, Parent, Irish Borrower, Cayman Borrower, and each other Person that becomes, or is required to become, a “Borrower” after the date hereof pursuant to Section 8.12(a) or (b) thereof, each a “Borrower” and collectively, “Borrowers”), Administrative Agent, the lenders from time to time party thereto and the Subsidiary Guarantors from time to time party thereto.  The terms defined in the Loan Agreement are herein used as therein defined.

Pursuant to Section 8.12(a) of the Loan Agreement, the Additional Obligor hereby agrees to become a [“Subsidiary Guarantor”][“Borrower”] for all purposes of the Loan Agreement, and a “Grantor” for all purposes of the Security Agreement.  Without limiting the foregoing, the Additional Obligor hereby[, jointly and severally with the other Guarantors, guarantees to the Lenders and their successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of all Guaranteed Obligations (as defined in Section 14.01 of the Loan Agreement) in the same manner and to the same extent as is provided in Section 14 of the Loan Agreement][assumes all Obligations on an absolute and unconditional, joint and several with the other Borrowers, basis,  irrespective of the value, genuineness, validity, regularity or enforceability of the Obligations of any Obligor or any substitution, release or exchange of any other guarantee of or security for any of the Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, as further provided under Section 13.22 of the Loan Agreement].  In addition, as of the date hereof, the Additional Obligor hereby makes the representations and warranties set forth in Sections 7.01,  7.02,  7.03,  7.05(a),  7.06,  7.07,  7.08 and 7.18 of the Loan Agreement, and in Section 2 of the Security Agreement, with respect to itself and its obligations under this Agreement and the other

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Loan Documents, as if each reference in such Sections to the Loan Documents included reference to this Agreement, such representations and warranties to be made as of the date hereof.

The Additional Obligor hereby instructs its counsel to deliver the opinions referred to in Section 8.12(a) of the Loan Agreement to Administrative Agent.

IN WITNESS WHEREOF, the Additional Obligor has caused this [Borrower][Guarantee] Assumption Agreement to be duly executed and delivered as of the day and year first above written.

[ADDITIONAL SUBSIDIARY GUARANTOR][BORROWER]

By
Name:
Title:

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Exhibit C-1
to Term Loan Agreement

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Term Loan Agreement dated as of July 14, 2017 (as amended by Amendment No. 1 dated as of January [__], 2018 and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among STRONGBRIDGE U.S. INC., a Delaware corporation (the “Lead Borrower”),  STRONGBRIDGE BIOPHARMA PUBLIC LIMITED COMPANY, a public limited company incorporated under the laws of Ireland (“Parent”), STRONGBRIDGE IRELAND LIMITED, a private limited company incorporated under the laws of Ireland (“Irish Borrower”), CORTENDO CAYMAN LTD., an exempted company incorporated in the Cayman Islands (“Cayman Borrower”), CORTENDO AB (PUBL), a public limited liability company incorporated under the laws of Sweden with registration number 556537-6554 (“Swedish Borrower” and together with the Lead Borrower, Parent, Irish Borrower, Cayman Borrower and each other Person that becomes, or is required to become, a “Borrower” after the date thereof pursuant to Section 8.12(a) or (b) thereof, each a “Borrower” and collectively, “Borrowers”), CRG Servicing LLC, as administrative agent and collateral agent (in such capacities, the “Administrative Agent”), and each lender from time to time party thereto.

Pursuant to the provisions of Section 5.03 of the Term Loan Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrowers within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrowers as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN-E, as applicable.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Lead Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Lead Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Exhibit C-1-1

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

[Signature follows]

Exhibit C-1-2

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

IN WITNESS WHEREOF, the undersigned has caused this certificate to be duly executed and delivered as of the date indicated below.

[NAME OF NON-U.S. LENDER]

By
Name:
Title:

Date:

Exhibit C-1-3

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Exhibit C-2
to Term Loan Agreement

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Term Loan Agreement dated as of July 14, 2017 (as amended by Amendment No. 1 dated as of January 16, 2018 and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among STRONGBRIDGE U.S. INC., a Delaware corporation (“Lead Borrower”),  STRONGBRIDGE BIOPHARMA PUBLIC LIMITED COMPANY, a public limited company incorporated under the laws of Ireland (“Parent”), STRONGBRIDGE IRELAND LIMITED, a private limited company incorporated under the laws of Ireland (“Irish Borrower”), CORTENDO CAYMAN LTD., an exempted company incorporated in the Cayman Islands (“Cayman Borrower”), CORTENDO AB (PUBL), a public limited liability company incorporated under the laws of Sweden with registration number 556537-6554 (“Swedish Borrower” and together with the Lead Borrower, Parent, Irish Borrower, Cayman Borrower and each other Person that becomes, or is required to become, a “Borrower” after the date thereof pursuant to Section 8.12(a) or (b) thereof, each a “Borrower” and collectively, “Borrowers”), CRG Servicing LLC, as administrative agent and collateral agent (in such capacities, the “Administrative Agent”), and each lender from time to time party thereto.

Pursuant to the provisions of Section 5.03 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrowers within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrowers as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN-E, as applicable.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Exhibit C-2-1

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

[Signature follows]

Exhibit C-2-2

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

IN WITNESS WHEREOF, the undersigned has caused this certificate to be duly executed and delivered as of the date indicated below.

[NAME OF NON-U.S. PARTICIPANT]

By
Name:
Title:

Date:

Exhibit C-2-3

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Exhibit C-3
to Term Loan Agreement

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Term Loan Agreement dated as of July 14, 2017 (as amended by Amendment No. 1 dated as of January 16, 2018 and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among STRONGBRIDGE U.S. INC., a Delaware corporation (“Lead Borrower”),  STRONGBRIDGE BIOPHARMA PUBLIC LIMITED COMPANY, a public limited company incorporated under the laws of Ireland (“Parent”), STRONGBRIDGE IRELAND LIMITED, a private limited company incorporated under the laws of Ireland (“Irish Borrower”), CORTENDO CAYMAN LTD., an exempted company incorporated in the Cayman Islands (“Cayman Borrower”), CORTENDO AB (PUBL), a public limited liability company incorporated under the laws of Sweden with registration number 556537-6554 (“Swedish Borrower” and together with the Lead Borrower, Parent, Irish Borrower, Cayman Borrower and each other Person that becomes, or is required to become, a “Borrower” after the date thereof pursuant to Section 8.12(a) or (b) thereof, each a “Borrower” and collectively, “Borrowers”), CRG Servicing LLC, as administrative agent and collateral agent (in such capacities, the “Administrative Agent”), and each lender from time to time party thereto.

Pursuant to the provisions of Section 5.03 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrowers as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption.  By executing this certificate, the undersigned agrees that (1) if the information

Exhibit C-3-1

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

[Signature follows]

Exhibit C-3-2

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

IN WITNESS WHEREOF, the undersigned has caused this certificate to be duly executed and delivered as of the date indicated below.

[NAME OF NON-U.S. PARTICIPANT]

By
Name:
Title:

Date:

Exhibit C-3-3

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Exhibit C-4
to Term Loan Agreement

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Term Loan Agreement dated as of July 14, 2017 (as amended by Amendment No. 1 dated as of January 16, 2018 and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among STRONGBRIDGE U.S. INC., a Delaware corporation (“Lead Borrower”),  STRONGBRIDGE BIOPHARMA PUBLIC LIMITED COMPANY, a public limited company incorporated under the laws of Ireland (“Parent”), STRONGBRIDGE IRELAND LIMITED, a private limited company incorporated under the laws of Ireland (“Irish Borrower”), CORTENDO CAYMAN LTD., an exempted company incorporated in the Cayman Islands (“Cayman Borrower”), CORTENDO AB (PUBL), a public limited liability company incorporated under the laws of Sweden with registration number 556537-6554 (“Swedish Borrower” and together with the Lead Borrower, Parent, Irish Borrower, Cayman Borrower and each other Person that becomes, or is required to become, a “Borrower” after the date thereof pursuant to Section 8.12(a) or (b) thereof, each a “Borrower” and collectively, “Borrowers”), CRG Servicing LLC, as administrative agent and collateral agent (in such capacities, the “Administrative Agent”), and each lender from time to time party thereto.

Pursuant to the provisions of Section 5.03 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s), (iii) with respect to the extension of credit pursuant to this Loan Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrowers as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the

Exhibit C-4-1

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

portfolio interest exemption.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Lead Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Lead Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

[Signature follows]

Exhibit C-3-2

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

IN WITNESS WHEREOF, the undersigned has caused this certificate to be duly executed and delivered as of the date indicated below.

[NAME OF NON-U.S. LENDER]

By
Name:
Title:

Date:

Exhibit C-3-3

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Exhibit D
to Term Loan Agreement

FORM OF COMPLIANCE CERTIFICATE

[DATE]

This certificate is delivered pursuant to Section 8.01(d) of the Term Loan Agreement, dated as of July 14, 2017 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among STRONGBRIDGE U.S. INC., a Delaware corporation (“Lead Borrower”),  STRONGBRIDGE BIOPHARMA PUBLIC LIMITED COMPANY, a public limited company incorporated under the laws of Ireland (“Parent”), STRONGBRIDGE IRELAND LIMITED, a private limited company incorporated under the laws of Ireland, CORTENDO CAYMAN LTD., an exempted company incorporated in the Cayman Islands, CORTENDO AB (PUBL), a public limited liability company incorporated under the laws of Sweden with registration number 556537-6554 , CRG Servicing LLC, as administrative agent and collateral agent (in such capacities, the “Administrative Agent”), and the lenders, the other borrowers from time to time party thereto and the subsidiary guarantors from time to time party thereto.  Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Loan Agreement.

The undersigned, a duly authorized Responsible Officer of Lead Borrower having the name and title set forth below under his signature, hereby certifies, on behalf of Lead Borrower for the benefit of the Secured Parties and pursuant to Section 8.01(d) of the Loan Agreement that such Responsible Officer of Lead Borrower is familiar with the Loan Agreement and that, in accordance with each of the following sections of the Loan Agreement, each of the following is true on the date hereof, both before and after giving effect to any Loan to be made on or before the date hereof:

In accordance with Section 8.01[(a)/(b)] of the Loan Agreement, attached hereto as Annex A are the financial statements for the [fiscal quarter/fiscal year] ended [__________] required to be delivered pursuant to Section 8.01[(a)/(b)] of the Loan Agreement.  Such financial statements fairly present in all material respects the consolidated financial position, results of operations and cash flow of Parent and its Subsidiaries as at the dates indicated therein and for the periods indicated therein in accordance with GAAP [(subject to the absence of footnote disclosure and normal year-end audit adjustments)]1 [without qualification as to the scope of the audit.  The examination by such auditors in connection with such financial statements has been made in accordance with the standards of the United States’ Public Company accounting Oversight Board (or any successor entity).]2

1          Insert language in brackets only for quarterly certifications.

2          Insert language in brackets only for annual certifications.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Attached hereto as Annex B are the calculations used to determine compliance with each financial covenant contained in Section 10 of the Loan Agreement.

No Default or Event of Default is continuing as of the date hereof[, except as provided for on Annex C attached hereto, with respect to each of which Lead Borrower proposes to take the actions set forth on Annex C].

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

IN WITNESS WHEREOF, the undersigned has executed this certificate on the date first written above.

STRONGBRIDGE U.S. INC.

By
Name:
Title:

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Annex A to Compliance Certificate

FINANCIAL STATEMENTS

[see attached]

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Annex B to Compliance Certificate

CALCULATIONS OF FINANCIAL COVENANT COMPLIANCE

I.	Section 10.01: Minimum Liquidity
A.

Amount of unencumbered (other than by Liens described in Sections 9.02(a),  9.02(c)  (provided that there is no default under the documentation governing the Permitted Priority Debt) and 9.02(j)) cash and Permitted Cash Equivalent Investments (which for greater certainty shall not include any undrawn credit lines), in each case, to the extent held in an account over which the Lenders have a perfected security interest:

$__________
B.	The greater of:	$__________
(1) $3,000,000 and
(2) to the extent Borrower has incurred Permitted Priority Debt, the minimum cash balance required of Borrower by Borrower’s Permitted Priority Debt creditors
	Is Line IA greater than Line IB?:	Yes: In compliance; No: Not in compliance
II.	Section 10.02(a)-(e): Minimum Revenue—Subsequent Periods[3]
A.	Revenues during the twelve month period beginning on January 1, 2017	$__________
	[Is line II.A equal to or greater than $[****]?	Yes: In compliance; No: Not in compliance][4]
B.	Revenues during the twelve month period beginning on January 1, 2018	$__________

3          Include Part II starting with the Compliance Certificate to be delivered within 90 days of the end of 2017 pursuant to Section 8.01(d) of the Loan Agreement

4          Include bracketed entry only on the Compliance Certificate to be delivered within 90 days of the end of 2017 pursuant to Section 8.01(d) of the Loan Agreement.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

	[Is line II.B equal to or greater than $[****]?	Yes: In compliance; No: Not in compliance][5]
C.	Revenues during the twelve month period beginning on January 1, 2019	$__________
	[Is line II.C equal to or greater than $[****]?	Yes: In compliance; No: Not in compliance][6]
D.	Revenues during the twelve month period beginning on January 1, 2020	$__________
	[Is line II.D equal to or greater than $[****]?	Yes: In compliance; No: Not in compliance][7]
E.	Revenues during the twelve month period beginning on January 1, 2021	$__________
	[Is line II.E equal to or greater than $[****]?	Yes: In compliance; No: Not in compliance][8]
F.	Revenues during the twelve month period beginning on January 1, 2022	$__________
	[Is line II.E equal to or greater than $[****]?	Yes: In compliance; No: Not in compliance][9]

5          Include bracketed entry only on the Compliance Certificate to be delivered within 90 days of the end of 2018 pursuant to Section 8.01(d) of the Loan Agreement.

6          Include bracketed entry only on the Compliance Certificate to be delivered within 90 days of the end of 2019 pursuant to Section 8.01(d) of the Loan Agreement.

7          Include bracketed entry only on the Compliance Certificate to be delivered within 90 days of the end of 2020 pursuant to Section 8.01(d) of the Loan Agreement.

8          Include bracketed entry only on the Compliance Certificate to be delivered within 90 days of the end of 2021 pursuant to Section 8.01(d) of the Loan Agreement.

9          Include bracketed entry only on the Compliance Certificate to be delivered within 90 days of the end of 2022 pursuant to Section 8.01(d) of the Loan Agreement.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Exhibit I
to Term Loan Agreement

[FORM OF WARRANT

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS IN ACCORDANCE WITH APPLICABLE REGISTRATION REQUIREMENTS OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, TRANSFER, PLEDGE OR HYPOTHECATION OF ANY INTEREST IN ANY OF THE SECURITIES REPRESENTED HEREBY.

WARRANT TO PURCHASE ORDINARY SHARES

OF

STRONGBRIDGE BIOPHARMA PLC

Dated as of [__], [__] (the “Issue Date”)

Void after the date specified in Section 8

Warrant to Purchase

[__] Ordinary Shares

(subject to adjustment)

THIS CERTIFIES THAT, for value received, [__], or its registered assigns (the “Holder”), is entitled, subject to the provisions and upon the terms and conditions set forth herein, to purchase from STRONGBRIDGE BIOPHARMA PLC, a public limited company incorporated under the laws of Ireland (the “Company”), that number of shares (the “Shares”) of the Company’s ordinary shares, of nominal value $0.01 per share (the “Ordinary Shares”), at such times and at the price per Share, set forth in Section 1. The term “Warrant” as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein. This Warrant is issued in connection with the transactions described in the Term Loan Agreement, dated as of July 14, 2017, and amended as of January 16, 2018, by and between the Company, the Subsidiary Guarantors from time to time party thereto, the Lenders from time to time party thereto and CRG Servicing LLC.

The following is a statement of the rights of the Holder and the conditions to which this Warrant is subject, and to which Holder, by acceptance of this Warrant, agrees:

1. Number and Price of Shares; Exercise Period.

(a) Number of Shares. Subject to any previous exercise of the Warrant, the Holder shall have the right to purchase up to [__] Shares, as may be adjusted pursuant hereto prior to (or in connection with) the expiration of this Warrant as provided in Section 8.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(b) Exercise Price. The exercise price per Share shall be equal to [__], subject to adjustment pursuant hereto (the “Exercise Price”), provided however, the exercise price shall never be less than the nominal value of an Ordinary Share.

(c) Exercise Period. This Warrant shall be exercisable, in whole or in part, prior to (or in connection with) the expiration of this Warrant as set forth in Section 8.

2. Exercise of the Warrant.

(a) Exercise. The purchase rights represented by this Warrant may be exercised at the election of the Holder, in whole or in part, in accordance with Section 1, by:

(i) the tender to the Company at its principal office (or such other office or agency as the Company may designate) of a notice of exercise in the form of Exhibit A (the “Notice of Exercise”), duly completed and executed by or on behalf of the Holder, together with the surrender of this Warrant; and

(ii) the payment to the Company of an amount equal to (x) the Exercise Price multiplied by (y) the number of Shares being purchased, by wire transfer or certified, cashier’s or other check acceptable to the Company and payable to the order of the Company.

(b) Net Issue Exercise. In lieu of exercising this Warrant pursuant to Section 2(a)(ii), if the fair market value of one Share is greater than the Exercise Price (at the date of calculation as set forth below), the Holder may elect to receive a number of Shares, paid-up to their nominal value, equal to the value of this Warrant (or of any portion of this Warrant being canceled) by surrender of this Warrant at the principal office of the Company (or such other office or agency as the Company may designate) together with a properly completed and executed Notice of Exercise reflecting such election and the payment to the Company of an amount equal to (x) the nominal value of a Share multiplied by (y) the number of Shares being purchased (the “Nominal Value Payment Amount”), by wire transfer or certified, cashier’s or other check acceptable to the Company and payable to the order of the Company, in which event the Company shall issue to the Holder that number of Shares computed using the following formula:

X	=	Y (A – B)
A

LANDLORDWhere:

X     =            The number of Shares to be issued to the Holder

Y     =            The number of Shares to be purchased (as specified in paragraph 1 of the applicable Notice of Exercise)

A     =            The fair market value of one Ordinary Share (at the date of such calculation)

B     =            The Exercise Price (as adjusted to the date of such calculation) less the nominal value of one Ordinary Share

For purposes of the calculation above, the fair market value of one Share shall be determined as follows:

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(i)           if the Ordinary Shares are traded on any securities exchange or quoted on an established automated over-the-counter market, the fair market value shall be deemed to be the average of the closing prices over a ten (10) Trading Day period ending five (5) Trading Days before the date of calculation; or

(ii)          if at any time the Ordinary Shares are not listed on any securities exchange or quoted on an established automated over-the-counter market, the fair market value of Ordinary Shares shall be the price per Ordinary Share which the Company could obtain from a willing buyer (not a current employee or director) for Ordinary Shares sold by the Company, from authorized but unissued Ordinary Shares, as determined in good faith by its Board of Directors, unless the Company shall become subject to a Reorganization, in which case the fair market value of the Ordinary Shares shall be deemed to be the per share value received by the holders of the Company’s Ordinary Shares pursuant to such Reorganization.

For purposes hereof, the date of calculation shall be the date the Holder sends to the Company a Notice of Exercise.  “Trading Day” means a day in which trading in the Ordinary Shares generally occurs on The Nasdaq Global Select Market or if the Ordinary Shares are not then listed on The Nasdaq Global Select Market, on the principal other U.S. national or regional securities exchange on which the Ordinary Shares are then listed, or if the Ordinary Shares are not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Ordinary Shares are then traded.  If the Ordinary Shares are not so listed or traded, “Trading Day” means any Business Day.  “Business Day” means any day other than a Saturday, a Sunday or a day on which the Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed.

(c) Exercise Prior to Expiration. To the extent this Warrant is not previously exercised as to all Shares subject hereto, and if the fair market value of one Share is greater than the Exercise Price then in effect, this Warrant shall be deemed automatically exercised pursuant to Section 2(b) (even if not surrendered) immediately before its expiration and the Holder shall be deemed to have provided, in connection with such exercise, an undertaking to pay the Nominal Value Payment Amount to the Company in cash on demand.  For purposes of such automatic exercise, the fair market value of one Share upon such expiration shall be determined pursuant to Section 2(b).  To the extent this Warrant or any portion thereof is deemed automatically exercised pursuant to this Section 2(c), the Company agrees to promptly notify the Holder of the number of Shares, if any, the Holder is to receive by reason of such automatic exercise.

(d) Share Certificates. This Warrant shall be deemed to have been exercised and the Shares issuable upon such exercise shall be deemed to have been issued immediately prior to the close of business on the date this Warrant is exercised in accordance with its terms, and the person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such Shares as of the close of business on such date. As promptly as reasonably practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for that number of Shares issuable upon such exercise. In the event that this Warrant is exercised in part and has not expired, the Company shall execute and deliver a new Warrant reflecting the number of Shares that remain subject to this Warrant.

(e) No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of such fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

(f) Conditional Exercise. The Holder may exercise this Warrant conditioned upon (and effective immediately prior to) consummation of any transaction that would cause the expiration of this Warrant pursuant to Section 8 by so indicating in the notice of exercise.

(g) Reservation of Shares. The Company agrees during the term this Warrant is exercisable to reserve and keep available from its authorized and unissued Ordinary Shares such number of Ordinary Shares as shall

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

from time to time be sufficient to effect the exercise of this Warrant; and if at any time the number of authorized but unissued Ordinary Shares shall not be sufficient for purposes of the exercise of this Warrant in accordance with its terms, without limitation of such other remedies as may be available to the Holder, the Company will use all reasonable efforts to take such corporate action as may be necessary to increase its authorized and unissued Ordinary Shares of the Company to a number of Ordinary Shares as shall be sufficient for such purposes. The Company represents and warrants that all Shares that may be issued upon the exercise of this Warrant will, when issued in accordance with the terms hereof, be validly issued, fully paid and nonassessable.

(h) Issued Securities.  The Company represents and warrants to the Holder that all issued and outstanding Ordinary Shares or any other securities of the Company have been duly authorized and validly issued and are fully paid and nonassessable.  All outstanding Ordinary Shares and any other securities were issued in full compliance with all federal and state securities laws.  In addition, as of the date immediately preceding the date of this Warrant:

(i)    A description of the Company’s capitalization attached hereto as Schedule A is true and complete, in all material respects, as of the Issue Date.

(ii)   Except for this Warrant and as otherwise disclosed on Schedule A, there are no other options, warrants, conversion privileges or other rights presently outstanding to purchase or otherwise acquire any authorized but unissued shares of the Company’s share capital or other securities of the Company.

3. Replacement of the Warrant. Subject to the receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at the expense of the Holder shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

4. Transfer of the Warrant.

(a) Warrant Register. The Company shall maintain a register (the “Warrant Register”) containing the name and address of the Holder or Holders. Until this Warrant is transferred on the Warrant Register in accordance herewith, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary. Any Holder of this Warrant (or of any portion of this Warrant) may change its address as shown on the Warrant Register by written notice to the Company requesting a change.

(b) Warrant Agent. The Company may appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 4(a), issuing the Shares or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant or conducting related activities.

(c) Transferability of the Warrant. Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the “Securities Act”), as set forth in Section 5, title to this Warrant may be transferred by endorsement (by the transferor and the transferee executing the assignment form attached as Exhibit B (the “Assignment Form”)) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

(d) Exchange of the Warrant upon a Transfer. On surrender of this Warrant (and a properly endorsed Assignment Form) for exchange, subject to the provisions of this Warrant with respect to compliance with the Securities Act and limitations on assignments and transfers, the Company shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof, and the Company shall register any such transfer upon the Warrant Register. This Warrant (and the securities issuable upon exercise of this Warrant) must be surrendered to the Company or its warrant or transfer agent, as applicable, as a condition precedent to the sale, pledge, hypothecation or other transfer of any interest in any of the securities represented hereby.

(e) Taxes. In no event shall the Company be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder, and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or is not payable.

5. Compliance with Securities Laws. By acceptance of this Warrant, the Holder agrees to comply with the following:

(a) Restrictions on Transfers. Any transfer of this Warrant or the Shares (the “Securities”) must be in compliance with all applicable federal and state securities laws. The Holder agrees not to make any sale, assignment, transfer, pledge or other disposition of all or any portion of the Securities, or any beneficial interest therein, unless and until the transferee thereof has agreed in writing for the benefit of the Company to take and hold such Securities subject to, and to be bound by, the terms and conditions set forth in this Warrant to the same extent as if the transferee were the original Holder hereunder, and either:

(i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement, or

(ii) (A) such Holder shall have given prior written notice to the Company of such Holder’s intention to make such disposition and shall have furnished the Company with a reasonable detailed description of the manner and circumstances of the proposed disposition, (B) the transferee shall have made the representations set forth in Section 10 with respect to itself as a Holder and (C) if requested by the Company, such Holder shall have furnished the Company, at the Holder’s expense, with (i) evidence reasonably satisfactory to the Company that such disposition will not require registration of such Securities under the Securities Act or (ii) a legal opinion to the effect that the transfer of such Securities may be effected in compliance with the terms of the Securities Act.  Notwithstanding the foregoing, compliance with clauses (B) and (C) above shall not be required for any transfer in compliance with Rule 144 and compliance with clause (C) above shall not be required for any transfer by the Holder to any affiliate of the Holder (or any fund or partnership under common control with one of more general partners or managing members of, or shares the same management company with, the Holder) or a transfer by the Holder to any of the Holder’s partners, members or other equity owners, or retired partners, members or other equity owners or the estate of any partners, members or other equity owners or retired partners, members or other equity owners.

(b) Investment Representation Statement. Unless this Warrant is exercised pursuant to an effective registration statement under the Securities Act that includes the Shares with respect to which the Warrant was exercised or pursuant to Section 2(b) that results in the Shares issued upon exercise being eligible for resale under Rule 144, it shall be a condition to any exercise of this Warrant that the Holder shall have confirmed the representations set forth in Section 10 hereof.

(c) Securities Law Legend. Subject to Section 5(e), the Securities shall (unless otherwise permitted by the provisions of this Warrant) be stamped or imprinted with a legend substantially similar to the following (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS IN ACCORDANCE WITH APPLICABLE REGISTRATION REQUIREMENTS OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS CERTIFICATE MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, TRANSFER, PLEDGE OR HYPOTHECATION OF ANY INTEREST IN ANY OF THE SECURITIES REPRESENTED HEREBY.

(d) Instructions Regarding Transfer Restrictions. Subject to Section 5(e), the Holder consents to the Company making a notation on its records and giving instructions to any transfer agent in order to implement the restrictions on transfer established in this Section 5.

(e) Removal of Legend. The legend referring to federal and state securities laws identified in Section 5(c) stamped on a certificate evidencing the Shares and the transfer instructions and record notations with respect to the Securities shall be removed promptly upon request by the Holder and the Company shall issue a certificate without such legend to the holder of such Securities if (i) such Securities are registered under the Securities Act, (ii) such securities are eligible for resale under Rule 144, or (iii) such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a sale or transfer of such securities may be made without registration or qualification.

(f) Compliance with Securities Laws. The Holder is aware of the restrictions imposed by the United States securities laws on the purchase or sale of securities by any person who has received material, non-public information from the issuer of such securities and on the communication of such information to any other person when it is reasonably foreseeable that such other person is likely to purchase or sell such securities in reliance upon such information.

6. Adjustments. Subject to the expiration of this Warrant pursuant to Section 8, the number and kind of shares purchasable hereunder and the Exercise Price therefor are subject to adjustment from time to time, as follows:

(a) Merger or Reorganization. If at any time there shall be any reorganization, recapitalization, merger or consolidation (a “Reorganization”) involving the Company (other than as otherwise provided for herein or as would cause the expiration of this Warrant under Section 8) in which Ordinary Shares of the Company are converted into or exchanged for securities, cash or other property, then, as a part of such Reorganization, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, the kind and amount of securities, cash or other property of the successor corporation resulting from such Reorganization (collectively, “Reference Property”), equivalent in value to that which a holder of the Shares deliverable upon exercise of this Warrant would have been entitled to receive in such Reorganization if the right to purchase the Shares hereunder had been exercised immediately prior to such Reorganization. In any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the successor corporation) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after such Reorganization to the end that the provisions of this Warrant shall be applicable after the event, as near as reasonably may be, in relation to any shares or other securities deliverable after that event upon the exercise of this Warrant. Without limiting the foregoing, in connection with any Reorganization, upon the closing thereof, the successor or surviving entity shall assume the obligations of this Agreement.  The provisions of this Section 6(a) shall similarly apply to successive Reorganizations.

(b) Reclassification of Shares. If the securities issuable upon exercise of this Warrant are changed into the same or a different number of securities of any other class or classes by reclassification, capital reorganization

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

or otherwise (other than as otherwise provided for herein) (a “Reclassification”), then, in any such event, in lieu of the number of Shares which the Holder would otherwise have been entitled to receive, the Holder shall have the right thereafter to exercise this Warrant for a number of Shares of such other class or classes of shares that a holder of the number of securities deliverable upon exercise of this Warrant immediately before that change would have been entitled to receive in such Reclassification, all subject to further adjustment as provided herein with respect to such other shares.

(c) Subdivisions and Combinations. In the event that the outstanding Ordinary Shares are subdivided (by shares split, by payment of a shares dividend or otherwise) into a greater number of Ordinary Shares, the number of Shares issuable upon exercise of the this Warrant immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the outstanding Ordinary Shares are combined (by reclassification or otherwise) into a lesser number of Ordinary Shares, the number of Shares issuable upon exercise of the this Warrant immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately decreased, and the Exercise Price shall be proportionately increased.

(d) Notice of Adjustments. Upon any adjustment in accordance with this Section 6, the Company shall give notice thereof to the Holder, which notice shall state the event giving rise to the adjustment, the Exercise Price as adjusted and the number of securities or other property purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each. The Company shall, upon the written request of any Holder, furnish or cause to be furnished to such Holder a certificate setting forth (i) such adjustments, (ii) the Exercise Price at the time in effect and (iii) the number of securities and the amount, if any, of other property that at the time would be received upon exercise of this Warrant.

7. Notification of Certain Events. Prior to the expiration of this Warrant pursuant to Section 8, in the event that the Company shall authorize:

(a) the issuance of any dividend or other distribution on the share capital of the Company (other than (i) dividends or distributions otherwise provided for in Section 6, (ii) repurchases of Ordinary Shares issued to or held by employees, officers, directors or consultants of the Company or its subsidiaries upon termination of their employment or services pursuant to agreements providing for the right of said repurchase; (iii) repurchases of Ordinary Shares issued to or held by employees, officers, directors or consultants of the Company or its subsidiaries pursuant to rights of first refusal or first offer contained in agreements providing for such rights; or (iv) repurchases of Ordinary Shares in connection with the settlement of disputes with any shareholder ), whether in cash, property, shares or other securities;

(b) the voluntary liquidation, dissolution or winding up of the Company; or

(c) any transaction resulting in the expiration of this Warrant pursuant to Section 8(b);

the Company shall send to the Holder of this Warrant at least ten (10) calendar days prior written notice of the date on which a record shall be taken for any such dividend or distribution specified in clause (a) or the expected effective date of any such other event specified in clause (b) or (c), as applicable. The notice provisions set forth in this section may be shortened or waived prospectively or retrospectively by the consent of the Holder of this Warrant.

8. Expiration of the Warrant. This Warrant shall expire and shall no longer be exercisable as of the earlier of:

(a) 5:00 p.m., Pacific time, on [__], [__]; or

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(b) (i) the acquisition of the Company by another entity by means of any transaction or series of related transactions to which the Company is a party (including, without limitation, any share acquisition, reorganization, merger or consolidation, but excluding any sale of shares for capital raising purposes and any transaction effected primarily for purposes of changing the Company’s jurisdiction of incorporation) other than a transaction or series of related transactions in which the holders of the voting securities of the Company outstanding immediately prior to such transaction or series of related transactions receive voting securities of such other surviving or resulting entity (or if the Company or such other surviving or resulting entity is a wholly-owned subsidiary immediately following such acquisition, its parent), or (ii) a sale, lease or other disposition of all or substantially all of the assets of the Company and its subsidiaries taken as a whole by means of any transaction or series of related transactions, except where such sale, lease or other disposition is to a wholly-owned subsidiary of the Company; provided that the holders of Shares in the transaction described in (i) or (ii) above receive cash or cash equivalents in such transaction with an aggregate value per Ordinary Share greater than two times the Exercise Price.

9. No Rights as a Shareholder. Nothing contained herein shall entitle the Holder to any rights as a shareholder of the Company or to be deemed the holder of any securities that may at any time be issuable on the exercise of the rights hereunder for any purpose nor shall anything contained herein be construed to confer upon the Holder, as such, any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of shares, reclassification of shares, change of nominal value or change of shares to no nominal value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or any other rights of a shareholder of the Company until this Warrant shall have been exercised.

10. Representations and Warranties of the Holder. By acceptance of this Warrant, the Holder represents and warrants to the Company as follows:

(a) No Registration. The Holder understands that the Securities have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder’s representations as expressed herein or otherwise made pursuant hereto.

(b) Investment Intent. The Holder is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. The Holder has no present intention of selling, granting any participation in, or otherwise distributing the Securities, nor does it have any contract, undertaking, agreement or arrangement for the same.

(c) Investment Experience. The Holder has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company, and has such knowledge and experience in financial or business matters so that it is capable of evaluating the merits and risks of its investment in the Company and protecting its own interests.

(d) Speculative Nature of Investment. The Holder understands and acknowledges that its investment in the Company is highly speculative and involves substantial risks. The Holder can bear the economic risk of its investment and is able, without impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

(e) Accredited Investor. The Holder is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission and agrees to submit to the Company such further assurances of such status as may be reasonably requested by the Company. The Holder has furnished or made available any and all information requested by the Company or otherwise necessary to satisfy any applicable verification requirements as to “accredited investor” status. Any such information is true, correct, timely and complete.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(f) Residency. The residency of the Holder (or, in the case of a partnership or corporation, such entity’s principal place of business) is correctly set forth on the signature page hereto.

(g) Restrictions on Resales. The Holder acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Holder is aware of the provisions of Rule 144 promulgated under the Securities Act, which permit resale of shares purchased in a private placement subject to the satisfaction of certain conditions, which may include, among other things, the availability of certain current public information about the Company; the resale occurring not less than a specified period after a party has purchased and paid for the security to be sold; the number of shares being sold during any three-month period not exceeding specified limitations; the sale being effected through a “broker’s transaction,” a transaction directly with a “market maker” or a “riskless principal transaction” (as those terms are defined in the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder); and the filing of a Form 144 notice, if applicable. The Holder acknowledges and understands that the Company may not be satisfying the current public information requirement of Rule 144 at the time the Holder wishes to sell the Securities and that, in such event, the Holder may be precluded from selling the Securities under Rule 144 even if the other applicable requirements of Rule 144 have been satisfied. The Holder acknowledges that, in the event the applicable requirements of Rule 144 are not met, registration under the Securities Act or an exemption from registration will be required for any disposition of the Securities. The Holder understands that, although Rule 144 is not exclusive, the Securities and Exchange Commission has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

11. Miscellaneous.

(a) Amendments. Except as expressly provided herein, neither this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Warrant and signed by the Company and the Holder of this Warrant.

(b) Waivers. No waiver of any single breach or default shall be deemed a waiver of any other breach or default theretofore or thereafter occurring.

(c) Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile or electronic mail (if to the Holder) or otherwise delivered by hand, messenger or courier service addressed:

(i) if to the Holder, to the Holder at the Holder’s address, facsimile number or electronic mail address as show on the signature page hereto, or at such other current address as the Holder shall have furnished to the Company; or

(ii) if to the Company, to the attention of the Chief Executive Officer or Chief Financial Officer of the Company at the Company’s address, facsimile number or electronic mail address as shown on the signature page hereto, or at such other current address as the Company shall have furnished to the Holder.

Each such notice or other communication shall for all purposes of this Warrant be treated as effective or having been given (i) if delivered by hand, messenger or courier service, when delivered (or if sent via a nationally-recognized overnight courier service, freight prepaid, specifying next-business-day delivery, one business day after deposit with the courier), or (ii) if sent via mail, at the earlier of its receipt or five days after the same has been deposited in a regularly-maintained receptacle for the deposit of the United States mail, addressed and mailed as

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

aforesaid, or (iii) if sent via facsimile, upon confirmation of facsimile transfer or, if sent via electronic mail, upon confirmation of delivery when directed to the relevant electronic mail address, if sent during normal business hours of the recipient, or if not sent during normal business hours of the recipient, then on the recipient’s next business day. In the event of any conflict between the Company’s books and records and this Warrant or any notice delivered hereunder, the Company’s books and records will control absent fraud or error.

(d)          Governing Law. This Warrant and all actions arising out of or in connection with this Warrant shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law provisions of the State of New York, or of any other state.

(e) Jurisdiction and Venue.  The Company agrees that any suit, action or proceeding with respect to this Agreement or any other Loan Document to which it is a party or any judgment entered by any court in respect thereof may be brought initially in the federal or state courts in Houston, Texas or in the courts of its own corporate domicile and irrevocably submits to the non-exclusive jurisdiction of each such court for the purpose of any such suit, action, proceeding or judgment. This Section 13.10(a) is for the benefit of the Holder only and, as a result, Holder shall not be prevented from taking proceedings in any other courts with jurisdiction. Nothing herein shall in any way be deemed to limit the ability of the Holder to serve any such process or summonses in any other manner permitted by applicable law. The Company irrevocably waives to the fullest extent permitted by law any objection that it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Warrant and hereby further irrevocably waives to the fullest extent permitted by law any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. A final judgment (in respect of which time for all appeals has elapsed) in any such suit, action or proceeding shall be conclusive and may be enforced in any court to the jurisdiction of which the Company is or may be subject, by suit upon judgment.

(f) Titles and Subtitles. The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant. All references in this Warrant to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.

(g) Severability. If any provision of this Warrant becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Warrant, and such illegal, unenforceable or void provision shall be replaced with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, unenforceable or void provision. The balance of this Warrant shall be enforceable in accordance with its terms.

(h) Waiver of Jury Trial. EACH OF THE HOLDER AND THE COMPANY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATED TO THIS WARRANT.

(i) California Corporate Securities Law. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS WARRANT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS WARRANT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

(j) Saturdays, Sundays and Holidays. If the last or appointed day for the taking of any action or the

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

expiration of any right required or granted herein shall be a Saturday, Sunday or U.S. federal holiday, then such action may be taken or such right may be exercised on the next succeeding day that is not a Saturday, Sunday or U.S. federal holiday.

(k) Rights and Obligations Survive Exercise of the Warrant. Except as otherwise provided herein, the rights and obligations of the Company and the Holder under this Warrant shall survive exercise of this Warrant.

(l) Entire Agreement. Except as expressly set forth herein, this Warrant (including the exhibits attached hereto) constitutes the entire agreement and understanding of the Company and the Holder with respect to the subject matter hereof and supersede all prior agreements and understandings relating to the subject matter hereof.

(signature page follows)

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

The Company and the Holder sign this Warrant as of the date stated on the first page.

COMPANY:

STRONGBRIDGE BIOPHARMA PLC

By
Name:
Title:

Address for Notices:

900 Northbrook Drive
Suite 200
Trevose, PA 19053

Attn:
			Tel.:	(610) 254-9200
Fax:
Email:

With a copy (which shall not constitute notice) to:

Reed Smith LLP
599 Lexington Avenue
New York, New York 10022
			Attention:	Aron Izower
			Tel.:	(212) 549-0393
			Fax:	(212) 521-5450
			Email:	aizower@reedsmith.com
AGREED AND ACKNOWLEDGED,

HOLDER:

By
Name:
Title:

Address for Notices:
[__]
Attn:	[__]
Tel.:	[__]
Fax:	[__]
Email:	[__]

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SCHEDULE A

Capitalization

Class & Number of Shares	Par Value	Authorized	Issued	Outstanding
Preferred Shares	$0.01	[__]	[__]	[__]
Ordinary Shares	$0.01	[__]	[__]	[__]
Deferred Ordinary Shares	€0.01	[__]	[__]	[__]

Outstanding Options:  [__] with weighted average exercise price of $[__].

Outstanding Warrants  –

•	[__] Warrants with exercise price of $[__]
•	[__] Warrants with exercise price of $[__]

Outstanding Restricted Stock Units:  [__]

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT A

NOTICE OF EXERCISE

TO:                [             ] (the “Company”)

Attention:     CHIEF FINANCIAL OFFICER

(1)	Exercise. The undersigned elects to purchase the following pursuant to the terms of the attached warrant:

Number of shares:
Type of security:
(2)	Method of Exercise. The undersigned elects to exercise the attached warrant pursuant to:

	[ ]	A cash payment, and tenders herewith payment of the purchase price for such shares in full, together with all applicable transfer taxes, if any.
	[ ]	The net issue exercise provisions of Section 2(b) of the attached warrant.
(3)	Conditional Exercise. Is this a conditional exercise pursuant to Section 2(f):

	[ ] Yes	[ ] No
If “Yes,” indicate the applicable condition:
(4)	Share Certificate. Please issue a certificate or certificates representing the shares in the name of:

	[ ]	The undersigned
	[ ]	Other—Name:
Address:

(5)	Unexercised Portion of the Warrant. Please issue a new warrant for the unexercised portion of the attached warrant in the name of:

	[ ]	The undersigned
	[ ]	Other—Name:
Address:

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

	[ ]	Not applicable
(6)

[Investment Intent. The undersigned represents and warrants that the aforesaid shares are being acquired for investment for its own account and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the shares, nor does it have any contract, undertaking, agreement or arrangement for the same, and all representations and warranties of the undersigned set forth in Section 10 of the attached warrant are true and correct as of the date hereof. ][10]

(Print name of the warrant holder)

(Signature)

(Name and title of signatory, if applicable)

(Date)

(Fax number)

(Email address)

10        Include if exercised pursuant to Section 2(a).

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT B

ASSIGNMENT FORM

ASSIGNOR:

COMPANY:

WARRANT:	THE WARRANT TO PURCHASE SHARES OF ORDINARY SHARES ISSUED ON [__], [__] (THE “WARRANT”)

DATE:

(1)          Assignment. The undersigned registered holder of the Warrant (“Assignor”) assigns and transfers to the assignee named below (“Assignee”) all of the rights of Assignor under the Warrant, with respect to the number of shares set forth below:

Name of Assignee:

Address of Assignee:

Number of Shares Assigned:

and does irrevocably constitute and appoint ______________________ as attorney to make such transfer on the books of Strongbridge Biopharma plc, maintained for the purpose, with full power of substitution in the premises.

(2)          Obligations of Assignee. Assignee agrees to take and hold the Warrant and any shares to be issued upon exercise of the rights thereunder (the “Securities”) subject to, and to be bound by, the terms and conditions set forth in the Warrant to the same extent as if Assignee were the original holder thereof.

(3)          [Investment Intent. Assignee represents and warrants that the Securities are being acquired for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and that Assignee has no present intention of selling, granting any participation in, or otherwise distributing the shares, nor does it have any contract, undertaking, agreement or arrangement for the same, and all representations and warranties set forth in Section 10 of the Warrant are true and correct as to Assignee as of the date hereof.]11

11        Include to the extent required pursuant to Section 5(a).

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.  [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Assignor and Assignee are signing this Assignment Form on the date first set forth above.

ASSIGNOR	ASSIGNEE

(Print name of Assignor)	(Print name of Assignee)

(Signature of Assignor)	(Signature of Assignee)

(Print name of signatory, if applicable)	(Print name of signatory, if applicable)

(Print title of signatory, if applicable)	(Print title of signatory, if applicable)

Address:	Address: